Phoenix Investment Partners

                         ANNUAL REPORT

        Zweig

                                    DECEMBER 31, 2001

                                    Phoenix-Zweig
                                    Appreciation Fund

                                    Phoenix-Zweig
                                    Government Cash Fund

                                    Phoenix-Zweig
                                    Government Fund

                                    Phoenix-Zweig
                                    Growth & Income Fund

                                    Phoenix-Zweig
                                    Managed Assets

                                    Phoenix-Zweig
                                    Strategy Fund

(LOGO)
PHOENIX
INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX COMPANIES,INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      What we experienced in the bond market last year was a very powerful rally out to five years, good performance in bonds to 10 years, and only a slight decrease in yields in the 30-year Treasuries. It was, however, another difficult year for the stock market. The Dow Jones Industrials dropped 7.1%, the worst performance since 1981's 9.2% decline; the Nasdaq Index fell 21% following the previous year's drop of 39.3%, and the S&P 500 Index was off 11.9% after receding 9.2% in 2000.(1)

      What happened last year was a hangover from the bursting of the speculative bubble in the technology area. That led to a steep drop in capital spending. The consumer held up reasonably well, and the Fed began to cut rates in January. The cuts, which numbered 11 by year-end and brought the rate down to 1.75%, actually helped the economy from getting worse. However, they weren't enough to compensate for the excess technological capacity that kept putting pressure on technology stocks. Eventually, the pressure spread to other stocks as portfolio managers sought to raise more cash. I thought the economy was beginning to turn in late summer, but the terrorist attacks came and it all became academic. That threw everything into a recession, if we hadn't been in one before.

      The economists now tell us that the recession started last March, but I am not convinced of that date. I believe that the recession probably began around the time of the 2000 election. Although the economy began to soften during the summer of 2000, I don't think we were in recession until late in 2000. When the Fed began to cut in early 2001, I believed the downturn had about another four to six months to go. The market generally does very well during such an interval. After the third Fed cut in March, the market did respond for a couple of months. There was a very strong rally in April-May, but it died during the summer.

      Conventional wisdom is that a recession typically lasts 11 months. If you accept that supposition and the March onset date, then we are about nine months into the recession. If the average were to hold, the economy should start turning up in a month or two. The stock market would be right on course because, as I mentioned earlier, the market tends to turn up four to six months before recessions end. Unfortunately, the average figure isn't truly significant--the recession could be much longer or much shorter.


(1) THE DOW JONES INDUSTRIAL AVERAGE MEASURES TOTAL-RETURN PERFORMANCE FOR 30 SELECT INDUSTRIAL COMPANIES, WHILE THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE NASDAQ INDEX MEASURES
    TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

      What we really need for this stock market is an economic upturn. If that were to happen, I don't think we would see any deflation, but it's not a sure thing. Some economists say that interest rates currently are as low as they'll go and that a historic turning point is at hand. Actually, I'm ambivalent on interest rates. I hope that rates are near their lows. If rates start to go up--assuming they just rise slowly--it would probably indicate that the economy has improved somewhat. I think that would help the market. If rates go up 1/2% or something like that over the next six to nine months, it's not a big deal. It would probably be more positive than negative. I would hate to see the Fed cut another three or four times with rates approaching zero. That would be a bad economic indicator.

      Earnings, forecast as down 16.7% last year following a drop of 16.2% in 2000, are the worst for any year since World War II. These negative earnings, which are a reflection of the recession, could hurt the market. Compounding the poor earnings are lots of write-offs. Consequently, I don't know what the actual earnings were, but I know they were not good. I also know that earnings tend to do very well coming out of a recession.

      The S&P currently trades at about 30 times estimated earnings. That's not a reasonable figure--it's too high. And, my major concern right now is the level of valuations in the market. A lot has to do with the big cap technology stocks that are selling at very high multiples. Technology, which had been perhaps 35% of the S&P at one time, is a lot less now. It's closer to the 20% level. It means that these big cap stocks have an inordinate impact not only on the market cap of the S&P but also on the earnings. If they are high multiples, it pushes up the P/E ratio for the market.

      If you look at non-tech stocks or the smaller cap stocks within the S&P 500, the P/E ratios are nowhere near as high. Nevertheless, they still don't appear cheap to me. The stock market has been down two consecutive years. Consequently, it has discounted some of the bad news. Perhaps the rally we have had for a few months demonstrates some discounting of an upward turn of the economy.

      A favorable market development is the fact that just 111 companies, raising a total of $37 billion in equity, came public last year against 386 companies raising approximately $60 billion in 2000. Inordinate numbers of IPOs, which we saw in the boiling markets of a couple of years ago, suck money out of the market. This is an indicator that we monitor very closely. It is actually bullish when IPOs slacken and companies buy back their own stock for cash. We had a terrible supply and demand picture in early 2000, with huge numbers of IPOs, much smaller numbers of buybacks, and heavy insider selling of stock. This situation had turned around somewhat, and those numbers recently are okay.

      Another positive indicator for the market is that last year was the first since 1996 that there were fewer than 10,000 mergers. Companies don't have their inflated stock to take over other companies. With people trying to conserve cash, it's harder to make deals for cash. It's probably like the situation with IPOs. It is not a good sign when merger activity gets too heavy. When it cools off, it is probably a better signal for stocks.

      More significantly, broad money supply after adjusting for inflation, is expanding by about 10.5%, the highest year-to-year rate in almost 28 years. That's definitely bullish. After the attacks in September, the Fed pumped money into the system in a major, major way to help keep the economy from collapsing. That money is out there circulating, and it has to go somewhere. There really are only three main outlets. It can go into financial assets like stocks or bonds; it can go into tangible assets like real estate; or it can go into the general economy to stimulate business. So far some of it has gone into stocks, while the real estate picture has been mixed. Some residential areas have held up nicely, but commercial real estate, not surprisingly during a recession, has not done as well. Hopefully, a good portion will go into the real economy. Consumers will be spending more, and companies will start to rebuild inventories.

      So far, the inventory picture is encouraging. Product inventories fell sharply in the fourth quarter. On an annual rate, the decline is estimated at between $100 billion and $120 billion. That's a pattern you see late in recessions as inventories get worked off. A major cause of recessions is the excessive buildup of inventories. Goods are stuck on shelves, and manufacturers and retailers have trouble selling their stocks. Typically they cut prices. We have been going through this process for a few quarters. As the inventory overhang diminishes, we get closer to the time when manufacturing goes into higher gear. Inventories are now down to levels similar to those at a late stage of previous recessions. So I hope we are near the end of this one.

      Looking at the broad economic picture, the fact that the government is facing deficits instead of surpluses is a market positive. People have a hard time grasping that government surpluses have been negative for the stock market. But, we saw it clearly in 2000 and 2001 when we had surpluses and the market went down. The problem is that a government surplus puts a drain on the economy by taking money away from people who tend to spend it. I am not suggesting that the government run a perennial deficit. But, in the Keynesian way, I think it is judicious for the federal government to run a moderate deficit during a recessionary period to help stimulate the economy. Then, as the economy recovers and tax receipts go up, you can go back to a surplus and pay down some debt. You don't want the deficit to get too big because it then builds up inflationary pressures. So I think a little bit of a deficit right now is actually a good thing.

      Summing up, I think there are more stock market positives than negatives. The Fed's monetary policy is pretty bullish. Interest rates are low, and inflation is low. The money supply is expanding. There has been a fair amount of pessimism around as a lot of holders have sold out. Now we have regained some optimism on the rally since September. However, we saw a big shakeout in mutual fund redemptions and a big drop in margin debt. All that is pretty good. Looking ahead, I see potential problems with valuations. The big question is the direction of the economy. At this point, I think the economy must improve to help the market. Since there is more positive than negative evidence on the economy at this moment, I think the odds favor an upturn, but there is no guarantee.

      We consider flexibility the hallmark of our research. As a result, we will continue to respond to changes in market conditions as appropriate. We believe this risk-averse strategy, coupled with our value bias, will over the long term help our investors achieve their financial goals.

      On the following pages, the portfolio managers of the Phoenix-Zweig Funds review the events of the last year that affected performance, with a discussion of their ongoing investment strategy. We believe you will find their comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-4361. Information about your account is available at our Web site www.phoenixinvestments.com or through our automated account information line at 1-800-243-1574.


Sincerely,

/s/  DR. MARTIN ZWEIG, PH.D.

Dr. Martin Zweig, Ph.D.
FEBRUARY 2, 2002

TABLE OF CONTENTS

Phoenix-Zweig Appreciation Fund .............................................  6
Phoenix-Zweig Government Cash Fund .......................................... 20
Phoenix-Zweig Government Fund ............................................... 27
Phoenix-Zweig Growth & Income Fund .......................................... 35
Phoenix-Zweig Managed Assets ................................................ 47
Phoenix-Zweig Strategy Fund ................................................. 63
Notes to Financial Statements ............................................... 74

PHOENIX-ZWEIG APPRECIATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: The goal of the Phoenix-Zweig Appreciation Fund is to provide investors with the growth potential of small-capitalization stocks with less risk and volatility than the market. To achieve this goal we emphasize Dr. Martin Zweig's widely recognized market research for the Fund's asset allocation decision. Utilizing the Zweig market analysis, we reduce our equity exposure as we see market risk rising and gradually increase our exposure as market risk declines. Our objective is to participate solidly during rising markets and substantially protect the bulk of those gains from major market declines.

      For the stock selection process we utilize a bottom-up quantitative approach. We favor equities with a favorable balance between their valuation and earnings growth. We also focus on structuring the portfolio with similar characteristics to our benchmark, the Russell 2000 Index.(1) In this way, we highlight Dr. Zweig's work, limit relative risk while adding value with our disciplined stock selection technique. Investors should note that the Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2001?

A: All Classes of the Fund's shares outperformed the benchmark, with Class I shares rising 4.27%, Class A shares increasing 3.85%, Class B shares gaining 3.22%, and Class C shares returning 3.23% versus the Russell 2000 Index return of 2.49%. With more than eight of every 10 stock mutual funds down for the year, we were pleased to provide our shareholders some relief in a tough and roiling market environment. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: We were bullishly positioned throughout the year. The Fund started the year with a 90% exposure to equities, and we averaged 97% exposure during the year. At year-end, the Fund was over 99% invested in stocks. One of the cornerstones of Marty Zweig's asset allocation model is not to "fight the Fed." The year started with a surprise 50 basis points Fed Funds rate cut on January 3, with the Fed continuing to supply liquidity to the economy throughout the year. The Fed Funds rate, which stood at 6.5% on December 31, 2000, finished the year at 1.75%, the lowest rate in 40 years.

      Along with the positive monetary environment, market sentiment, according to our model, was at a 10-year low. Historically, low market sentiment is a positive for the market; acting as a contrary indicator. One key sign of low sentiment is the amount of cash on the sidelines. Currently there is plenty. Savings in money market funds are up 27% since the end of last year, totaling over $2.2 trillion. We believe this cash along with the liquidity provided by the Fed will ultimately provide the fuel to rekindle a rising stock market.


(1) THE RUSSELL 2000 INDEX MEASURES SMALL-CAPITALIZATION STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT MARKET FACTORS HAD THE GREATEST EFFECT ON PERFORMANCE?

A: The Phoenix-Zweig Appreciation Fund benefited from its focus on small-capitalization stocks. The capitalization of a company is the product of the shares outstanding multiplied by its stock price. This is the third straight year that small-cap stocks outperformed large-caps, and we believe the trend is likely to continue. Small-cap stocks tend to outperform large-caps after recessionary periods because they are more economically sensitive. Further, small-cap stocks continue to display better earnings growth and cheaper valuations.

      The Fund also benefited from its focus on valuation and earnings visibility. Since the "new economy" bubble burst, investors have been focused on actual earnings and how much they spend for those earnings as opposed to speculating on companies with no earnings and only perceived revenue potential.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We enter 2002 with a very bullish 99% equity exposure. The key for us has always been to be in gear with the major market trend. With interest rates low, inflation in check, and pessimism soaring, our asset allocation models dictate that we maintain a substantial commitment to stocks. If our indicators continue to show low risk, we will remain bullishly postured. As always, we maintain a disciplined, flexible, and risk-averse approach. If conditions deteriorate, we will take steps to reduce our exposure to the market. Most important, we will manage the Fund with as much emphasis on risk control as on seeking superior returns.

                                                                JANUARY 18, 2002

Phoenix-Zweig Appreciation Fund

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                                       PERIOD ENDING 12/31/01
------------------------------------------------------------------------------------------------------------

                                                                                     INCEPTION     INCEPTION
                                                 1 YEAR      5 YEARS     10 YEARS   TO 12/31/01      DATE
                                                 ------      -------     --------   -----------    ---------
        Class A Shares at NAV(2)                   3.85%       4.99%       8.44%           --            --
        Class A Shares at POP(3)                  (2.12)       3.75        7.80            --            --

        Class B Shares at NAV(2)                   3.22        4.27          --          5.62%       4/8/96
        Class B Shares with CDSC(4)               (0.77)       4.16          --          5.53        4/8/96

        Class C Shares at NAV(2)                   3.23        4.27          --          7.18        2/3/92
        Class C Shares with CDSC(4)                3.23        4.27          --          7.18        2/3/92

        Class I Shares at NAV(2)                   4.27        5.32          --          6.39       11/1/96

        Russell 2000 Index(8)                      2.49        7.52       11.51        Note 6        Note 6

        S&P 500 Index(9)                         (11.87)      10.73       12.97        Note 7        Note 7

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since 12/31/91. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6) Index performance is 8.47% for Class B (since 4/8/96), 10.70% for Class C (since 2/3/92) and 8.70% for Class I (since 11/4/96), respectively.
(7) Index performance is 12.33% for Class B (since 4/8/96), 13.28% for Class C (since 2/3/92) and 11.55% for Class I (since 11/4/96), respectively.
(8) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance. The index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Phoenix-Zweig Appreciation Fund
                Class A (5)           Russell 2000 Index (8)    S&P 500 Index(9)
12/31/91         $ 9,425                     $10,000                $10,000
12/31/92         $10,322                     $11,841                $10,769
12/31/93         $11,834                     $14,080                $11,846
12/31/94         $11,617                     $13,823                $12,003
12/31/95         $14,405                     $17,755                $16,505
12/31/96         $16,622                     $20,683                $20,342
12/31/97         $20,582                     $25,308                $27,131
12/31/98         $20,382                     $24,664                $34,932
12/31/99         $20,016                     $29,907                $42,315
12/31/00         $20,415                     $29,003                $38,428
12/31/01         $21,201                     $29,724                $33,865

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals         20%
Technology                 19
Consumer Staples           17
Health-Care                13
Financials                 13
Capital Goods               8
Basic Materials             5
Other                       5

Phoenix-Zweig Appreciation Fund

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. CACI International, Inc.                                                1.3%
    PROVIDES PROFESSIONAL ANALYTICAL SERVICES
 2. IKON Office Solutions, Inc.                                             1.3%
    OFFICE TECHNOLOGY MANUFACTURER
 3. PETsMART, Inc.                                                          1.3%
    PET FOOD SUPPLIER
 4. Lennar Corp.                                                            1.2%
    BUILDER OF RESIDENTIAL COMMUNITIES
 5. Staten Island Bancorp, Inc.                                             1.2%
    NEW YORK-BASED SAVINGS AND LOAN INSTITUTION
 6. Airgas, Inc.                                                            1.1%
    DISTRIBUTOR OF INDUSTRIAL AND SPECIALTY GASES
 7. AmerisourceBergen Corp.                                                 1.1%
    LEADING DISTRIBUTOR OF PHARMACEUTICAL PRODUCTS AND SERVICES
 8. Ruby Tuesday, Inc.                                                      1.1%
    RESTAURANT CHAIN
 9. CBRL Group, Inc.                                                        1.1%
    RESTAURANT AND GIFT STORE OPERATOR
10. Independence Community Bank Corp.                                       1.0%
    A CHARTERED SAVINGS BANK WITH OFFICES IN NEW YORK AND NEW JERSEY


                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--95.8%

AEROSPACE/DEFENSE--0.2%
Alliant Techsystems, Inc.(b) .....................       3,100   $    239,320

AGRICULTURAL PRODUCTS--0.9%
DIMON, Inc. ......................................      64,800        466,560
Fresh Del Monte Produce, Inc.(b) .................      36,600        550,830
Standard Commercial Corp. ........................       6,000         99,000
                                                                 ------------
                                                                    1,116,390
                                                                 ------------
AIR FREIGHT--0.1%
Airborne, Inc. ...................................       8,300        123,089

AIRLINES--0.4%
Atlantic Coast Airlines Holdings, Inc.(b) ........      19,100        444,839

AUTO PARTS & EQUIPMENT--1.0%
Cooper Tire & Rubber Co. .........................      67,600      1,078,896
Keystone Automotive Industries, Inc.(b) ..........      10,200        172,686
                                                                 ------------
                                                                    1,251,582
                                                                 ------------
BANKS (REGIONAL)--4.0%
American Financial Holdings, Inc. ................         600         15,246
BOK Financial Corp.(b) ...........................       5,436        171,288
Boston Private Financial Holdings, Inc. ..........         800         17,656
Centennial Bancorp ...............................       2,000         14,760
Colonial BancGroup, Inc. (The) ...................      55,100        776,359
Community First Bankshares, Inc. .................       8,000        205,520
CVB Financial Corp. ..............................       2,800         65,520
Dime Community Bancshares ........................      10,500        294,630
First BanCorp ....................................       2,800         79,800
First Commonwealth Financial Corp. ...............       2,800         32,256



                                                        SHARES       VALUE
                                                        ------   ------------
BANKS (REGIONAL)--CONTINUED
First Republic Bank(b) ...........................         700   $     16,905
Independence Community Bank Corp. ................      55,400      1,260,904
Independent Bank Corp. ...........................       2,800         60,172
Independent Bank Corp. ...........................       1,680         46,704
Irwin Financial Corp. ............................      14,000        238,000
Pacific Century Financial Corp. ..................       5,700        147,573
Provident Bankshares Corp. .......................       3,300         80,190
R&G Financial Corp. Class B ......................       3,700         63,418
Republic Bancorp, Inc. ...........................      51,370        711,475
Sandy Spring Bancorp, Inc. .......................       1,050         33,453
South Financial Group, Inc. (The) ................       7,500        133,125
Susquehanna Bancshares, Inc. .....................       3,500         72,975
Trust Co. of New Jersey (The) ....................       2,500         63,000
Trustmark Corp. ..................................       2,200         53,306
UCBH Holdings, Inc. ..............................       2,500         71,100
Wintrust Financial Corp. .........................       4,200        128,394
                                                                 ------------
                                                                    4,853,729
                                                                 ------------
BEVERAGES (ALCOHOLIC)--0.2%
Constellation Brands, Inc. Class A ...............       6,100        261,385

BIOTECHNOLOGY--0.4%
Nabi(b) ..........................................      14,500        149,640
SangStat Medical Corp.(b) ........................       6,700        131,588
Techne Corp.(b) ..................................       6,800        250,580
                                                                 ------------
                                                                      531,808
                                                                 ------------
BUILDING MATERIALS--1.1%
Apogee Enterprises, Inc. .........................      57,900        915,978
Elcor Corp. ......................................      14,000        389,060
                                                                 ------------
                                                                    1,305,038

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
CHEMICALS--1.1%
Airgas, Inc.(b) ..................................      88,700   $  1,341,144

CHEMICALS (SPECIALTY)--0.4%
International Speciality Products, Inc.(b) .......       7,200         64,440
RPM, Inc. ........................................      28,000        404,880
                                                                 ------------
                                                                      469,320
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.7%
Inter-Tel, Inc. ..................................       6,100        117,242
SpectraLink Corp.(b) .............................      44,700        765,711
                                                                 ------------
                                                                      882,953
                                                                 ------------
COMPUTERS (PERIPHERALS)--1.1%
MICROS Systems, Inc.(b) ..........................       1,300         32,630
Storage Technology Corp.(b) ......................      39,100        808,197
Western Digital Corp.(b) .........................      73,900        463,353
                                                                 ------------
                                                                    1,304,180
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--9.7%
Acclaim Entertainment, Inc.(b) ...................      85,500        453,150
Activision, Inc.(b) ..............................      44,300      1,152,243
Ansoft Corp.(b) ..................................      11,300        164,980
ANSYS, Inc(b) ....................................      33,500        825,775
EarthLink, Inc.(b) ...............................      66,300        806,871
EPIQ Systems, Inc.(b) ............................      10,800        208,980
First Consulting Group, Inc.(b) ..................      11,400        178,410
HPL Technologies, Inc.(b) ........................      17,100        305,235
Hyperion Solutions Corp.(b) ......................      12,200        242,292
Kronos, Inc.(b) ..................................      21,200      1,025,656
McAfee.com Corp.(b) ..............................      26,500        898,615
PEC Solutions, Inc.(b) ...........................      22,500        846,225
Perot Systems Corp. Class A(b) ...................       8,400        171,528
QRS Corp.(b) .....................................       1,100         15,510
Renaissance Learning, Inc.(b) ....................      26,400        804,408
SeeBeyond Technology Corp.(b) ....................      91,700        889,490
Syntel, Inc.(b) ..................................       8,700        112,491
Systems & Computer Technology Corp.(b) ...........      18,800        194,392
Tier Technologies, Inc. Class B(b) ...............      32,700        705,012
Verisity Ltd.(b) .................................      24,000        454,800
VitalWorks, Inc.(b) ..............................       8,400         47,460
Websense, Inc.(b) ................................      37,900      1,215,453
                                                                 ------------
                                                                   11,718,976
                                                                 ------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.1%
AMCOL International Corp. ........................      11,000         79,200

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.8%
Action Performance Cos., Inc.(b) .................      25,600        783,616
Fossil, Inc.(b) ..................................       3,200         67,200
Lancaster Colony Corp. ...........................       3,900        138,489
                                                                 ------------
                                                                      989,305
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
CONSUMER FINANCE--0.2%
Cash America International, Inc. .................      14,800   $    125,800
Credit Acceptance Corp.(b) .......................       4,300         38,270
PFF Bancorp, Inc. ................................       3,200         88,320
                                                                 ------------
                                                                      252,390
                                                                 ------------
CONTAINERS & PACKAGING (PAPER)--0.8%
Graphic Packaging International Corp.(b) .........       1,300          6,305
Pactiv Corp.(b) ..................................      42,100        747,275
Playtex Products, Inc.(b) ........................      12,000        117,000
Rock-Tenn Co. Class A ............................       7,700        110,880
                                                                 ------------
                                                                      981,460
                                                                 ------------
CONTAINERS (METAL & GLASS)--0.2%
Owens-Illinois, Inc.(b) ..........................      22,900        228,771

DISTRIBUTORS (FOOD & HEALTH)--3.7%
AmerisourceBergen Corp. ..........................      20,434      1,298,581
D&K Healthcare Resources, Inc. ...................       2,000        113,900
First Horizon Pharmaceutical Corp.(b) ............      19,400        570,166
Nash-Finch Co. ...................................       3,700        115,070
Nu Skin Enterprises, Inc. Class A ................      22,500        196,875
Performance Food Group Co.(b) ....................      17,600        618,992
Priority Healthcare Corp. Class B(b) .............      12,300        432,837
PSS World Medical, Inc.(b) .......................      12,100         98,736
United Natural Foods, Inc.(b) ....................      42,100      1,052,500
                                                                 ------------
                                                                    4,497,657
                                                                 ------------
ELECTRIC COMPANIES--0.3%
Aquila, Inc.(b) ..................................      11,400        194,940
Avista Corp. .....................................       8,200        108,732
                                                                 ------------
                                                                      303,672
                                                                 ------------
ELECTRICAL EQUIPMENT--2.1%
Checkpoint Systems, Inc.(b) ......................      71,600        959,440
FLIR Systems, Inc.(b) ............................       3,000        113,760
Itron, Inc.(b) ...................................      25,300        766,590
Pemstar, Inc.(b) .................................      27,700        332,400
Powell Industries, Inc.(b) .......................       1,300         24,401
Watsco, Inc. .....................................      22,100        313,820
Zomax, Inc.(b) ...................................       2,900         23,171
                                                                 ------------
                                                                    2,533,582
                                                                 ------------
ELECTRONICS (INSTRUMENTATION)--0.8%
Ixia(b) ..........................................      34,800        447,180
MTS Systems Corp. ................................      50,100        506,511
                                                                 ------------
                                                                      953,691
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--1.5%
ESS Technology, Inc.(b) ..........................      19,400        412,444


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Genesis Microchip, Inc.(b) .......................      16,400   $  1,084,368
Kopin Corp.(b) ...................................      23,800        333,200
                                                                 ------------
                                                                    1,830,012
                                                                 ------------
ENTERTAINMENT--0.2%
Hollywood Entertainment Corp.(b) .................      10,700        152,903
Pixar, Inc.(b) ...................................       2,400         86,304
                                                                 ------------
                                                                      239,207
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--0.3%
Axcelis Technologies, Inc.(b) ....................         200          2,578
Photronics, Inc.(b) ..............................      10,200        319,770
                                                                 ------------
                                                                      322,348
                                                                 ------------
FINANCIAL (DIVERSIFIED)--1.5%
America First Mortgage Investments, Inc. .........       4,500         39,375
American Home Mortgage Holdings, Inc. ............      16,300        197,230
Crown American Realty Trust ......................       8,000         62,400
Doral Financial Corp. ............................      30,300        945,663
DVI, Inc.(b) .....................................         400          6,880
Euronet Worldwide, Inc.(b) .......................       5,300         95,930
Federal Agricultural Mortgage Corp. Class C(b) ...       6,800        275,400
Impac Mortgage Holdings, Inc. ....................       2,800         23,800
Thornburg Mortgage, Inc. .........................       9,000        177,300
Universal Health Realty Income Trust .............         700         16,450
                                                                 ------------
                                                                    1,840,428
                                                                 ------------
FOODS--2.4%
Bunge Ltd. .......................................       2,000         46,560
Charles River Laboratories International, Inc.(b)        7,500        251,100
Del Monte Foods Co.(b) ...........................       4,200         35,742
Dole Food Co., Inc. ..............................       5,800        155,614
Interstate Bakeries Corp. ........................      15,900        384,462
Lance, Inc. ......................................      74,000      1,057,460
Pilgrim's Pride Corp. ............................       9,000        121,950
Sanderson Farms, Inc. ............................       1,200         25,620
Smithfield Foods, Inc.(b) ........................      18,900        416,556
Tyson Foods, Inc. Class A ........................      31,700        366,135
                                                                 ------------
                                                                    2,861,199
                                                                 ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.9%
Alliance Gaming Corp.(b) .........................       7,800        229,242
Aztar Corp.(b) ...................................      13,200        241,560
Boyd Gaming Corp.(b) .............................      26,600        172,900
GTECH Holdings Corp.(b) ..........................       7,200        326,088
Isle of Capri Casinos, Inc.(b) ...................       3,500         46,830
MTR Gaming Group, Inc.(b) ........................      24,700        395,200
Multimedia Games, Inc.(b) ........................       3,500        132,965
Penn National Gaming, Inc.(b) ....................      25,300        767,602
                                                                 ------------
                                                                    2,312,387
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
HARDWARE & TOOLS--0.1%
WD-40 Co. ........................................       4,400   $    117,260

HEALTH CARE (DIVERSIFIED)--0.1%
Sierra Health Services, Inc.(b) ..................      22,200        179,820

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.0%
Axcan Pharma, Inc.(b) ............................       3,300         46,860
Isis Pharmaceuticals, Inc.(b) ....................      10,300        228,557
K-V Pharmaceutical Co. Class A(b) ................       3,500        103,250
Pharmaceutical Resources, Inc.(b) ................      14,100        476,580
SICOR, Inc.(b) ...................................      24,000        376,320
                                                                 ------------
                                                                    1,231,567
                                                                 ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
United Surgical Partners International, Inc.(b) ..       9,600        203,040

HEALTH CARE (LONG TERM CARE)--0.5%
Extendicare, Inc.(b) .............................         100            332
Manor Care, Inc.(b) ..............................      16,700        395,957
Res-Care, Inc.(b) ................................       3,600         31,860
Select Medical Corp.(b) ..........................       8,400        135,072
                                                                 ------------
                                                                      563,221
                                                                 ------------
HEALTH CARE (MANAGED CARE)--1.9%
AmSurg Corp.(b) ..................................       3,200         86,976
Coventry Health Care, Inc.(b) ....................      15,600        311,220
Mid Atlantic Medical Services, Inc.(b) ...........      43,400        985,180
PacifiCare Health Systems, Inc.(b) ...............       7,000        112,000
US Oncology, Inc.(b) .............................     100,700        759,278
                                                                 ------------
                                                                    2,254,654
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
American Medical Systems Holdings, Inc.(b) .......         200          4,138
Cholestech Corp.(b) ..............................       4,800         95,088
Cytyc Corp.(b) ...................................      25,400        662,940
Diagnostic Products Corp. ........................       6,000        263,700
Integra LifeSciences Holdings(b) .................      11,500        302,910
Mentor Corp. .....................................      30,400        868,224
Merit Medical Systems, Inc.(b) ...................       4,500         84,060
Ocular Sciences, Inc.(b) .........................       1,700         39,610
Possis Medical, Inc.(b) ..........................       8,200        142,844
ResMed, Inc.(b) ..................................       4,900        264,208
Respironics, Inc.(b) .............................      12,900        446,856
Schein (Henry), Inc.(b) ..........................      15,300        566,559
STERIS Corp.(b) ..................................      33,400        610,218
Theragenics Corp.(b) .............................      59,900        590,614
                                                                 ------------
                                                                    4,941,969
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--4.3%
Accredo Health, Inc.(b) ..........................       4,200        166,740
AdvancePCS(b) ....................................      22,800        669,180


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
Apria Healthcare Group, Inc.(b) ..................       9,500   $    237,405
Covance, Inc.(b) .................................      35,800        812,660
DaVita, Inc.(b) ..................................      33,000        806,850
Hooper Holmes, Inc. ..............................       5,600         50,120
Kendle International Inc.(b) .....................       9,700        195,552
Omnicare, Inc. ...................................      41,100      1,022,568
Pediatrix Medical Group, Inc.(b) .................       5,300        179,776
Pharmaceutical Product Development, Inc.(b) ......      11,100        358,641
Renal Care Group, Inc.(b) ........................      18,600        597,060
U.S. Physical Therapy, Inc.(b) ...................       2,100         33,936
                                                                 ------------
                                                                    5,130,488
                                                                 ------------
HOMEBUILDING--2.1%
Corrections Corporation of America(b) ............      18,000        334,080
Crossmann Communities, Inc. ......................         900         29,700
Hovnanian Enterprises, Inc. Class A(b) ...........       4,100         87,248
Lennar Corp. .....................................      31,300      1,465,466
M/I Schottenstein Homes, Inc. ....................       3,900        194,103
Newmark Homes Corp. ..............................         100          1,444
Ryland Group, Inc. (The) .........................       6,500        475,800
                                                                 ------------
                                                                    2,587,841
                                                                 ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
Furniture Brands International, Inc.(b) ..........       6,500        208,130
La-Z-Boy, Inc. ...................................       4,300         93,826
                                                                 ------------
                                                                      301,956
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.1%
Church & Dwight Co., Inc. ........................      25,800        687,054
Dial Corp. (The) .................................      37,800        648,270
                                                                 ------------
                                                                    1,335,324
                                                                 ------------
INSURANCE (LIFE/HEALTH)--0.8%
Protective Life Corp. ............................      20,900        604,637
Scottish Annuity & Life Holdings Ltd. ............       7,100        137,385
StanCorp Financial Group, Inc. ...................       3,600        170,100
                                                                 ------------
                                                                      912,122
                                                                 ------------
INSURANCE (MULTI-LINE)--0.1%
UICI(b) ..........................................         600          8,100
Universal American Financial Corp.(b) ............      20,900        141,911
                                                                 ------------
                                                                      150,011
                                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--0.5%
Fidelity National Financial, Inc. ................      15,650        388,120
First American Corp. .............................       1,300         24,362
Ohio Casualty Corp.(b) ...........................       2,700         43,335
Stewart Information Services Corp.(b) ............       4,500         88,875
                                                                 ------------
                                                                      544,692
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
INSURANCE BROKERS--0.7%
Brown & Brown ....................................      11,500   $    313,950
CorVel Corp.(b) ..................................         700         22,925
MIM Corp.(b) .....................................      29,700        528,660
                                                                 ------------
                                                                      865,535
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--0.1%
Jefferies Group, Inc. ............................       3,000        126,930

IRON & STEEL--1.0%
Walter Industries, Inc. ..........................       4,400         49,764
Worthington Industries, Inc. .....................      85,100      1,208,420
                                                                 ------------
                                                                    1,258,184
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.5%
Direct Focus, Inc.(b) ............................       3,400        106,080
Winnebago Industries, Inc. .......................      12,100        446,974
                                                                 ------------
                                                                      553,054
                                                                 ------------
MACHINERY (DIVERSIFIED)--0.5%
AGCO Corp. .......................................      14,000        220,920
Mestek, Inc.(b) ..................................       2,000         47,300
MSC Industrial Direct Co., Inc. Class A(b) .......      18,700        369,325
                                                                 ------------
                                                                      637,545
                                                                 ------------
MANUFACTURING (DIVERSIFIED)--0.8%
Global Power Equipment Group, Inc.(b) ............      18,300        275,415
Griffon Corp.(b) .................................      41,720        625,800
Myers Industries, Inc. ...........................       1,000         13,650
Yankee Candle Co., Inc. (The)(b) .................       2,900         65,714
                                                                 ------------
                                                                      980,579
                                                                 ------------
MANUFACTURING (SPECIALIZED)--2.2%
Albany International Corp. .......................      10,400        225,680
Donaldson Co., Inc. ..............................      10,400        403,936
Global Imaging Systems, Inc.(b) ..................      24,500        365,785
IKON Office Solutions, Inc. ......................     135,000      1,578,150
Watts Industries, Inc. Class A ...................       4,900         73,500
                                                                 ------------
                                                                    2,647,051
                                                                 ------------
MEDICAL PRODUCTS & SUPPLIES--0.1%
CONMED Corp.(b) ..................................         900         17,964
Endocare, Inc.(b) ................................       7,200        129,096
                                                                 ------------
                                                                      147,060
                                                                 ------------
METAL FABRICATORS--0.1%
General Cable Corp. ..............................       7,300         95,630

METALS MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc. Class B(b) ..       7,400         99,086


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
OFFICE EQUIPMENT & SUPPLIES--1.1%
HON Industries, Inc. .............................       3,400   $     94,010
New England Business Service, Inc. ...............       1,500         28,725
Reynolds & Reynolds Co. (The) Class A ............      41,600      1,008,800
Wallace Computer Services, Inc. ..................      10,400        197,496
                                                                 ------------
                                                                    1,329,031
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
CARBO Ceramics, Inc. .............................       8,600        336,776
Oceaneering International, Inc.(b) ...............      33,700        745,444
Offshore Logistics, Inc.(b) ......................      40,600        721,056
TETRA Technologies, Inc.(b) ......................      12,400        259,780
                                                                 ------------
                                                                    2,063,056
                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Berry Petroleum Co. Class A ......................       5,200         81,640
Ultra Petroleum Corp.(b) .........................       3,000         18,270
                                                                 ------------
                                                                       99,910
                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--0.5%
Frontier Oil Corp. ...............................      15,600        259,584
Holly Corp. ......................................       7,500        144,375
Tesoro Petroleum Corp.(b) ........................      16,500        216,315
                                                                 ------------
                                                                      620,274
                                                                 ------------
PAPER & FOREST PRODUCTS--0.2%
American Woodmark Corp. ..........................         500         26,875
Longview Fibre Co. ...............................       9,200        108,652
Wausau-Mosinee Paper Corp. .......................       7,300         88,330
                                                                 ------------
                                                                      223,857
                                                                 ------------
PERSONAL CARE--0.8%
Nature's Sunshine Products, Inc. .................       1,900         22,306
NBTY, Inc.(b) ....................................      80,200        938,340
                                                                 ------------
                                                                      960,646
                                                                 ------------
RAILROADS--0.3%
RailAmerica, Inc.(b) .............................      23,900        345,594

REITS--1.1%
Annaly Mortgage Management, Inc. .................      43,500        696,000
Developers Diversified Realty Corp. ..............       7,000        133,700
Mid-Atlantic Realty Trust ........................       1,600         24,880
Storage USA, Inc. ................................       4,700        197,870
United Dominion Realty Trust, Inc. ...............      19,600        282,240
                                                                 ------------
                                                                    1,334,690
                                                                 ------------

RESTAURANTS--5.0%
AFC Enterprises, Inc.(b) .........................       8,500        241,315
Applebee's International, Inc. ...................       6,400        218,880

                                                        SHARES       VALUE
                                                        ------   ------------
RESTAURANTS--CONTINUED
Bob Evans Farms, Inc. ............................      29,100   $    714,987
Brinker International, Inc.(b) ...................          50          1,488
CBRL Group, Inc. .................................      43,400      1,277,696
CEC Entertainment, Inc.(b) .......................       5,600        242,984
IHOP Corp.(b) ....................................       1,800         52,740
Landry's Restaurants, Inc. .......................      38,400        716,160
Papa John's International, Inc.(b) ...............      13,000        357,240
Ruby Tuesday, Inc. ...............................      62,100      1,281,123
Ryan's Family Steak Houses, Inc.(b) ..............      36,500        790,225
Steak n Shake Co. (The)(b) .......................       6,900         76,176
                                                                 ------------
                                                                    5,971,014
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--0.1%
Tractor Supply Co.(b) ............................       3,700        126,096

RETAIL (DISCOUNTERS)--1.1%
99 Cents Only Stores(b) ..........................       3,000        114,300
Fred's, Inc. .....................................      22,550        923,648
Ross Stores, Inc. ................................       4,000        128,320
Tuesday Morning Corp.(b) .........................       5,700        103,113
                                                                 ------------
                                                                    1,269,381
                                                                 ------------
RETAIL (DRUG STORES)--0.8%
Caremark Rx, Inc.(b) .............................      59,400        968,814

RETAIL (FOOD CHAINS)--0.6%
7-Eleven, Inc.(b) ................................      20,500        240,055
Great Atlantic & Pacific Tea Co., Inc. (The)(b) ..       5,200        123,656
Ruddick Corp. ....................................      21,600        345,384
                                                                 ------------
                                                                      709,095
                                                                 ------------
RETAIL (HOME SHOPPING)--1.2%
Alloy, Inc.(b) ...................................      54,600      1,175,538
Global Sports, Inc.(b) ...........................       3,800         75,810
Lands' End, Inc.(b) ..............................       3,400        170,544
PC Connection, Inc.(b) ...........................       2,200         32,626
                                                                 ------------
                                                                    1,454,518
                                                                 ------------
RETAIL (SPECIALTY)--5.8%
1-800-Flowers.Com, Inc.(b) .......................      46,700        728,520
Casey's General Stores, Inc. .....................       1,900         28,310
Circuit City Stores, Inc. - CarMax Group(b) ......      44,200      1,005,108
Finish Line, Inc. (The) Class A(b) ...............      19,700        301,213
Galyan's Trading Co.(b) ..........................       9,900        140,976
Group 1 Automotive, Inc.(b) ......................      22,400        638,624
Guitar Center, Inc.(b) ...........................       4,500         61,380
Hancock Fabrics, Inc.(b) .........................       5,800         76,270
Haverty Furniture Cos., Inc. .....................       1,700         28,135
Lithia Motors, Inc.(b) ...........................      11,300        233,910
Michaels Stores, Inc.(b) .........................       7,800        257,010


                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
RETAIL (SPECIALTY)--CONTINUED
O'Reilly Automotive, Inc.(b) .....................      31,400   $  1,145,158
Pep Boys-Manny, Moe & Jack (The) .................      23,300        399,595
PETsMART, Inc.(b) ................................     157,400      1,548,816
Pier 1 Imports, Inc. .............................      11,500        199,410
United Auto Group, Inc.(b) .......................       3,800         98,078
West Marine, Inc.(b) .............................       6,800         99,892
                                                                 ------------
                                                                    6,990,405
                                                                 ------------
RETAIL (SPECIALTY-APPAREL)--0.5%
Chico's FAS, Inc.(b) .............................       4,200        166,740
Wet Seal, Inc. (The) Class A(b) ..................       3,050         71,827
Too, Inc.(b) .....................................       8,300        228,250
Urban Outfitters, Inc.(b) ........................       6,800        164,016
                                                                 ------------
                                                                      630,833
                                                                 ------------
SAVINGS & LOAN COMPANIES--3.6%
Anchor BanCorp Wisconsin, Inc. ...................       1,300         23,062
Bank Mutual Corp. ................................         700         10,696
BankAtlantic Bancorp, Inc. Class A ...............      55,400        508,572
BankUnited Financial Corp. Class A(b) ............       9,200        136,620
Capitol Federal Financial ........................      15,500        323,020
CFS Bancorp, Inc. ................................       9,300        133,455
Fidelity Bankshares, Inc. ........................       1,000         15,970
First Essex Bancorp, Inc. ........................         500         14,090
First Federal Capital Corp. ......................       1,600         25,120
First Niagara Financial Group, Inc. ..............         700         11,781
First Sentinel Bancorp, Inc. .....................      10,700        133,964
Flagstar Bancorp, Inc. ...........................      15,450        311,008
Flushing Financial Corp. .........................      12,000        213,600
MB Financial, Inc.(b) ............................         800         21,752
Net.B@nk, Inc.(b) ................................       9,800        102,704
Northwest Bancorp, Inc. ..........................       3,000         34,320
OceanFirst Financial Corp. .......................       4,200        101,472
Seacoast Financial Services Corp. ................      33,000        565,950
St. Francis Capital Corp. ........................         200          4,626
Staten Island Bancorp, Inc. ......................      87,600      1,428,756
Troy Financial Corp. .............................         600         14,880
United Community Financial Corp. .................         800          5,760
Washington Federal, Inc. .........................       4,400        113,432
Waypoint Financial Corp. .........................       3,400         51,272
WSFS Financial Corp. .............................         600         10,410
                                                                 ------------
                                                                    4,316,292
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.4%
ADVO, Inc.(b) ....................................       5,700        245,100
Harte-Hanks, Inc. ................................       3,700        104,229
Information Resources, Inc.(b) ...................       9,800         81,340
                                                                 ------------
                                                                      430,669
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
SERVICES (COMMERCIAL & CONSUMER)--2.4%
aaiPharma, Inc.(b) ...............................       2,700   $     67,932
Central Parking Corp. ............................       5,100        100,164
Copart, Inc.(b) ..................................       7,700        280,049
Cornell Cos., Inc.(b) ............................       2,600         45,890
FTI Consulting, Inc.(b) ..........................       5,000        164,000
G & K Services, Inc. Class A .....................       7,800        251,940
ITT Educational Services, Inc.(b) ................         900         33,183
Protection One, Inc.(b) ..........................      10,000         25,000
Regis Corp. ......................................      15,000        386,700
Register.com, Inc.(b) ............................      13,100        150,650
Right Management Consultants, Inc.(b) ............       5,950        102,935
Service Corp. International(b) ...................      47,100        235,029
Stewart Enterprises, Inc. Class A(b) .............      86,800        519,932
Sunrise Assisted Living, Inc.(b) .................      10,400        302,744
University of Phoenix Online(b) ..................       3,700        120,583
West Corp.(b) ....................................       4,000         99,760
                                                                 ------------
                                                                    2,886,491
                                                                 ------------
SERVICES (COMPUTER SYSTEMS)--2.8%
CACI International, Inc. Class A(b) ..............      41,000      1,618,885
Digital River, Inc.(b) ...........................      60,000        955,200
eFunds Corp.(b) ..................................      47,600        654,500
Gartner, Inc. Class B(b) .........................       8,000         89,600
Sykes Enterprises, Inc.(b) .......................         600          5,604
                                                                 ------------
                                                                    3,323,789
                                                                 ------------
SERVICES (EMPLOYMENT)--1.0%
Administaff, Inc.(b) .............................      37,800      1,036,098
Labor Ready, Inc.(b) .............................       4,500         22,995
Modis Professional Services, Inc.(b) .............      22,800        162,792
                                                                 ------------
                                                                    1,221,885
                                                                 ------------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.2%
Wackenhut Corrections Corp.(b) ...................      21,800        302,148

SHIPPING--0.2%
Kirby Corp.(b) ...................................      10,900        300,295

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Metro One Telecommunications, Inc.(b) ............      14,000        423,500
UbiquiTel, Inc.(b) ...............................      22,500        167,625
                                                                 ------------
                                                                      591,125
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
General Communication, Inc. Class A(b) ...........      96,600        823,998

TEXTILES (APPAREL)--0.1%
UniFirst Corp. ...................................       3,200         72,160

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                        SHARES       VALUE
                                                        ------   ------------
TEXTILES (HOME FURNISHINGS)--0.1%
Collins & Aikman Corp.(b) ........................       8,000   $     61,600

TOBACCO--0.1%
Schweitzer-Mauduit International, Inc. ...........       3,400         80,750

TRUCKERS--1.0%
Knight Transportation, Inc.(b) ...................      23,925        449,312
Werner Enterprises, Inc. .........................      32,500        789,750
                                                                 ------------
                                                                    1,239,062
                                                                 ------------
WASTE MANAGEMENT--0.6%
Casella Waste Systems, Inc. Class A(b) ...........       1,500         22,215
Stericycle, Inc.(b) ..............................       7,300        444,424
TRC Cos., Inc.(b) ................................       5,000        250,000
                                                                 ------------
                                                                      716,639
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $95,668,289)                                     115,397,798
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.8%

BEVERAGES (NON-ALCOHOLIC)--0.6%
Cott Corp. (Canada)(b) ...........................      45,200        718,680

COMPUTERS (SOFTWARE & SERVICES)--1.1%
Advanced Semiconductor Engineering, Inc. GDR
(Taiwan)(b) ......................................      10,200         44,778

AsiaInfo Holdings, Inc. (China)(b) ...............      44,200        769,964
Cognos, Inc. (Canada)(b) .........................       9,800        245,000
TTI Team Telecom International Ltd. (Israel)(b) ..       9,000        225,180
                                                                 ------------
                                                                    1,284,922
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--0.6%
O2Micro International Ltd. (Cayman Islands)(b) ...      32,200        774,410

ENGINEERING & CONSTRUCTION--0.2%
Willbros Group, Inc. (Panama)(b) .................      16,000        256,000

GOLD & PRECIOUS METALS MINING--0.1%
Compania de Minas Buenaventura SA ADR (Peru) .....       7,800        161,694
Lihir Gold Ltd. ADR (Australia)(b) ...............         300          3,555
                                                                 ------------
                                                                      165,249
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.3%
Taro Pharmaceutical Industries Ltd. (Israel)(b) ..      10,400        415,480

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
Dynacare, Inc. (Canada)(b) .......................       3,500         59,115


                                                        SHARES       VALUE
                                                        ------   ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.0%
Industrie Natuzzi SpA (Italy) ....................         500   $      7,320

IRON & STEEL--0.0%
Gerdau SA ADR (Brazil) ...........................       1,200         11,652

OFFICE EQUIPMENT & SUPPLIES--0.2%
Moore Corp. Ltd. (Canada) ........................      18,900        179,550

PAPER & FOREST PRODUCTS--0.1%
Domtar, Inc. (Canada) ............................       7,200         72,576
Premdor, Inc. (Canada)(b) ........................       2,600         31,746
                                                                 ------------
                                                                      104,322
                                                                 ------------
RETAIL (FOOD CHAINS)--0.1%
Blue Square-Israel Ltd. ADR (Israel) .............       3,700         63,677

SERVICES (COMMERCIAL & CONSUMER)--0.2%
ASE Test Ltd. (Taiwan)(b) ........................      17,400        242,382

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Tele Centro Oeste Celular Participacoes ADR
(Brazil) .........................................      39,400        275,800
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,799,438)                                        4,558,559
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.6%
(IDENTIFIED COST $99,467,727)                                     119,956,357
-----------------------------------------------------------------------------


                                                          PAR
                                                         VALUE
                                                         (000)
                                                         -----
SHORT-TERM OBLIGATIONS--0.5%

REPURCHASE AGREEMENTS--0.5%
Morgan Stanley & Co., Inc. repurchase agreement,
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$616,058 collateralized by a Freddie Mac Bond
6.50%, 1/1/09, market value $631,504 .............        $616        616,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $616,000)                                            616,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $100,083,727)                                    120,572,357(a)

Other assets and liabilities, net--(0.1)%                             (72,164)
                                                                 ------------
NET ASSETS--100.0%                                               $120,500,193
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,241,601 and gross depreciation of $3,307,771 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $100,638,527.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $100,083,727)                                  $120,572,357
Cash                                                                     15,727
Receivables
   Investment securities sold                                         4,011,337
   Dividends and interest                                                72,140
   Fund shares sold                                                      23,909
Prepaid expenses                                                          2,611
                                                                   ------------
     Total assets                                                   124,698,081
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased                                    3,605,951
   Fund shares repurchased                                              289,629
   Investment advisory fee                                              101,488
   Distribution fee                                                      59,233
   Transfer agent fee                                                    44,978
   Financial agent fee                                                    6,510
   Payable to adviser                                                       141
Accrued expenses                                                         89,958
                                                                   ------------
     Total liabilities                                                4,197,888
                                                                   ------------
NET ASSETS                                                         $120,500,193
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $102,521,378
Distributions in excess of net investment income                       (294,979)
Accumulated net realized loss                                        (2,214,836)
Net unrealized appreciation                                          20,488,630
                                                                   ------------
NET ASSETS                                                         $120,500,193
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $70,384,110)                   6,490,373
Net asset value per share                                                $10.84
Offering price per share $10.84/(1-5.75%)                                $11.50

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $11,287,115)                   1,067,727
Net asset value and offering price per share                             $10.57

CLASS C
Shares of beneficial
interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $37,817,090)                   3,581,023
Net asset value and offering price per share                             $10.56
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,011,878)                       91,335
Net asset value and offering price per share                             $11.08


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                           $ 1,374,892
Interest                                                                156,145
Foreign taxes withheld                                                   (2,881)
                                                                    -----------
     Total investment income                                          1,528,156
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,253,596
Distribution fee, Class A                                               217,093
Distribution fee, Class B                                               119,181
Distribution fee, Class C                                               401,190
Financial agent fee                                                      80,216
Transfer agent                                                          257,251
Custodian                                                               112,184
Printing                                                                 47,524
Professional                                                             40,325
Registration                                                             25,393
Trustees                                                                 13,006
Miscellaneous                                                            24,207
                                                                    -----------
     Total expenses                                                   2,591,166
                                                                    -----------
NET INVESTMENT LOSS                                                  (1,063,010)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                         (94,680)
Net realized gain on futures contracts                                  219,456
Net change in unrealized appreciation (depreciation) on
   investments                                                        4,480,814
                                                                    -----------
NET GAIN ON INVESTMENTS                                               4,605,590
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,542,580
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ (1,063,010)      $  1,226,801
   Net realized gain (loss)                                                                             124,776          7,884,845
   Net change in unrealized appreciation (depreciation)                                               4,480,814         (6,463,343)
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        3,542,580          2,648,303
                                                                                                   ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                       (78,086)          (849,916)
   Net investment income, Class B                                                                            --            (57,867)
   Net investment income, Class C                                                                            --           (196,999)
   Net investment income, Class I                                                                        (4,092)           (12,696)
   Net realized short-term gains, Class A                                                                    --         (2,164,628)
   Net realized short-term gains, Class B                                                                    --           (373,156)
   Net realized short-term gains, Class C                                                                    --         (1,304,600)
   Net realized short-term gains, Class I                                                                    --            (24,938)
   Net realized long-term gains, Class A                                                                     --         (8,800,437)
   Net realized long-term gains, Class B                                                                     --         (1,517,095)
   Net realized long-term gains, Class C                                                                     --         (5,303,954)
   Net realized long-term gains, Class I                                                                     --           (101,383)
                                                                                                   ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                            (82,178)       (20,707,669)
                                                                                                   ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (299,529 and 2,117,026 shares, respectively)                         3,109,023         25,248,717
   Net asset value of shares issued from reinvestment of distributions
     (6,409 and 1,030,789 shares, respectively)                                                          68,259         10,476,857
   Cost of shares repurchased (1,537,424 and 5,971,345 shares, respectively)                        (15,710,397)       (71,484,285)
                                                                                                   ------------       ------------
Total                                                                                               (12,533,115)       (35,758,711)
                                                                                                   ------------       ------------
CLASS B
   Proceeds from sales of shares (83,550 and 164,293 shares, respectively)                              809,414          1,957,091
   Net asset value of shares issued from reinvestment of distributions
     (0 and 183,597 shares, respectively)                                                                    --          1,822,012
   Cost of shares repurchased (331,695 and 686,145 shares, respectively)                             (3,295,631)        (8,043,204)
                                                                                                   ------------       ------------
Total                                                                                                (2,486,217)        (4,264,101)
                                                                                                   ------------       ------------
CLASS C
   Proceeds from sales of shares (91,053 and 72,864 shares, respectively)                               923,476            842,387
   Net asset value of shares issued from reinvestment of distributions
     (0 and 631,121 shares, respectively)                                                                    --          6,257,161
   Cost of shares repurchased (1,027,429 and 3,748,749 shares, respectively)                        (10,245,466)       (43,877,029)
                                                                                                   ------------       ------------
Total                                                                                                (9,321,990)       (36,777,481)
                                                                                                   ------------       ------------
CLASS I
   Proceeds from sales of shares (2,683 and 1,087 shares, respectively)                                  28,297             12,975
   Net asset value of shares issued from reinvestment of distributions
     (376 and 13,382 shares, respectively)                                                                4,092            139,030
   Cost of shares repurchased (4,083 and 78,049 shares, respectively)                                   (43,449)          (951,853)
                                                                                                   ------------       ------------
Total                                                                                                   (11,060)          (799,848)
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (24,352,382)       (77,600,141)
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (20,891,980)       (95,659,507)
NET ASSETS
   Beginning of period                                                                              141,392,173        237,051,680
                                                                                                   ------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF ($294,979)
     AND ($26,528), RESPECTIVELY]                                                                  $120,500,193       $141,392,173
                                                                                                   ============       ============

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.45       $11.99      $16.21       $18.27      $15.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.06)(2)     0.12(2)     0.11(2)      0.07        0.10
   Net realized and unrealized gain (loss)                          0.46         0.05       (0.51)       (0.32)       3.67
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.40         0.17       (0.40)       (0.25)       3.77
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.01)       (0.11)      (0.12)       (0.07)      (0.09)
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.01)       (1.71)      (3.82)       (1.81)      (1.40)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.39        (1.54)      (4.22)       (2.06)       2.37
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.84       $10.45      $11.99       $16.21      $18.27
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.85 %       1.99%      (1.80)%      (0.97)%     23.83%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $70,384      $80,690    $126,461     $240,900    $293,809
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.78 %       1.72%       1.58 %       1.52 %      1.52%
   Net investment income                                           (0.56)%       0.99%       0.74 %       0.34 %      0.61%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.24       $11.80      $16.02       $18.13      $15.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.13)(2)     0.03(2)     0.01(2)     (0.06)      (0.02)
   Net realized and unrealized gain (loss)                          0.46         0.05       (0.51)       (0.31)       3.64
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.33         0.08       (0.50)       (0.37)       3.62
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.04)      (0.02)          --          --
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.64)      (3.72)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.33        (1.56)      (4.22)       (2.11)       2.31
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.57       $10.24      $11.80       $16.02      $18.13
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.22 %       1.23%      (2.45)%      (1.66)%     22.97 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $11,287      $13,481     $19,523      $30,370     $22,122
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.48 %       2.42%       2.27 %       2.22 %      2.22 %
   Net investment income                                           (1.26)%       0.29%       0.08 %      (0.36)%     (0.09)%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77 %

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.23       $11.79      $15.99       $18.10      $15.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.13)(2)     0.04(2)       --(2)     (0.07)      (0.02)
   Net realized and unrealized gain (loss)                          0.46         0.04       (0.50)       (0.30)       3.64
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.33         0.08       (0.50)       (0.37)       3.62
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.04)         --           --          --
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.64)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.33        (1.56)      (4.20)       (2.11)       2.31
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.56       $10.23      $11.79       $15.99      $18.10
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.23 %       1.22%      (2.49)%      (1.67)%     23.01 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $37,817      $46,235     $89,165     $201,789    $248,584
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.48 %       2.42%       2.28 %       2.22 %      2.22 %
   Net investment income                                           (1.26)%       0.32%       0.02 %      (0.36)%     (0.09)%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77 %

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.67       $12.21      $16.43       $18.46      $16.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.03)(2)     0.16(2)     0.17(2)      0.09        0.15
   Net realized and unrealized gain (loss)                          0.49         0.04       (0.52)       (0.29)       3.71
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.46         0.20       (0.35)       (0.20)       3.86
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.05)       (0.14)      (0.17)       (0.09)      (0.13)
   Dividends from net realized gains                                  --        (1.60)      (3.70)       (1.74)      (1.31)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.05)       (1.74)      (3.87)       (1.83)      (1.44)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.41        (1.54)      (4.22)       (2.03)       2.42
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $11.08       $10.67      $12.21       $16.43      $18.46
                                                                  ======       ======      ======       ======      ======
Total return                                                        4.27 %       2.23%      (1.45)%      (0.67)%     24.17%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,012         $986      $1,903       $2,760      $2,735
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.48 %       1.44%       1.27 %       1.22 %      1.22%
   Net investment income                                           (0.27)%       1.35%       1.14 %       0.64 %      0.91%
Portfolio turnover                                                   226 %        265%         92 %        117 %        77%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-ZWEIG GOVERNMENT CASH FUND

--------------------------------------------------------------------------------
  MONTHLY YIELD COMPARISON
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Phoenix-Zweig Government Cash Class A (1)   IBC Money Fund Report (2)
1/31/01                       5.39%                             5.62%
2/28/01                       5.14                              5.13
3/31/01                       4.9                               4.76
4/30/01                       4.03                              4.38
5/31/01                       3.87                              3.91
6/30/01                       3.77                              3.54
7/31/01                       3.17                              3.26
8/31/01                       3.21                              3.05
9/30/01                       2.09                              2.77
10/31/01                      2.25                              2.25
11/30/01                      2.05                              1.82
12/31/01                      1.64                              1.54

(1) This chart illustrates the period from January 1, 2001 to December 31, 2001. The results are not indicative of the rate of return which may be realized from an investment made in the Government Cash Fund today. The Government Cash Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.
(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Zweig Government Cash Fund

                        INVESTMENTS AT DECEMBER 31, 2001

 FACE
 VALUE                                  DISCOUNT    MATURITY
 (000)      DESCRIPTION                   RATE        DATE          VALUE
-------     -----------                 --------    --------     ------------
FEDERAL AGENCY SECURITIES--80.7%
$10,000 Fannie Mae Discount Note ......   3.60%       1/3/02     $ 9,998,000

 15,000 Fannie Mae Discount Note ......   3.53       1/10/02       14,986,762

 10,000 Freddie Mac Discount Note .....   2.29       1/10/02        9,994,275

 10,000 Fannie Mae Discount Note ......   2.20       1/17/02        9,990,222

 10,000 Freddie Mac Discount Note .....   2.19       1/31/02        9,981,750

  5,000 Freddie Mac Discount Note .....   3.86       1/31/02        4,983,917

  5,000 Fannie Mae Discount Note ......   1.86        2/7/02        4,990,442

 10,000 Fannie Mae Discount Note ......   1.92       2/14/02        9,976,533

 10,000 Fannie Mae Discount Note ......   3.34       2/14/02        9,959,178

  4,000 Fannie Mae Discount Note ......   1.74       2/21/02        3,990,140

  3,000 Federal Home Loan Bank
         Discount Note ................   2.36       2/22/02        2,989,773

 10,000 Fannie Mae Discount Note ......   3.32       2/28/02        9,946,511

  2,000 Federal Farm Credit Bank
         Discount Note ................   2.36       2/28/02        1,992,395

  5,000 Fannie Mae Discount Note ......   1.95        3/5/02        4,982,937

  5,000 Fannie Mae Discount Note ......   1.74       3/14/02        4,982,600

 10,000 Federal Home Loan Bank
         Discount Note ................   1.73       3/20/02        9,962,517

  4,000 Fannie Mae Discount Note ......   1.94        4/5/02        3,979,738

  5,000 Federal Home Loan Bank
         Discount Note ................   1.98       4/17/02        4,970,850

 10,000 Fannie Mae Discount Note ......   3.51       4/19/02        9,894,700

 10,000 Freddie Mac Discount Note .....   1.85       4/25/02        9,941,417


 FACE
 VALUE                                  DISCOUNT    MATURITY
 (000)      DESCRIPTION                   RATE        DATE          VALUE
-------     -----------                 --------    --------     ------------
FEDERAL AGENCY SECURITIES--CONTINUED
$10,000 Freddie Mac Discount Note .....   2.15%      4/25/02     $  9,931,917

  5,000 Fannie Mae Discount Note ......   1.80       5/23/02        4,964,500

  5,000 Freddie Mac Discount Note .....   1.86       5/23/02        4,963,317

  5,000 Freddie Mac Discount Note .....   3.73       5/29/02        4,923,328

 10,000 Freddie Mac Discount Note .....   1.80       5/31/02        9,925,000

  5,000 Freddie Mac Discount Note .....   3.65       5/31/02        4,923,958

 10,000 Freddie Mac Discount Note .....   1.76       6/13/02        9,920,311

  5,000 Fannie Mae Discount Note ......   1.80       6/20/02        4,957,500

  5,000 Freddie Mac Discount Note .....   1.86       6/28/02        4,954,017
-----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                                   211,958,505
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS--13.1%
 34,258 Morgan Stanley & Co., Inc.
        repurchase agreement, 1.70%,
        dated 12/31/01 due 1/2/02,
        repurchase price $34,261,235
        collateralized by a Fannie Mae Bond
        6%, 6/1/29 and Freddie Mac Bonds
        6.50% to 7.45%, 1/1/09 to 2/1/31,
        market value $34,953,378 .............                     34,258,000
-----------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                        34,258,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--93.8%
(IDENTIFIED COST $246,216,505)                                    246,216,505(a)

Other assets and liabilities, net--6.2%                            16,341,289
                                                                 ------------
NET ASSETS--100.0%                                               $262,557,794
                                                                 ============

(a) Federal Income Tax Information: At December 31, 2001, the aggregate cost of securities was the same for book and tax purposes.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value,
   exclusive of repurchase agreements
   (Identified cost $211,958,505)                                  $211,958,505
Repurchase agreements at value
   (Identified cost $34,258,000)                                     34,258,000
Cash                                                                        698
Receivables
   Fund shares sold                                                  21,952,246
   Interest                                                               1,618
Prepaid expenses                                                          5,380
                                                                   ------------
     Total assets                                                   268,176,447
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            5,375,655
   Dividend distributions                                                85,621
   Investment advisory fee                                               45,022
   Distribution fee                                                      24,702
   Transfer agent fee                                                    12,885
   Financial agent fee                                                    5,903
Accrued expenses                                                         68,865
                                                                   ------------
     Total liabilities                                                5,618,653
                                                                   ------------
NET ASSETS                                                         $262,557,794
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $262,557,794
                                                                   ------------
NET ASSETS                                                         $262,557,794
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,318,553)                    4,318,553
Net asset value and offering price per share                              $1.00

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,809,341)                    4,809,341
Net asset value and offering price per share                              $1.00

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,443,371)                    3,443,371
Net asset value and offering price per share                              $1.00

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $2,339,202)                    2,339,202
Net asset value and offering price per share                              $1.00

CLASS M
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $247,647,327)                247,647,327
Net asset value and offering price per share                              $1.00


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                            $10,780,982
                                                                    -----------
     Total investment income                                         10,780,982
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,261,759
Distribution fee, Class A                                                13,174
Distribution fee, Class B                                                45,341
Distribution fee, Class C                                                10,358
Distribution fee, Class M                                               220,688
Financial agent fee                                                      70,941
Transfer agent                                                           76,373
Professional                                                             53,100
Registration                                                             52,062
Custodian                                                                43,622
Printing                                                                 24,402
Trustees                                                                 13,006
Miscellaneous                                                            43,350
                                                                    -----------
     Total expenses                                                   1,928,176
     Less expenses borne by investment adviser                         (756,809)
                                                                    -----------
     Net expenses                                                     1,171,367
                                                                    -----------
NET INVESTMENT INCOME                                               $ 9,609,615
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Year Ended         Year Ended
                                                                                                    12/31/01           12/31/00
                                                                                                ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                                                 $     9,609,615    $    12,586,924
                                                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        9,609,615         12,586,924
                                                                                                ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (155,571)          (371,436)
   Net investment income, Class B                                                                      (129,446)          (214,851)
   Net investment income, Class C                                                                      (124,301)          (230,032)
   Net investment income, Class I                                                                       (88,641)          (173,221)
   Net investment income, Class M                                                                    (9,111,656)       (11,597,384)
                                                                                                ---------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (9,609,615)       (12,586,924)
                                                                                                ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (13,721,141 and 95,106,540 shares, respectively)                    13,721,141         95,106,540
   Net asset value of shares issued from reinvestment of distributions
     (144,869 and 262,179 shares, respectively)                                                         144,869            262,179
   Cost of shares repurchased (13,820,623 and 97,205,600 shares, respectively)                      (13,820,623)       (97,205,600)
                                                                                                ---------------    ---------------
Total                                                                                                    45,387         (1,836,881)
                                                                                                ---------------    ---------------
CLASS B
   Proceeds from sales of shares (1,224,064 and 2,460,282 shares, respectively)                       1,224,064          2,460,282
   Net asset value of shares issued from reinvestment of distributions
     (96,120 and 171,753 shares, respectively)                                                           96,120            171,753
   Cost of shares repurchased (1,172,276 and 2,620,918 shares, respectively)                         (1,172,276)        (2,620,918)
                                                                                                ---------------    ---------------
Total                                                                                                   147,908             11,117
                                                                                                ---------------    ---------------
CLASS C
   Proceeds from sales of shares (4,169,030 and 7,042,202 shares, respectively)                       4,169,030          7,042,202
   Net asset value of shares issued from reinvestment of distributions
     (113,751 and 209,112 shares, respectively)                                                         113,751            209,112
   Cost of shares repurchased (4,725,773 and 9,347,341 shares, respectively)                         (4,725,773)        (9,347,341)
                                                                                                ---------------    ---------------
Total                                                                                                  (442,992)        (2,096,027)
                                                                                                ---------------    ---------------
CLASS I
   Proceeds from sales of shares (1,048,000 and 4,606,895 shares, respectively)                       1,048,000          4,606,895
   Net asset value of shares issued from reinvestment of distributions
     (88,641 and 173,221 shares, respectively)                                                           88,641            173,221
   Cost of shares repurchased (1,968,002 and 3,755,358 shares, respectively)                         (1,968,002)        (3,755,358)
                                                                                                ---------------    ---------------
Total                                                                                                  (831,361)         1,024,758
                                                                                                ---------------    ---------------
CLASS M
   Proceeds from sales of shares (1,301,602,695 and 1,118,559,864 shares,
     respectively)                                                                                1,301,602,695      1,118,559,864
   Net asset value of shares issued from reinvestment of distributions
     (6,687,182 and 9,336,253 shares, respectively)                                                   6,687,182          9,336,253
   Cost of shares repurchased (1,307,906,208 and 1,026,946,816 shares, respectively)             (1,307,906,208)    (1,026,946,816)
                                                                                                ---------------    ---------------
Total                                                                                                   383,669        100,949,301
                                                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                           (697,389)        98,052,268
                                                                                                ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                               (697,389)        98,052,268

NET ASSETS
   Beginning of period                                                                              263,255,183        165,202,915
                                                                                                ---------------    ---------------
   END OF PERIOD                                                                                $   262,557,794    $   263,255,183
                                                                                                ===============    ===============

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.04)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.50%        5.70%       4.52%        4.91%       4.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,319       $4,273      $6,110       $8,290      $2,472

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            0.68%        0.65%       0.65%        0.65%       0.65%
   Net investment income                                            3.54%        5.62%       4.41%        4.75%       4.85%


                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.03         0.05        0.04         0.04        0.04
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.03         0.05        0.04         0.04        0.04
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.03)       (0.05)      (0.04)       (0.04)      (0.04)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     2.81%        4.98%       3.80%        4.18%       4.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,809       $4,661      $4,650       $1,738        $336

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.38%        1.35%       1.35%        1.35%       1.35%
   Net investment income                                            2.85%        4.96%       3.80%        3.97%       4.15%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.53%, 1.20%, 1.09%, 1.30% and 1.74% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.07%, 1.99%, 2.51%, 3.70% and 7.49% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.04         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.04)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     3.50%        5.70%       4.52%        4.91%       4.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,443       $3,886      $5,982       $6,624      $2,661

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            0.68%        0.65%       0.65%        0.65%       0.65%
   Net investment income                                            3.60%        5.64%       4.43%        4.73%       4.85%


                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.80%        6.01%       4.83%        5.23%       5.28%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,339       $3,171      $2,146       $2,884        $100

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            0.38%        0.35%       0.35%        0.35%       0.35%
   Net investment income                                            3.80%        5.94%       4.73%        5.15%       5.15%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 1.31%, 1.35%, 1.38% and 1.65% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.14%, 0.67%, 1.47% and 0.82% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS M
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.06        0.05         0.05        0.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                             --           --          --           --          --
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00       $ 1.00      $ 1.00       $ 1.00      $ 1.00
                                                                  ======       ======      ======       ======      ======
Total return                                                        3.74%        5.95%       4.77%        5.16%       5.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $247,647     $247,264    $146,314      $75,264     $56,599

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                                            0.44%        0.41%       0.41%        0.41%       0.41%
   Net investment income                                            3.83%        5.93%       4.71%        5.01%       5.09%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.67%, 0.66%, 0.69% and 0.73% for the periods ended December 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

PHOENIX-ZWEIG GOVERNMENT FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation, with income as a secondary objective. The Fund invests primarily in government and agency securities of all maturities. Investors should keep in mind that although the Fund invests in securities that are guaranteed by the U.S. government as to the timely payment of interest and principal, shares of the Fund are not insured or guaranteed.

Q: HOW DID THE BOND MARKET PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2001?

A: The Federal Reserve lowered interest rates a total of 11 times during the year. The easy money policy of the Fed helped bond prices move sharply higher on the year, especially bonds of shorter maturities. The Fed targets the Federal Funds rate, which is an overnight interest rate that banks charge one another for short-term financing. Since the Fed can only affect the shortest maturity, the further out the maturity spectrum, or yield curve, the less effect the cuts in the Fed Funds rate tends to have on the bond. Thus, what we experienced in the bond market last year was a very powerful rally in government bonds out to five years, good performance in bonds to 10 years, and only a slight decrease in yields in the 30-year Treasuries for the year.

Q: IN LIGHT OF THE DISPARITY IN PERFORMANCE BETWEEN SHORT MATURITY BONDS AND LONGER DATED BOND, HOW DID THE FUND PERFORM FOR THE YEAR?

A: In 2001, the Fund performed in line with virtually every benchmark and relevant index. We did get somewhat caught in the long-end of the bond market, because our bond model was very positive, and we extended our duration in response to the research. The irony is that the longer the duration was extended, the worse the relative performance became. On balance, investors were better off with a short duration portfolio, concentrated in bonds with less than five years maturity. For the most part, the bond model kept us fully invested and bullish on the prospects for bonds during the year.

      Overall it was a solid year for the Fund, with Class A shares returning 5.76%, Class B shares up 4.98%, Class C shares rising 5.26% and Class I shares increasing 6.08%, while the Lehman Brothers Government Bond Index(1) returned 7.23% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT OTHER FACTORS AFFECTED PERFORMANCE FOR 2001 AND WHAT IS YOUR OUTLOOK FOR 2002?

A: Economic activity slowed markedly in 2001, which was much of the impetuous for the aggressive Fed rate cuts. When the economy slows, interest rates generally drop as demand for money to invest in new projects decreases. Additionally, the steep drop in equity values helped fuel the rally in bonds, as investors switched from equities into fixed-income investments. The terrorist attacks on the World Trade Center and Pentagon also pushed government bond yields lower (and prices higher), as there was a "flight to quality." At least temporarily,

(1) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX MEASURES GOVERNMENT BOND TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

investors found haven in the safety of the full faith and credit of the government.

      While the recession and the massive Fed rate cuts to avert a worsening of economic conditions will continue at least early in 2002, in our opinion, there are already signs of recovery. Purchasing managers surveys are beginning to suggest improving business conditions and notably retail sales from the holidays appear to be better than expected. At the moment, our bond model is roughly neutral, and the outlook is for bonds to trade within the recent price range. However, if our indicators begin to switch, as always, we remain ready to alter our level of investment.

                                                                JANUARY 18, 2002

Phoenix-Zweig Government Fund

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                                            PERIOD ENDING 12/31/01
----------------------------------------------------------------------------------------------------------------

                                                                                         INCEPTION     INCEPTION
                                                     1 YEAR      5 YEARS     10 YEARS   TO 12/31/01      DATE
                                                     ------      -------     --------   -----------    ---------
        Class A Shares at NAV(2)                      5.76%       6.09%        5.49%          --             --
        Class A Shares at POP(3)                      0.74        5.06         4.98           --             --

        Class B Shares at NAV(2)                      4.98        5.33           --          5.38%       4/8/96
        Class B Shares with CDSC(4)                   0.98        5.17           --          5.24        4/8/96

        Class C Shares at NAV(2)                      5.26        5.61           --          5.23        2/3/92
        Class C Shares with CDSC(4)                   5.26        5.61           --          5.23        2/3/92

        Class I Shares at NAV(2)                      6.08          --           --          6.40       7/14/97

        Lehman Brothers Government Bond Index(8)      7.23        7.40         7.14        Note 6        Note 6

        Lehman Brothers Aggregate Bond Index(9)       8.44        7.43         7.23        Note 7        Note 7

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since 12/31/91. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6) Index performance is 7.56% for Class B (since 4/30/96), 7.38% for Class C (since 2/29/92) and 7.05% for Class I (since 7/31/97), respectively.
(7) Index performance is 7.63% for Class B (since 4/30/96), 7.43% for Class C (since 2/29/92) and 7.10% for Class I (since 7/31/97), respectively.
(8) The Lehman Brothers Government Bond Index is an unmanaged, commonly used measure of government broad bond market total return performance. The index's performance does not reflect sales charges.
(9) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Phoenix-Zweig Government Fund      Lehman Brothers Government         Lehman Brothers Aggregate
                  Class A (5)                    Bond Index (8)                     Bond Index (9)
12/31/91          $ 9,525.00                      $10,000.00                         $10,000.00
12/31/92          $ 9,955.41                      $10,721.49                         $10,740.05
12/31/93          $10,986.16                      $11,865.98                         $11,787.28
12/30/94          $10,675.16                      $11,465.18                         $11,443.51
12/29/95          $12,152.01                      $13,566.70                         $13,558.14
12/31/96          $12,101.29                      $13,942.17                         $14,050.35
12/31/97          $13,119.53                      $15,278.64                         $15,406.59
12/31/98          $14,289.05                      $16,783.91                         $16,744.93
12/31/99          $13,920.63                      $16,408.32                         $16,606.77
12/31/00          $15,376.04                      $18,581.79                         $18,537.51
12/31/01          $16,261.98                      $19,925.59                         $20,102.73

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of bond holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Non Mortgage-Backed     51%
U.S. Government                48
Agency Mortgage-Backed          1

Phoenix-Zweig Government Fund

                        INVESTMENTS AT DECEMBER 31, 2001

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)        VALUE
                                          -----------   ------    ------------
U.S. GOVERNMENT SECURITIES--28.0%

U.S. TREASURY BONDS--5.2%
U.S. Treasury Bonds 8.125%, 8/15/19 ......    AAA       $1,300    $ 1,641,352

U.S. TREASURY NOTES--22.8%
U.S. Treasury Notes 5.75%, 11/15/05 ......    AAA        3,000      3,169,335
U.S. Treasury Notes 6%, 8/15/09 ..........    AAA        1,600      1,705,688
U.S. Treasury Notes 6.50%, 2/15/10 .......    AAA        2,100      2,307,047
                                                                  -----------
                                                                    7,182,070
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $8,630,773)                                        8,823,422
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--0.5%

Freddie Mac 10.50%, 6/1/11 ...............    Aaa(b)        37         40,810
Freddie Mac 12%, 11/1/15 .................    Aaa(b)        69         79,149
GNMA 12.50%, 11/20/13 ....................    AAA            8          8,776
GNMA 12%, 9/15/15 ........................    AAA           17         20,458
GNMA 8%, 8/15/22 .........................    AAA            4          4,347
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $141,789)                                            153,540
-----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--29.4%

Freddie Mac 6.875%, 1/15/05 ..............    Aaa(b)     2,800      3,028,315
Freddie Mac 5.125%, 10/15/08 .............    Aaa(b)     2,700      2,663,258
Freddie Mac 7%, 3/15/10 ..................    Aaa(b)     3,300      3,589,176
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,779,288)                                        9,280,749
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--57.9%
(IDENTIFIED COST $17,551,850)                                      18,257,711
-----------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        ------   ------------
SHORT-TERM OBLIGATIONS--41.3%

FEDERAL AGENCY SECURITIES--26.9%
Freddie Mac Discount Note 1.95%, 1/8/02 ............    $2,000   $  1,999,350

Federal Home Loan Bank Discount Note
1.66%, 1/23/02 .....................................     1,000        999,032

Freddie Mac Discount Note 1.67%, 1/31/02 ...........     2,000      1,997,309

Federal Home Loan Bank Discount Note
1.78%, 2/8/02 ......................................     1,000        998,263

Fannie Mae Discount Note 1.67%, 3/14/02 ............     2,500      2,491,765
                                                                 ------------
                                                                    8,485,719
                                                                 ------------

REPURCHASE AGREEMENTS--14.4%
Morgan Stanley & Co., Inc. repurchase agreement,
1.70%, dated 12/31/01 due 1/2/02, repurchase price
$4,547,429 collateralized by a Freddie Mac Bond
6.50%, 6/1/29, market value $4,683,805 .............     4,547      4,547,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,032,215)                                      13,032,719
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $30,584,065)                                      31,290,430(a)

Other assets and liabilities, net--0.8%                               264,031
                                                                  -----------
NET ASSETS--100.0%                                                $31,554,461
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $700,311 and gross depreciation of $29,502 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $30,619,621.
(b) As rated by Moody's or Fitch.

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value, exclusive
   of repurchase agreements
   (Identified cost $26,037,065)                                   $ 26,743,430
Repurchase agreements, at value
   (Identified cost $4,547,000)                                       4,547,000
Receivables
   Interest                                                             340,143
   Fund shares sold                                                      46,112
   Investment securities sold                                             1,292
Prepaid expenses                                                            677
                                                                   ------------
     Total assets                                                    31,678,654
                                                                   ------------
LIABILITIES
Cash overdraft                                                               17
Payables
   Fund shares repurchased                                               37,078
   Professional fee                                                      28,806
   Investment advisory fee                                               16,123
   Transfer agent fee                                                    13,373
   Printing fee                                                          12,039
   Distribution fee                                                      10,809
   Financial agent fee                                                    1,877
Accrued expenses                                                          4,071
                                                                   ------------
     Total liabilities                                                  124,193
                                                                   ------------
NET ASSETS                                                         $ 31,554,461
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 39,196,694
Undistributed net investment income                                      51,546
Accumulated net realized loss                                        (8,400,144)
Net unrealized appreciation                                             706,365
                                                                   ------------
NET ASSETS                                                         $ 31,554,461
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $19,138,859)                   1,843,782
Net asset value per share                                                $10.38
Offering price per share $10.38/(1-4.75%)                                $10.90

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $3,386,421)                      324,902
Net asset value and offering price per share                             $10.42

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,710,508)                      455,570
Net asset value and offering price per share                             $10.34

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,318,673)                      414,597
Net asset value and offering price per share                             $10.42


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                            $ 1,622,045
                                                                    -----------
     Total investment income                                          1,622,045
                                                                    -----------
EXPENSES
Investment advisory fee                                                 182,612
Distribution fee, Class A                                                56,975
Distribution fee, Class B                                                25,608
Distribution fee, Class C                                                36,696
Financial agent fee                                                      21,305
Transfer agent                                                           74,227
Professional                                                             31,125
Registration                                                             23,780
Printing                                                                 14,557
Trustees                                                                 13,006
Custodian                                                                10,824
Miscellaneous                                                            11,486
                                                                    -----------
     Total expenses                                                     502,201
                                                                    -----------
NET INVESTMENT INCOME                                                 1,119,844
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         938,621
Net change in unrealized appreciation (depreciation) on
   investments                                                         (400,327)
                                                                    -----------
NET GAIN ON INVESTMENTS                                                 538,294
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,658,138
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                     $ 1,119,844        $ 1,524,871
   Net realized gain (loss)                                                                             938,621           (636,957)
   Net change in unrealized appreciation (depreciation)                                                (400,327)         1,998,865
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        1,658,138          2,886,779
                                                                                                    -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (815,703)          (917,192)
   Net investment income, Class B                                                                       (95,488)           (65,922)
   Net investment income, Class C                                                                      (192,558)          (237,521)
   Net investment income, Class I                                                                      (186,465)          (156,287)
                                                                                                    -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (1,290,214)        (1,376,922)
                                                                                                    -----------        -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,070,393 and 181,469 shares, respectively)                        10,947,724          1,796,273
   Net asset value of shares issued from reinvestment of distributions
     (49,571 and 56,852 shares, respectively)                                                           509,473            556,778
   Cost of shares repurchased (1,136,441 and 634,446 shares, respectively)                          (11,634,367)        (6,219,344)
                                                                                                    -----------        -----------
Total                                                                                                  (177,170)        (3,866,293)
                                                                                                    -----------        -----------
CLASS B
   Proceeds from sales of shares (349,619 and 92,029 shares, respectively)                            3,635,695            905,744
   Net asset value of shares issued from reinvestment of distributions
     (4,535 and 3,140 shares, respectively)                                                              46,948             30,994
   Cost of shares repurchased (166,938 and 126,839 shares, respectively)                             (1,746,915)        (1,250,720)
                                                                                                    -----------        -----------
Total                                                                                                 1,935,728           (313,982)
                                                                                                    -----------        -----------
CLASS C
   Proceeds from sales of shares (104,654 and 109,390 shares, respectively)                           1,080,182          1,094,695
   Net asset value of shares issued from reinvestment of distributions
     (10,709 and 13,284 shares, respectively)                                                           109,645            129,870
   Cost of shares repurchased (173,298 and 338,468 shares, respectively)                             (1,773,397)        (3,299,186)
                                                                                                    -----------        -----------
Total                                                                                                  (583,570)        (2,074,621)
                                                                                                    -----------        -----------
CLASS I
   Proceeds from sales of shares (95,970 and 0 shares, respectively)                                    999,950                 --
   Net asset value of shares issued from reinvestment of distributions
     (18,073 and 15,923 shares, respectively)                                                           186,465            156,287
   Cost of shares repurchased (0 and 57,154 shares, respectively)                                            --           (563,537)
                                                                                                    -----------        -----------
Total                                                                                                 1,186,415           (407,250)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                          2,361,403         (6,662,146)
                                                                                                    -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                              2,729,327         (5,152,289)
NET ASSETS
   Beginning of period                                                                               28,825,134         33,977,423
                                                                                                    -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $51,546 AND $175,500, RESPECTIVELY]                                                            $31,554,461        $28,825,134
                                                                                                    ===========        ===========

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(3)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.25       $ 9.72      $10.44       $10.09      $ 9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.39(2)      0.51        0.46         0.53        0.52
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.73)        0.35        0.28
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.58         0.99       (0.27)        0.88        0.80
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.45)       (0.46)      (0.45)       (0.53)      (0.52)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.13         0.53       (0.72)        0.35        0.28
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.38       $10.25      $ 9.72       $10.44      $10.09
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     5.76%       10.46%      (2.58)%       8.91%       8.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $19,139      $19,069     $21,922      $29,767     $28,062

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.56%        1.58%       1.35 %       1.32%       1.36%
   Net investment income                                            3.78%        5.12%       4.67 %       5.09%       5.26%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.30       $ 9.78      $10.52       $10.15      $ 9.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.31(2)      0.45        0.39         0.44        0.46
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.74)        0.37        0.26
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.50         0.93       (0.35)        0.81        0.72
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.38)       (0.41)      (0.39)       (0.44)      (0.43)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.12         0.52       (0.74)        0.37        0.29
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.42       $10.30      $ 9.78       $10.52      $10.15
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     4.98%        9.68%      (3.23)%       8.20%       7.55%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $3,386       $1,418      $1,657       $2,199      $1,215

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.26%        2.28%       2.06 %       2.06%       2.06%
   Net investment income                                            3.01%        4.41%       3.97 %       4.39%       4.56%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.95% to 3.78%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.20% to 3.01%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Government Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $10.22       $ 9.69      $10.42       $10.08      $ 9.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.34(4)      0.47        0.42         0.47        0.48
   Net realized and unrealized gain (loss)                          0.19         0.48       (0.74)        0.36        0.27
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.53         0.95       (0.32)        0.83        0.75
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.41)       (0.42)      (0.41)       (0.49)      (0.48)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.12         0.53       (0.73)        0.34        0.27
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.34       $10.22      $ 9.69       $10.42      $10.08
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     5.26%       10.08%      (3.09)%       8.46%       7.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,711       $5,246      $7,068      $11,859     $10,199

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.01%        2.03%       1.80 %       1.77%       1.81%
   Net investment income                                            3.34%        4.67%       4.22 %       4.64%       4.81%
Portfolio turnover                                                   104%         176%        183 %         48%        128%

                                                                                           CLASS I
                                                                  ----------------------------------------------------------
                                                                                                                     FROM
                                                                               YEAR ENDED DECEMBER 31             INCEPTION
                                                                  --------------------------------------------    7/14/97 TO
                                                                  2001(6)       2000        1999         1998      12/31/97
Net asset value, beginning of period                              $10.29       $ 9.74      $10.48       $10.11      $ 9.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.42(4)      0.54        0.49         0.55        0.26
   Net realized and unrealized gain (loss)                          0.19         0.49       (0.74)        0.37        0.23
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.61         1.03       (0.25)        0.92        0.49
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.48)       (0.48)      (0.49)       (0.55)      (0.26)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.13         0.55       (0.74)        0.37        0.23
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.42       $10.29      $ 9.74       $10.48      $10.11
                                                                  ======       ======      ======       ======      ======
Total return                                                        6.08%       10.81%      (2.31)%       9.33%       5.01%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,319       $3,092      $3,330       $3,088      $1,050

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.26%        1.28%       1.06 %       1.02%       1.06%(2)
   Net investment income                                            4.05%        5.41%       4.98 %       5.39%       5.56%(2)
Portfolio turnover                                                   104%         176%        183 %         48%        128%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 3.50% to 3.34%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.23% to 4.05%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ZWEIG GROWTH & INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: The goal of Phoenix-Zweig Growth & Income Fund is to increase the value of shareholder investment over the long term and, secondarily, provide income. The Fund strives to manage risk while seeking superior returns. The focus of the Fund is Dr. Martin Zweig's tactical asset allocation strategy. Dr. Zweig determines the asset allocation of the Fund based on fundamental and technical indicators that measure the risk and reward characteristics of the market.

      The Fund invests across the stock capitalization spectrum based on our bottom-up quantitative analysis. The portfolio is structured with approximately equal weightings between stocks that provide favorable yields and those that have superior growth characteristics.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2001?

A: For the last 12 months, Class A shares fell 17.77%, Class B shares were down 18.31%, Class C shares fell 18.36%, and Class I shares declined 17.49%. By comparison the Russell 3000 Index(2) was down 11.40% for the year. The Russell 3000 Index is composed of the 3000 largest U.S. companies determined by market capitalization. The S&P 500 Index lost 11.87% for the year.(1) All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: The Phoenix-Zweig Growth & Income Fund was fully invested in 2001. The Fund had an average equity exposure of 97% for the year. Historically during periods of economic weakness, when the Federal Reserve is cutting interest rates, the market performs well. Empirical evidence shows that you do not want to fight the Fed. Other positives in our research are the steep yield curve and the high degree of investor pessimism. Our sentiment indicator, which measures investor optimism and pessimism, has not registered as much pessimism since 1990, which we view positively as a contrary indicator.

      While this outlook has not yet transpired into positive returns, we believe all the macroeconomic pieces are in place for a strong market rebound.

Q: WHAT MARKET FACTORS HAD THE GREATEST EFFECT ON PERFORMANCE?

A: The year 2001 was very tough for the Phoenix-Zweig Growth & Income Fund. Our methodology in this Fund is to buy two types of stocks: fundamentally strong companies that pay a dividend for inclusion in the Fund's income component and stocks with above-average earnings growth selling at relatively attractive prices for the Fund's growth component. While the income portion of the Fund provided some minor relief, the growth portion dragged down overall results, especially our overweighting in technology, which as a sector was down 24% for the year. Even with the technology

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE RUSSELL 3000 INDEX MEASURES LARGE-CAPITALIZATION STOCK TOTAL PERFORMANCE AND IS PROVIDED FOR GENERAL COMPARATIVE PURPOSES.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

sector's valuation and outlook improving, investors were leery of the sector most of the year. However, the growth component of the Fund aided performance toward the end of the year as technology leapt nearly 35% in the fourth quarter and the Fund outperformed the S&P 500 Index, gaining 14.4% versus 10.7%.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: At Phoenix-Zweig Mutual Funds, we manage money with an emphasis on risk control, while seeking superior returns over full market cycles. We look to be in gear with the major trend of the market. Currently, with interest rates low, inflation in check, and given the high level of investor pessimism, our models are indicating that the probability for further market declines is low. We are, therefore, bullishly positioned. Although, as always, we are constantly analyzing the markets and will adjust to any changes in overall risk outlook.

                                                                JANUARY 18, 2002

Phoenix-Zweig Growth & Income Fund

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                            PERIOD ENDING 12/31/01
-------------------------------------------------------------------------------------------------

                                                                          INCEPTION     INCEPTION
                                                1 YEAR       5 YEARS     TO 12/31/01      DATE
                                                ------       -------     -----------    ---------
        Class A Shares at NAV(2)                (17.77)%       0.33%         0.42%       11/26/96
        Class A Shares at POP(3)                (22.50)       (0.85)        (0.74)       11/26/96

        Class B Shares at NAV(2)                (18.31)       (0.36)        (0.28)       11/26/96
        Class B Shares with CDSC(4)             (21.57)       (0.52)        (0.43)       11/26/96

        Class C Shares at NAV(2)                (18.36)       (0.38)        (0.28)       11/26/96
        Class C Shares with CDSC(4)             (18.36)       (0.38)        (0.28)       11/26/96

        Class I Shares at NAV(2)                (17.49)        0.63          0.71        11/26/96

        S&P 500 Index(6)                        (11.87)       10.73         10.12        11/26/96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception. The performance of Class I shares will be greater or less than that shown based on differences in fees.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Phoenix-Zweig Growth &       Phoenix-Zweig Growth        Phoenix-Zweig Growth
                Income Fund Class A (5)   & Income Fund Class B (5)    & Income Fund Class C (5)      S&P 500 Index (6)
11/26/96             $ 9,425.00                   $10,000.00                  $10,000.00                 $10,000.00
12/31/96             $ 9,469.93                   $10,041.50                  $10,050.30                 $ 9,821.16
12/31/97             $11,659.10                   $12,279.10                  $12,276.70                 $13,099.00
12/31/98             $11,471.10                   $11,992.50                  $11,989.70                 $16,865.80
12/31/99             $11,596.30                   $12,043.00                  $12,043.70                 $20,430.50
12/31/00             $11,710.10                   $12,069.80                  $12,077.80                 $18,553.50
12/31/01             $ 9,629.25                   $ 9,781.12                  $ 9,859.89                 $16,350.30

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/26/96 (inception of the Fund) in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of bond holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials                 27%
Health-Care                22
Technology                 17
Consumer Cyclicals         15
Consumer Staples            7
Basic Materials             4
Capital Goods               3
Other                       5

Phoenix-Zweig Growth & Income Fund

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Harley-Davidson, Inc.                                                   2.4%
    MOTORCYCLE MANUFACTURER
 2. Biomet, Inc.                                                            1.8%
    MANUFACTURES SURGICAL IMPLANT DEVICES
 3. Teva Phamaceutical Industries Ltd. ADR                                  1.7%
    PRODUCES PHARMACEUTICAL VETERINARY PRODUCTS
 4. Forest Laboratories, Inc.                                               1.5%
    PHARMACEUTICAL MANUFACTURER AND DISTRIBUTOR
 5. Immunex Corp.                                                           1.4%
    DEVELOPS AND MANUFACTURES IMMUNOLOGICAL BIOLOGICAL PRODUCTS
 6. MBNA Corp.                                                              1.3%
    BANK HOLDING COMPANY THAT PROVIDES CREDIT CARD SERVICES
 7. Magna International, Inc. Class A                                       1.3%
    MANUFACTURES AUTOMOBILE PARTS
 8. Paychex, Inc.                                                           1.3%
    PROVIDES PAYROLL ACCOUNTING SERVICES
 9. Archer-Daniels-Midland Co.                                              1.2%
    PROCESSES SOYBEANS AND MILLED FLOUR
10. Apollo Group, Inc. Class A                                              1.2%
    PROVIDES ADULT EDUCATION SERVICES


                        INVESTMENTS AT DECEMBER 31, 2001

                                                           SHARES     VALUE
                                                          -------  ----------
COMMON STOCKS--90.1%

AGRICULTURAL PRODUCTS--1.2%
Archer-Daniels-Midland Co. ..........................       7,115  $  102,100

AIR FREIGHT--0.6%
Expeditors International of Washington, Inc. ........         900      51,255

AIRLINES--0.5%
Southwest Airlines Co. ..............................       2,100      38,808

ALUMINUM--0.7%
Alcoa, Inc. .........................................       1,600      56,880

BANKS (MAJOR REGIONAL)--4.5%
AmSouth Bancorp .....................................       1,400      26,460
Bank of New York Co., Inc. (The) ....................       1,400      57,120
BB&T Corp. ..........................................       1,000      36,110
First Alabama Bancshares, Inc. ......................       1,000      29,940
Northern Trust Corp. ................................         700      42,154
PNC Financial Services Group ........................         900      50,580
SouthTrust Corp. ....................................       2,300      56,741
SunTrust Banks, Inc. ................................         200      12,540
Synovus Financial Corp. .............................       2,300      57,615
                                                                   ----------
                                                                      369,260
                                                                   ----------
BANKS (REGIONAL)--7.7%
Associated Banc-Corp ................................         700      24,703
Banknorth Group, Inc. ...............................       1,400      31,528
City National Corp. .................................         600      28,110
Commerce Bancorp, Inc. ..............................         800      31,472
Commerce Bancshares, Inc. ...........................         500      19,495
Compass Bancshares, Inc. ............................       1,300      36,790


                                                           SHARES     VALUE
                                                          -------  ----------
BANKS (REGIONAL)--CONTINUED
First Tennessee National Corp. ......................       1,700  $   61,642
Greater Bay Bancorp .................................       1,400      40,012
Hibernia Corp. Class A ..............................       2,100      37,359
Independence Community Bank Corp. ...................       1,500      34,140
Investors Financial Services Corp. ..................         600      39,726
M&T Bank Corp. ......................................         400      29,140
Marshall & Ilsley Corp. .............................         500      31,640
Mercantile Bankshares Corp. .........................         600      25,824
National Commerce Financial Corp. ...................       1,400      35,420
North Fork Bancorp., Inc. ...........................       1,600      51,184
Pacific Century Financial Corp. .....................       1,500      38,835
TCF Financial Corp. .................................         700      33,586
                                                                   ----------
                                                                      630,606
                                                                   ----------
BIOTECHNOLOGY--4.6%
BioMarin Pharmaceutical, Inc.(b) ....................       1,600      21,504
Gilead Sciences, Inc.(b) ............................         400      26,288
IDEC Pharmaceuticals Corp.(b) .......................       1,000      68,930
ImClone Systems, Inc.(b) ............................         400      18,584
Immunex Corp.(b) ....................................       4,100     113,611
Immunomedics, Inc.(b) ...............................       1,200      24,312
Myriad Genetics, Inc.(b) ............................         500      26,320
SangStat Medical Corp.(b) ...........................       1,500      29,460
Techne Corp.(b) .....................................         700      25,795
Vertex Pharmaceuticals, Inc.(b) .....................       1,000      24,590
                                                                   ----------
                                                                      379,394
                                                                   ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
EchoStar Communications Corp. Class A(b) ............       1,100      30,217


                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
CHEMICALS--0.8%
Cabot Corp. .........................................       1,800  $   64,260

CHEMICALS (SPECIALTY)--0.3%
International Flavors & Fragrances, Inc. ............         700      20,797

COMMUNICATIONS EQUIPMENT--0.2%
Scientific-Atlanta, Inc. ............................         600      14,364

COMPUTERS (HARDWARE)--1.4%
Concurrent Computers Corp.(b) .......................       3,000      44,550
Handspring, Inc.(b) .................................       3,100      20,894
Juniper Networks, Inc.(b) ...........................       1,200      22,740
Riverstone Networks, Inc.(b) ........................       1,800      29,880
                                                                   ----------
                                                                      118,064
                                                                   ----------
COMPUTERS (NETWORKING)--0.9%
Cisco Systems, Inc.(b) ..............................       1,600      28,976
Network Appliance, Inc.(b) ..........................       1,900      41,553
                                                                   ----------
                                                                       70,529
                                                                   ----------
COMPUTERS (PERIPHERALS)--0.4%
Visionics Corp.(b) ..................................       2,500      36,075

COMPUTERS (SOFTWARE & SERVICES)--5.6%
Activision, Inc.(b) .................................         950      24,709
Citrix Systems, Inc.(b) .............................       1,200      27,192
eBay, Inc.(b) .......................................         600      40,140
EPIQ Systems, Inc.(b) ...............................       1,100      21,285
Fair, Isaac and Co., Inc. ...........................       1,350      85,077
Internet Security Systems, Inc.(b) ..................       1,000      32,060
Kronos, Inc.(b) .....................................         600      29,028
McAfee.com Corp.(b) .................................       1,200      40,692
Mentor Graphics Corp.(b) ............................       1,200      28,284
PEC Solutions, Inc.(b) ..............................       1,700      63,937
Renaissance Learning, Inc.(b) .......................         600      18,282
SERENA Software, Inc.(b) ............................         800      17,392
Websense, Inc.(b) ...................................       1,100      35,277
                                                                   ----------
                                                                      463,355
                                                                   ----------
CONSUMER FINANCE--1.6%
Countrywide Credit Industries, Inc. .................         500      20,485
MBNA Corp. ..........................................       3,100     109,120
                                                                   ----------
                                                                      129,605
                                                                   ----------
CONTAINERS & PACKAGING (PAPER)--0.2%
Bemis Co., Inc. .....................................         400      19,672

DISTRIBUTORS (FOOD & HEALTH)--2.8%
AmerisourceBergen Corp. .............................         300      19,065
Cardinal Health, Inc. ...............................         950      61,427
First Horizon Pharmaceutical Corp.(b) ...............       1,300      38,207


                                                           SHARES     VALUE
                                                          -------  ----------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Priority Healthcare Corp. Class B(b) ................         900  $   31,671
SYSCO Corp. .........................................       2,900      76,038
                                                                   ----------
                                                                      226,408
                                                                   ----------
ELECTRIC COMPANIES--1.0%
ALLETE, Inc. ........................................         800      20,160
FirstEnergy Corp. ...................................         764      26,725
Xcel Energy, Inc. ...................................       1,400      38,836
                                                                   ----------
                                                                       85,721
                                                                   ----------
ELECTRICAL EQUIPMENT--0.3%
DRS Technologies, Inc.(b) ...........................         600      21,390

ELECTRONICS (DEFENSE)--0.3%
Mercury Computer Systems, Inc.(b) ...................         700      27,377

ELECTRONICS (SEMICONDUCTORS)--4.4%
Genesis Microchip, Inc.(b) ..........................       1,000      66,120
Intersil Corp.(b) ...................................         800      25,800
Kopin Corp.(b) ......................................       1,900      26,600
Linear Technology Corp. .............................       2,200      85,888
Monolithic System Technology, Inc.(b) ...............       1,100      22,660
NVIDIA Corp.(b) .....................................         600      40,140
PLX Technology, Inc.(b) .............................       1,500      18,915
Power Integrations, Inc.(b) .........................       1,400      31,976
RF Micro Devices, Inc.(b) ...........................         900      17,307
Semtech Corp.(b) ....................................         800      28,552
                                                                   ----------
                                                                      363,958
                                                                   ----------
EQUIPMENT (SEMICONDUCTORS)--0.2%
Photronics, Inc.(b) .................................         600      18,810

FINANCIAL (DIVERSIFIED)--3.6%
Allied Capital Corp. ................................       1,100      28,600
Doral Financial Corp. ...............................       1,600      49,936
Fannie Mae ..........................................         700      55,650
Moody's Corp. .......................................       2,200      87,692
SEI Investments Co. .................................         400      18,044
State Street Corp. ..................................       1,100      57,475
                                                                   ----------
                                                                      297,397
                                                                   ----------
FOODS--0.6%
Kellogg Co. .........................................         900      27,090
Wrigley (Wm.) Jr. Co. ...............................         500      25,685
                                                                   ----------
                                                                       52,775
                                                                   ----------
HEALTH CARE (DIVERSIFIED)--0.6%
Bristol-Myers Squibb Co. ............................         600      30,600
Johnson & Johnson ...................................         300      17,730
                                                                   ----------
                                                                       48,330
                                                                   ----------

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.6%
Forest Laboratories, Inc.(b) ........................       1,500  $  122,925
Pfizer, Inc. ........................................       1,900      75,715
SICOR, Inc.(b) ......................................       1,200      18,816
                                                                   ----------
                                                                      217,456
                                                                   ----------
HEALTH CARE (GENERIC AND OTHER)--2.0%
King Pharmaceuticals, Inc.(b) .......................       1,700      71,621
Mylan Laboratories, Inc. ............................       1,800      67,500
Noven Pharmaceuticals, Inc.(b) ......................       1,200      21,300
                                                                   ----------
                                                                      160,421
                                                                   ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.3%
American Healthways, Inc.(b) ........................       1,000      31,940
Dynacq International, Inc.(b) .......................       1,300      28,951
Health Management Associates, Inc. Class A(b) .......       1,500      27,600
Universal Health Services, Inc. Class B(b) ..........         400      17,112
                                                                   ----------
                                                                      105,603
                                                                   ----------
HEALTH CARE (MANAGED CARE)--0.4%
Mid Atlantic Medical Services, Inc.(b) ..............       1,300      29,510

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.5%
Biomet, Inc. ........................................       4,850     149,865
Stryker Corp. .......................................       1,000      58,370
                                                                   ----------
                                                                      208,235
                                                                   ----------
HEALTH CARE (SPECIALIZED SERVICES)--3.1%
Accredo Health, Inc.(b) .............................       2,200      87,340
AdvancePCS(b) .......................................         800      23,480
CryoLife, Inc.(b) ...................................         800      24,000
DIANON Systems, Inc.(b) .............................         600      36,480
Lincare Holdings, Inc.(b) ...........................         900      25,785
Omnicare, Inc. ......................................         900      22,392
Pharmaceutical Product Development, Inc.(b) .........       1,200      38,772
                                                                   ----------
                                                                      258,249
                                                                   ----------
HOMEBUILDING--0.6%
Horton (D.R.),  Inc. ................................       1,433      46,515

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Clorox Co. (The) ....................................         500      19,775
Dial Corp. (The) ....................................       1,800      30,870
                                                                   ----------
                                                                       50,645
                                                                   ----------
INSURANCE (PROPERTY-CASUALTY)--0.4%
Fidelity National Financial, Inc. ...................       1,400      34,720


                                                           SHARES     VALUE
                                                          -------  ----------
INSURANCE BROKERS--1.3%
Brown & Brown .......................................       1,900  $   51,870
Gallagher (Arthur J.) & Co. .........................       1,500      51,735
                                                                   ----------
                                                                      103,605
                                                                   ----------
INVESTMENT BANKING/BROKERAGE--0.6%
Lehman Brothers Holdings, Inc. ......................         700      46,760

INVESTMENT MANAGEMENT--0.3%
Eaton Vance Corp. ...................................         600      21,330

IRON & STEEL--0.7%
Nucor Corp. .........................................       1,100      58,256

LEISURE TIME (PRODUCTS)--3.0%
Direct Focus, Inc.(b) ...............................       1,550      48,360
Harley-Davidson, Inc. ...............................       3,600     195,516
                                                                   ----------
                                                                      243,876
                                                                   ----------
MACHINERY (DIVERSIFIED)--0.3%
Engineered Support Systems, Inc. ....................         600      20,526

MANUFACTURING (DIVERSIFIED)--1.5%
Danaher Corp. .......................................       1,300      78,403
Johnson Controls, Inc. ..............................         600      48,450
                                                                   ----------
                                                                      126,853
                                                                   ----------
MANUFACTURING (SPECIALIZED)--0.2%
IKON Office Solutions, Inc. .........................       1,700      19,873

MEDICAL PRODUCTS & SUPPLIES--2.1%
Affymetrix, Inc.(b) .................................         800      30,200
Cholestech Corp.(b) .................................       1,300      25,753
Diagnostic Products Corp. ...........................       1,300      57,135
Endocare, Inc.(b) ...................................       1,700      30,481
Zimmer Holdings, Inc. ...............................         900      27,486
                                                                   ----------
                                                                      171,055
                                                                   ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
Diamond Offshore Drilling, Inc. .....................         700      21,280
Helmerich & Payne, Inc. .............................         900      30,042
                                                                   ----------
                                                                       51,322
                                                                   ----------
OIL (INTERNATIONAL INTEGRATED)--0.8%
Exxon Mobil Corp. ...................................       1,700      66,810

REITS--2.3%
Archstone-Smith Trust ...............................       1,100      28,930
Avalonbay Communities, Inc. .........................         500      23,655
Camden Property Trust ...............................         500      18,350

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
REITS--CONTINUED
Highwoods Properties, Inc. ..........................         800  $   20,760
Host Marriott Corp. .................................       2,200      19,800
Public Storage, Inc. ................................         600      20,040
Shurgard Storage Centers, Inc. Class A ..............         800      25,600
Vornado Realty Trust ................................         700      29,120
                                                                   ----------
                                                                      186,255
                                                                   ----------
RESTAURANTS--0.8%
Starbucks Corp.(b) ..................................       3,400      64,770

RETAIL (BUILDING SUPPLIES)--1.0%
Home Depot, Inc. (The) ..............................         500      25,505
Lowe's Cos., Inc. ...................................       1,200      55,692
                                                                   ----------
                                                                       81,197
                                                                   ----------
RETAIL (COMPUTERS & ELECTRONICS)--1.1%
CDW Computer Centers, Inc.(b) .......................       1,700      91,307

RETAIL (DEPARTMENT STORES)--0.9%
Kohl's Corp.(b) .....................................       1,000      70,440

RETAIL (DISCOUNTERS)--0.7%
99 Cents Only Stores(b) .............................       1,500      57,150

RETAIL (SPECIALTY)--2.0%
AutoZone, Inc.(b) ...................................         300      21,540
O'Reilly Automotive, Inc.(b) ........................       1,000      36,470
PETsMART, Inc.(b) ...................................       3,400      33,456
Pier 1 Imports, Inc. ................................       4,100      71,094
                                                                   ----------
                                                                      162,560
                                                                   ----------
SAVINGS & LOAN COMPANIES--2.7%
Astoria Financial Corp. .............................         800      21,168
Charter One Financial, Inc. .........................         935      25,385
Dime Bancorp, Inc. ..................................         900      32,472
Golden West Financial Corp. .........................         300      17,655
New York Community Bancorp, Inc. ....................         950      21,727
Sovereign Bancorp, Inc. .............................       2,900      35,496
Washington Federal, Inc. ............................       1,200      30,936
Washington Mutual, Inc. .............................         650      21,255
Webster Financial Corp. .............................         600      18,918
                                                                   ----------
                                                                      225,012
                                                                   ----------
SERVICES (ADVERTISING/MARKETING)--0.2%
Metris Cos., Inc. ...................................         600      15,426

SERVICES (COMMERCIAL & CONSUMER)--3.8%
Apollo Group, Inc. Class A(b) .......................       2,250     101,272
Block (H&R), Inc. ...................................         600      26,820
Copart, Inc.(b) .....................................       2,100      76,377


                                                           SHARES     VALUE
                                                          -------  ----------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Corporate Executive Board Co. (The)(b) ..............       2,300  $   84,410
Right Management Consultants, Inc.(b) ...............       1,500      25,950
                                                                   ----------
                                                                      314,829
                                                                   ----------
SERVICES (COMPUTER SYSTEMS)--0.7%
CACI International, Inc. Class A(b) .................         800      31,588
Digital River, Inc.(b) ..............................       1,800      28,656
                                                                   ----------
                                                                       60,244
                                                                   ----------
SERVICES (DATA PROCESSING)--1.3%
Paychex, Inc. .......................................       3,000     104,550

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Metro One Telecommunications, Inc.(b) ...............       1,650      49,913

TELEPHONE--0.2%
CenturyTel, Inc. ....................................         500      16,400

TEXTILES (HOME FURNISHINGS)--0.3%
Mohawk Industries, Inc.(b) ..........................         400      21,952

TOBACCO--0.8%
UST, Inc. ...........................................       1,800      63,000

TRUCKERS--0.2%
Knight Transportation, Inc.(b) ......................       1,050      19,719

WASTE MANAGEMENT--0.2%
TRC Cos., Inc.(b) ...................................         400      20,000
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $6,911,249)                                        7,403,751
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--5.8%

AIRLINES--0.2%
Ryanair Holdings plc ADR (Ireland)(b) ...............         600      19,230

AUTO PARTS & EQUIPMENT--1.3%
Magna International, Inc. Class A (Canada) ..........       1,700     107,899

BEVERAGES (ALCOHOLIC)--0.3%
Fomento Economico Mexicano SA de C.V. ADR (Mexico) ..         800      27,640

COMMUNICATIONS EQUIPMENT--0.4%
Nokia Oyj ADR (Finland) .............................       1,300      31,889

COMPUTERS (SOFTWARE & SERVICES)--0.7%
Cognos, Inc. (Canada)(b) ............................       1,500      37,500
TTI Team Telecom International Ltd. (Israel)(b) .....         700      17,514
                                                                   ----------
                                                                       55,014
                                                                   ----------

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                           SHARES     VALUE
                                                          -------  ----------
ELECTRICAL EQUIPMENT--0.2%
Siemens AG ADR (Germany) ............................         300  $   19,644

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.1%
Taro Pharmaceutical Industries Ltd. (Israel)(b) .....         800      31,960
Teva Pharmaceutical Industries Ltd. ADR (Israel) ....       2,300     141,749
                                                                   ----------
                                                                      173,709
                                                                   ----------
INSURANCE (LIFE/HEALTH)--0.6%
Aegon NV American Registered Shares (Netherlands) ...         800      21,416
Manulife Financial Corp. (Canada) ...................         900      23,454
                                                                   ----------
                                                                       44,870
                                                                   ----------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $428,896)                                            479,895
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.9%
(IDENTIFIED COST $7,340,145)                                        7,883,646
-----------------------------------------------------------------------------

                                                             PAR
                                                            VALUE
                                                            (000)     VALUE
                                                            -----  ----------
SHORT-TERM OBLIGATIONS--4.9%

REPURCHASE AGREEMENTS--4.9%
Morgan Stanley & Co., Inc. repurchase agreement
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$404,038, collaterlized by a Freddie Mac Bond 6.50%,
1/1/09, market value $416,290 .......................        $404  $  404,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $404,000)                                            404,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $7,744,145)                                        8,287,646(a)

Other assets and liabilities, net--(0.8)%                             (68,312)
                                                                   ----------
NET ASSETS--100.0%                                                 $8,219,334
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $889,059 and gross depreciation of $384,564 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $7,783,151.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $7,744,145)                                    $  8,287,646
Cash                                                                      1,155
Receivables
   Dividends and interest                                                 5,827
   Fund shares sold                                                         345
Prepaid expenses                                                            197
                                                                   ------------
     Total assets                                                     8,295,170
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                               11,266
   Professional fee                                                      28,446
   Transfer agent fee                                                     9,891
   Printing fee                                                           8,456
   Distribution fee                                                       5,472
   Investment advisory fee                                                5,242
   Registration fee                                                       3,900
   Financial agent fee                                                      489
Accrued expenses                                                          2,674
                                                                   ------------
     Total liabilities                                                   75,836
                                                                   ------------
NET ASSETS                                                         $  8,219,334
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 11,142,099
Undistributed net investment loss                                       (34,229)
Accumulated net realized loss                                        (3,432,037)
Net unrealized appreciation                                             543,501
                                                                   ------------
NET ASSETS                                                         $  8,219,334
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,461,786)                      161,122
Net asset value per share                                                 $9.07
Offering price per share $9.07/(1-5.75%)                                  $9.62

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $4,491,076)                      500,457
Net asset value and offering price per share                              $8.97

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,483,961)                      165,176
Net asset value and offering price per share                              $8.98

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $782,511)                         85,491
Net asset value and offering price per share                              $9.15


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                           $    86,652
Interest                                                                 21,596
Foreign taxes withheld                                                     (800)
                                                                    -----------
     Total investment income                                            107,448
                                                                    -----------
EXPENSES
Investment advisory fee                                                  75,217
Distribution fee, Class A                                                 5,008
Distribution fee, Class B                                                52,123
Distribution fee, Class C                                                23,322
Financial agent fee                                                       7,020
Transfer agent                                                           56,275
Professional                                                             29,584
Registration                                                             27,330
Custodian                                                                21,631
Trustees                                                                 13,007
Printing                                                                  9,459
Amortization of deferred organization expenses                            4,632
Miscellaneous                                                             6,597
                                                                    -----------
     Total expenses                                                     331,205
                                                                    -----------
NET INVESTMENT LOSS                                                    (223,757)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (2,950,957)
Net realized gain on futures contracts                                    7,274
Net change in unrealized appreciation (depreciation) on
   investments                                                          890,088
                                                                    -----------
NET LOSS ON INVESTMENTS                                              (2,053,595)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,277,352)
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                     $  (223,757)       $    12,396
   Net realized gain (loss)                                                                          (2,943,683)         1,493,415
   Net change in unrealized appreciation (depreciation)                                                 890,088         (1,015,766)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       (2,277,352)           490,045
                                                                                                    -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                            --            (10,468)
   Net investment income, Class B                                                                            --            (13,668)
   Net investment income, Class C                                                                            --             (5,503)
   Net investment income, Class I                                                                            --            (10,492)
   Net realized short-term gains, Class A                                                                    --           (220,723)
   Net realized short-term gains, Class B                                                                    --           (673,463)
   Net realized short-term gains, Class C                                                                    --           (324,309)
   Net realized short-term gains, Class I                                                                    --            (92,415)
                                                                                                    -----------        -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                                 --         (1,351,041)
                                                                                                    -----------        -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (112,822 and 84,778 shares, respectively)                            1,220,532          1,012,709
   Net asset value of shares issued from reinvestment of distributions
     (0 and 19,398 shares, respectively)                                                                     --            219,779
   Cost of shares repurchased (153,435 and 182,097 shares, respectively)                             (1,613,173)        (2,248,129)
                                                                                                    -----------        -----------
Total                                                                                                  (392,641)        (1,015,641)
                                                                                                    -----------        -----------
CLASS B
   Proceeds from sales of shares (11,319 and 68,597 shares, respectively)                               105,520            865,579
   Net asset value of shares issued from reinvestment of distributions
     (0 and 51,536 shares, respectively)                                                                     --            580,175
   Cost of shares repurchased (130,612 and 297,934 shares, respectively)                             (1,251,885)        (3,814,208)
                                                                                                    -----------        -----------
Total                                                                                                (1,146,365)        (2,368,454)
                                                                                                    -----------        -----------
CLASS C
   Proceeds from sales of shares (25,011 and 91,043 shares, respectively)                               220,580          1,169,420
   Net asset value of shares issued from reinvestment of distributions
     (0 and 27,130 shares, respectively)                                                                     --            305,628
   Cost of shares repurchased (156,675 and 274,416 shares, respectively)                             (1,428,604)        (3,533,070)
                                                                                                    -----------        -----------
Total                                                                                                (1,208,024)        (2,058,022)
                                                                                                    -----------        -----------
CLASS I
   Proceeds from sales of shares (0 and 0 shares, respectively)                                             --                  --
   Net asset value of shares issued from reinvestment of distributions
     (0 and 8,957 shares, respectively)                                                                      --            102,907
   Cost of shares repurchased (0 and 75,275 shares, respectively)                                            --           (988,590)
                                                                                                    -----------        -----------
Total                                                                                                        --           (885,683)
                                                                                                    -----------        -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                         (2,747,030)        (6,327,800)
                                                                                                    -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                             (5,024,382)        (7,188,796)

NET ASSETS
   Beginning of period                                                                               13,243,716         20,432,512
                                                                                                    -----------        -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT LOSS AND DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF ($34,229) AND ($18,451), RESPECTIVELY]                                $ 8,219,334        $13,243,716
                                                                                                    ===========        ===========

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.03       $12.13      $13.40       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.16)(4)     0.09        0.17(4)      0.11        0.24
   Net realized and unrealized gain (loss)                         (1.80)        0.06       (0.08)       (0.33)       2.36
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.96)        0.15        0.09        (0.22)       2.60
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.05)      (0.21)       (0.11)      (0.24)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.25)      (1.36)       (0.11)      (0.24)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.96)       (1.10)      (1.27)       (0.33)       2.36
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.07       $11.03      $12.13       $13.40      $13.73
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (17.77)%       0.98%       1.09%       (1.61)%     23.12%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,462       $2,224      $3,393       $8,172      $6,836
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.79 %       2.19%       1.80%        1.56 %(2)   1.30%(2)
   Net investment income                                           (1.72)%       0.57%       1.28%        0.82 %      2.26%
Portfolio turnover                                                   146 %        242%        193%         152 %       120%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.98       $12.14      $13.39       $13.73      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.23)(4)    (0.01)       0.08(4)      0.02        0.16
   Net realized and unrealized gain (loss)                         (1.78)        0.07       (0.08)       (0.34)       2.36
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (2.01)        0.06        0.00        (0.32)       2.52
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.02)      (0.10)       (0.02)      (0.16)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.22)      (1.25)       (0.02)      (0.16)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.01)       (1.16)      (1.25)       (0.34)       2.36
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.97       $10.98      $12.14       $13.39      $13.73
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (18.31)%       0.22 %      0.42%       (2.33)%     22.29%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $4,491       $6,807      $9,684      $16,416     $11,920
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               3.50 %       2.90 %      2.51%        2.26 %(3)   2.00%(3)
   Net investment income                                           (2.43)%      (0.15)%      0.64%        0.12 %      1.56%
Portfolio turnover                                                   146 %        242 %       193%         152 %       120%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61% and 2.00% for the periods ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the periods ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.00       $12.15      $13.37       $13.71      $11.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.23)(4)     0.01        0.08(4)      0.02        0.17
   Net realized and unrealized gain (loss)                         (1.79)        0.06       (0.07)       (0.34)       2.33
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (2.02)        0.07        0.01        (0.32)       2.50
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.02)      (0.08)       (0.02)      (0.17)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.22)      (1.23)       (0.02)      (0.17)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.02)       (1.15)      (1.22)       (0.34)       2.33
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.98       $11.00      $12.15       $13.37      $13.71
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (18.36)%       0.28 %      0.45%       (2.34)%     22.15%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,484       $3,264      $5,507      $14,364     $13,525
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               3.49 %       2.89 %      2.50%        2.26 %(2)   2.00%(2)
   Net investment income                                           (2.42)%      (0.11)%      0.60%        0.12 %      1.56%
Portfolio turnover                                                   146 %        242 %       193%         152 %       120%

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $11.09       $12.18      $13.44       $13.77      $11.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.14)(4)     0.13        0.23(4)      0.15        0.24
   Net realized and unrealized gain (loss)                         (1.80)        0.05       (0.09)       (0.33)       2.40
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.94)        0.18        0.14        (0.18)       2.64
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.07)      (0.25)       (0.15)      (0.24)
   Dividends from net realized gains                                  --        (1.20)      (1.15)          --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (1.27)      (1.40)       (0.15)      (0.24)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.94)       (1.09)      (1.26)       (0.33)       2.40
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.15       $11.09      $12.18       $13.44      $13.77
                                                                  ======       ======      ======       ======      ======
Total return                                                      (17.49)%       1.19%       1.46%       (1.31)%     23.42%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                            $783         $948      $1,848       $1,664      $1,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.53 %       1.90%       1.54%        1.26 %(3)   1.00%(3)
   Net investment income                                           (1.46)%       0.95%       1.72%        1.12 %      2.56%
Portfolio turnover                                                   146 %        242%        193%         152 %       120%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31% and 2.70% for the periods ended December 31, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31% and 1.70% for the periods ended December 31, 1998 and 1997, respectively.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-ZWEIG MANAGED ASSETS

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WOULD YOU BRIEFLY SUMMARIZE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation through a flexible approach that includes investment in domestic and foreign stocks and bonds. Investors should keep in mind that foreign investments pose added risks, such as currency fluctuation, less public disclosure, and economic and political risks.

Q: HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE IN 2001?

A: It was a difficult year for stock markets around the world, and despite the strong performance of bond markets, the Fund ended the year down overall. While the Fund did maintain a solid allocation to bonds, the steep drop in stock prices worldwide ultimately pushed shares of the Fund lower. Although we would have liked to have been more effective in mitigating losses, our models viewed the central bank easiness that began early in the year as a positive sign for both stocks and bonds; thus, we were virtually fully invested for the entire year.

      For the 12 months ended December 31, 2001, Class A shares fell 7.78%, Class B shares declined 8.36%, Class C shares decreased 8.41% and Class I shares dropped 7.47%. The Fund's benchmark was down 5.32% for the same period.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.


Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE LAST YEAR?

A: Our models, which incorporate over 75 monetary, sentiment, and momentum indicators, became very positive on the U.S. stock market after the Federal Reserve eased for the second time in late January of 2001. The monetary indicators, which include interest rates, inflation, commodity prices and money supply, became extremely bullish as the Fed continued easing throughout the year for a total of 11 times. Additionally, interest rate cuts by other central banks globally improved our foreign stock models. Our models were pointing toward a strong rally for stocks and bonds. Unfortunately, while the bond market did rally, stocks declined on other news, including plummeting corporate profits and high inventory levels.

      The terrorist attacks on the World Trade Center and the Pentagon also greatly affected the stock market. The uncertainty of how the attacks would affect our lifestyle, economy, and freedoms, combined with concerns of more terrorist acts, put a pall on the markets for over a month. Eventually, military successes in ousting terrorist cells from Afghanistan and continued aggressive Fed easing pushed the stock markets higher and helped the Fund's performance as well.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our models remain positive on equity markets both here in the U.S. and abroad. The aggressive interest rate cuts combined with a steep yield curve


(1) THE FUND'S BENCHMARK IS A COMPOSITE INDEX MADE UP OF 50% OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX, WHICH MEASURES INTERNATIONAL STOCK TOTAL RETURN PERFORMANCE, AND 50% OF THE SALOMON CURRENCY HEDGED WORLD GOVERNMENT BOND INDEX, WHICH MEASURES GLOBAL GOVERNMENT BOND TOTAL RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

have, with virtual certainty, resulted in major cyclical turns for both the economy and stocks in the past. The economy and, thus, stocks should also benefit from the almost 25% decline in energy prices and from the tax cuts enacted last year. The increase in fiscal stimulus as a result of the September 11th attacks is yet another potential economic boost. With inventories low and purchasing managers' surveys turning higher, there are significant signs of economic recovery, which should lead to higher stock prices globally. The increase in economic activity will likely cap the rally in the bond market, and at the moment our bond models are roughly neutral. For the time being, we will remain heavily weighted towards stocks, but as always, we will remain flexible and follow the dictates or our research models.

                                                                JANUARY 18, 2002

Phoenix-Zweig Managed Assets

--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                                               PERIOD ENDING 12/31/01
--------------------------------------------------------------------------------------------------------------------

                                                                                             INCEPTION     INCEPTION
                                                                    1 YEAR      5 YEARS     TO 12/31/01       DATE
                                                                    ------      -------     -----------    ---------
        Class A Shares at NAV(2)                                     (7.78)%     5.41%           6.87%       2/8/93
        Class A Shares at POP(3)                                    (13.08)      4.17            6.16        2/8/93

        Class B Shares at NAV(2)                                     (8.36)      4.67            5.65        4/8/96
        Class B Shares with CDSC(4)                                 (11.99)      4.53            5.54        4/8/96

        Class C Shares at NAV(2)                                     (8.41)      4.67            6.12        2/8/93
        Class C Shares with CDSC(4)                                  (8.41)      4.67            6.12        2/8/93

        Class I Shares at NAV(2)                                     (7.47)      5.72            6.30       11/1/96

        Balanced Benchmark(9)                                        (5.32)      7.07          Note 6        Note 6

        MSCI World Index(10)                                        (16.52)      5.74          Note 7        Note 7

        Salomon Currency Hedged World Government Bond Index(11)       6.27       7.91          Note 8        Note 8

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class C shares since inception. Returns on Class B and Class I shares will vary due to differing sales charges.
(6) Index performance is 9.12% for Class A and Class C (since 2/28/93), 7.60% for Class B (since 4/30/96) and 6.74% for Class I (since 11/30/96), respectively.
(7) Index performance is 9.94% for Class A and Class C (since 2/28/93), 6.28% for Class B (since 4/30/96) and 5.30% for Class I (since 11/30/96), respectively.
(8) Index performance is 7.92% for Class A and Class C (since 2/28/93), 8.47% for Class B (since 4/30/96) and 7.72% for Class I (since 11/30/96), respectively.
(9) The Balanced Benchmark is a composite index made up of 50% of the MSCI World Index and 50% of the Salomon Currency Hedged World Government Bond Index. The index's performance does not reflect sales charges.
(10) The MSCI World Index is an unmanaged commonly used measure of global stock market total-return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.
(11) The Salomon Currency Hedged World Government Bond Index measures global government bond total-return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   Phoenix-Zweig Managed Assets  Phoenix-Zweig Managed Assets     Balanced          MSCI         Salomon Currency Hedged World
            Class A (5)                 Class C (5)             Benchmark (9)  World Index (10)    Government Bond Index (11)
2/28/93    $ 9,425.00                   $10,000.00               $10,000.00      $10,000.00              $10,000.00
12/31/93   $10,554.00                   $11,134.30               $11,428.70      $11,983.50              $10,865.40
12/31/94   $10,245.10                   $10,727.10               $11,538.80      $12,652.20              $10,459.60
12/31/95   $11,910.60                   $12,383.50               $13,821.20      $15,348.50              $12,348.20
12/31/96   $13,078.20                   $13,501.10               $15,392.90      $17,496.30              $13,419.80
12/31/97   $15,101.20                   $15,482.30               $17,485.60      $20,335.20              $14,841.30
12/31/98   $17,346.50                   $17,654.20               $20,701.90      $25,377.30              $16,479.20
12/31/99   $18,874.40                   $19,067.50               $23,375.90      $31,807.90              $16,697.50
12/31/00   $18,454.80                   $18,521.60               $22,871.80      $27,699.00              $18,479.30
12/31/01   $17,019.00                   $16,964.80               $21,655.50      $23,122.80              $19,638.30

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 2/8/93 (inception of the Fund) in Class A and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States              50%
France                      7
Germany                     7
Spain                       5
United Kingdom              5
Japan                       4
Australia                   4
Other                      18

Phoenix-Zweig Managed Assets

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Nokia Oyj                                                               1.7%
    SUPPLIER OF DATA, VIDEO AND VOICE NETWORK SOLUTIONS
 2. AMP Ltd.                                                                1.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 3. General Electric Co.                                                    0.8%
    CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
 4. Norsk Hydro ASA                                                         0.8%
    PRODUCES FERTILIZER, OIL AND GAS AND METALS
 5. Commonwealth Bank of Australia                                          0.8%
    FINANCIAL SERVICES PROVIDER
 6. TotalFinaElf                                                            0.8%
    INTEGRATED OIL COMPANY
 7. Cardinal Health, Inc.                                                   0.7%
    WHOLESALE DISTRIBUTOR OF DRUG AND HEALTH-CARE PRODUCTS
 8. Microsoft Corp.                                                         0.7%
    LEADING SOFTWARE PRODUCER FOR MICROCOMPUTERS
 9. Sears, Roebuck and Co                                                   0.7%
    GENERAL MERCHANDISE RETAILER
10. Siebel Systems, Inc.                                                    0.7%
    MARKETS INFORMATION SOFTWARE SYSTEMS

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--32.8%

UNITED STATES--32.8%
Adobe Systems, Inc. (Computers (Software &
Services)) ..........................................   16,000   $    496,800

Affiliated Computer Services, Inc. Class A
(Computers (Software & Services))(b) ................    6,000        636,780

Albertson's, Inc. (Retail (Food Chains)) ............    6,000        188,940
Alcoa, Inc. (Aluminum) ..............................   29,000      1,030,950

American Power Conversion Corp. (Electrical
Equipment)(b) .......................................   26,000        375,960

Analog Devices, Inc. (Electronics
(Semiconductors))(b) ................................    8,000        355,120

AOL Time Warner, Inc. (Entertainment)(b) ............   26,000        834,600

Applied Materials, Inc. (Equipment
(Semiconductors))(b) ................................   13,000        521,300

Arrow Electronics, Inc. (Electronics (Component
Distributors))(b) ...................................   13,000        388,700

Atmel Corp. (Electronics (Semiconductors))(b) .......   38,000        280,060
AutoNation, Inc. (Retail (Specialty))(b) ............   76,000        937,080
AutoZone, Inc. (Retail (Specialty))(b) ..............   11,000        789,800
Bank of America Corp. (Banks (Money Center)) ........   16,000      1,007,200
BellSouth Corp. (Telephone) .........................   14,000        534,100
Bemis Co., Inc. (Containers & Packaging (Paper)) ....    6,000        295,080
Biogen, Inc. (Biotechnology)(b) .....................    2,000        114,700


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Blockbuster, Inc. Class A (Entertainment) ...........   44,000   $  1,108,800
Bristol-Myers Squibb Co. (Health Care (Diversified))    22,000      1,122,000

Broadcom Corp. Class A (Electronics
(Semiconductors))(b) ................................    6,000        245,220

Burlington Northern Santa Fe Corp. (Railroads) ......    9,000        256,770
Cardinal Health, Inc. (Distributors (Food & Health))    28,000      1,810,480
Catellus Development Corp. (Homebuilding)(b) ........   37,000        680,800
Caterpillar, Inc. (Machinery (Diversified)) .........   11,000        574,750
Cendant Corp. (Services (Commercial & Consumer))(b) .   39,000        764,790
CenturyTel, Inc. (Telephone) ........................   12,000        393,600
CIGNA Corp. (Health Care (Managed Care)) ............    6,000        555,900
Cisco Systems, Inc. (Computers (Networking))(b) .....   50,000        905,500
Citigroup, Inc. (Financial (Diversified)) ...........   22,000      1,110,560

Citrix Systems, Inc. (Computers (Software &
Services))(b) .......................................   24,000        543,840

Clorox Co. (The) (Household Products (Non-Durable)) .   23,000        909,650

Comverse Technology, Inc. (Communications
Equipment)(b) .......................................   17,000        380,290

Conoco, Inc. (Oil (Domestic Integrated)) ............   46,000      1,301,800
Cooper Industries, Inc. (Electrical Equipment) ......   30,000      1,047,600
Coors (Adolph) Co. Class B (Beverages (Alcoholic)) ..    5,000        267,000

Cytyc Corp. (Health Care (Medical Products &
Supplies))(b) .......................................    9,000        234,900

Darden Restaurants, Inc. (Restaurants) ..............   24,000        849,600


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Dell Computer Corp. (Computers (Hardware))(b) .......   56,000   $  1,522,080
Dial Corp. (The) (Household Products (Non-Durable)) .   12,000        205,800
Dynegy, Inc. Class A (Natural Gas) ..................    4,000        102,000
Eaton Vance Corp. (Investment Management) ...........    8,000        284,400
eBay, Inc. (Computers (Software & Services))(b) .....   13,000        869,700

Electronic Data Systems Corp. (Services (Computer
Systems)) ...........................................    8,000        548,400

Engelhard Corp. (Chemicals (Diversified)) ...........   33,000        913,440
Entergy Corp. (Electric Companies) ..................    4,000        156,440
Express Scripts, Inc. (Health Care (Managed Care))(b)   15,000        701,400
Fannie Mae (Financial (Diversified)) ................   13,000      1,033,500
FirstEnergy Corp. (Electric Companies) ..............   25,000        874,500
FleetBoston Financial Corp. (Banks (Major Regional))    10,000        365,000
Freddie Mac (Financial (Diversified)) ...............    7,000        457,800

Freeport-McMoRan Copper & Gold, Inc. Class B
(Metals Mining)(b) ..................................    8,000        107,120

General Electric Co. (Electrical Equipment) .........   52,000      2,084,160
Georgia-Pacific Corp. (Paper & Forest Products) .....   16,000        441,760

Guidant Corp. (Health Care (Medical Products &
Supplies))(b) .......................................   13,000        647,400

Harrah's Entertainment, Inc. (Gaming, Lottery &
Pari-mutuel Companies)(b) ...........................   19,000        703,190

Health Net, Inc. (Health Care (Managed Care))(b) ....   26,000        566,280

Hillenbrand Industries, Inc. (Manufacturing
(Diversified)) ......................................    5,000        276,350

Home Depot, Inc. (The) (Retail (Building Supplies)) .   23,000      1,173,230
Hormel Foods Corp. (Foods) ..........................   11,000        295,570
Huntington Bancshares, Inc. (Banks (Major Regional))    29,000        498,510
Intel Corp. (Electronics (Semiconductors)) ..........   30,000        943,500
ITT Industries, Inc. (Manufacturing (Diversified)) ..   14,000        707,000
Jabil Circuit, Inc. (Manufacturing (Specialized))(b)    10,000        227,200
Johnson & Johnson (Health Care (Diversified)) .......   13,000        768,300
Jones Apparel Group, Inc. (Textiles (Apparel))(b) ...   28,000        928,760
KLA-Tencor Corp. (Equipment (Semiconductors))(b) ....   21,000      1,040,760
Kroger Co. (The) (Retail (Food Chains))(b) ..........   11,000        229,570

Leggett & Platt, Inc. (Household Furnishings &
Appliances) .........................................   41,000        943,000

Lehman Brothers Holdings, Inc. (Investment
Banking/Brokerage) ..................................   13,000        868,400
Lennar Corp. (Homebuilding) .........................   13,000        608,660


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Lockheed Martin Corp. (Aerospace/Defense) ...........    6,000   $    280,020

Macrovision Corp. (Computers (Software &
Services))(b) .......................................    6,000        211,320

May Department Stores Co. (The) (Retail
(Department Stores)) ................................    7,000        258,860
MBNA Corp. (Consumer Finance) .......................   14,000        492,800

Merck & Co., Inc. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   22,000      1,293,600

Mercury Interactive Corp. (Computers (Software &
Services))(b) .......................................    5,000        169,900

Merrill Lynch & Co., Inc. (Investment
Banking/Brokerage) ..................................   14,000        729,680

MetLife, Inc. (Insurance (Life/Health)) .............   16,000        506,880

MGM Mirage, Inc. (Gaming, Lottery & Pari-mutuel
Companies)(b) .......................................   15,000        433,050

Microsoft Corp. (Computers (Software & Services))(b)    27,000      1,788,750

Nabors Industries, Inc. (Oil & Gas (Drilling &
Equipment))(b) ......................................   11,000        377,630

North Fork Bancorp., Inc. (Banks (Regional)) ........   28,000        895,720
Oracle Corp. (Computers (Software & Services))(b) ...   15,000        207,150

Packaging Corp. of America (Containers & Packaging
(Paper))(b) .........................................   13,000        235,950

Pactiv Corp. (Containers & Packaging (Paper))(b) ....   46,000        816,500

Pepsi Bottling Group, Inc. (The) (Beverages
(Non-Alcoholic)) ....................................   38,000        893,000

PepsiCo, Inc. (Beverages (Non-Alcoholic)) ...........   12,000        584,280

Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   38,000      1,514,300

Pharmaceutical Product Development, Inc.
(Health Care (Specialized Services))(b) .............    8,000        258,480

Philip Morris Cos., Inc. (Tobacco) ..................    8,000        366,800
Phillips Petroleum Co. (Oil (Domestic Integrated)) ..    9,000        542,340
Popular, Inc. (Banks (Regional)) ....................   28,000        814,240
Protective Life Corp. (Insurance (Life/Health)) .....    9,000        260,370
Pulte Homes, Inc. (Homebuilding) ....................    7,000        312,690
QUALCOMM, Inc. (Communications Equipment)(b) ........    7,000        353,500


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Quest Software, Inc. (Computers (Software &
Services))(b) .......................................    7,000   $    154,770

Radian Group, Inc. (Insurance (Property-Casualty)) ..   19,000        816,050
Robinson (C.H.) Worldwide, Inc. (Truckers) ..........   15,000        433,725

Schering-Plough Corp. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   26,000        931,060

Scientific-Atlanta, Inc. (Communications Equipment) .   16,000        383,040

Sears, Roebuck and Co. (Retail (General
Merchandise)) .......................................   37,000      1,762,680

Sempra Energy (Natural Gas) .........................   52,000      1,276,600

Siebel Systems, Inc. (Computers (Software &
Services))(b) .......................................   62,000      1,734,760

Smithfield Foods, Inc. (Foods)(b) ...................   42,000        925,680
Solectron Corp. (Electrical Equipment)(b) ...........   19,000        214,320
SouthTrust Corp. (Banks (Major Regional)) ...........   34,000        838,780

Sprint Corp. (FON Group) (Telecommunications
(Long Distance)) ....................................   72,000      1,445,760

Sprint Corp. (PCS Group) (Telecommunications
(Cellular/Wireless))(b) .............................    7,000        170,870

Sun Microsystems, Inc. (Computers (Hardware))(b) ....   37,000        455,100
Sunoco, Inc. (Oil & Gas (Refining & Marketing)) .....   11,000        410,740
TJX Cos., Inc. (The) (Retail (Specialty-Apparel)) ...   26,000      1,036,360
Tyco International Ltd. (Manufacturing (Diversified))    4,699        276,801
U.S. Bancorp (Banks (Major Regional)) ...............   64,000      1,339,520

Ultramar Diamond Shamrock Corp. (Oil & Gas
(Refining & Marketing)) .............................    5,000        247,400

UnitedHealth Group, Inc. (Health Care (Managed
Care)) ..............................................   14,000        990,780

UnumProvident Corp. (Insurance (Life/Health)) .......    7,000        185,570

USA Networks, Inc. (Broadcasting (Television,
Radio & Cable))(b) ..................................   10,000        273,100

USX-Marathon Group (Oil (Domestic Integrated)) ......   10,000        300,000
Vishay Intertechnology, Inc. (Electrical Equipment)(b)  15,000        292,500
Wal-Mart Stores, Inc. (Retail (General Merchandise))    13,000        748,150
Washington Mutual, Inc. (Savings & Loan Companies) ..   12,000        392,400
Wendy's International, Inc. (Restaurants) ...........   18,000        525,060
West Corp. (Services (Commercial & Consumer))(b) ....   30,000        748,200


                                                        SHARES       VALUE
                                                        ------   ------------
UNITED STATES--CONTINUED
Westvaco Corp. (Paper & Forest Products) ............    8,000   $    227,600

Whirlpool Corp. (Household Furnishings &
Appliances) .........................................   12,000        879,960

Williams Cos., Inc. (The) (Natural Gas) .............   10,000        255,200

WorldCom, Inc. - WorldCom Group
(Telecommunications (Long Distance))(b) .............   26,000        366,080

Zimmer Holdings, Inc. (Health Care (Medical
Products & Supplies))(b) ............................    2,200         67,188
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $84,558,625)                                      81,647,814
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--33.3%

AUSTRALIA--3.6%
AMP Ltd. (Insurance (Life/Health)) ..................  255,500      2,411,722
BHP Billiton Ltd. (Metals Mining) ...................  322,155      1,731,529

Commonwealth Bank of Australia (Banks
(Money Center)) .....................................  123,000      1,885,091

OneSteel Ltd. (Iron & Steel) ........................   41,425         23,410

Telstra Corp. Ltd. (Telecommunications (Long
Distance)) ..........................................  456,000      1,269,812

Woolworths Ltd. (Retail (Food Chains))...............  274,000      1,576,494
                                                                 ------------
                                                                    8,898,058
                                                                 ------------

AUSTRIA--2.4%
Austria Tabakwerke AG (Tobacco) .....................   10,288        747,930

Austrian Airlines/Osterreichische Luftverkehrs AG
(Airlines) ..........................................   19,778        137,357

BWT AG (Waste Management) ...........................    7,633        166,508

Erste Bank der oesterreichischen Sparkassen AG
(Banks (Money Center)) ..............................   15,412        819,232

Flughafen Wien AG (Services (Commercial &
Consumer)) ..........................................   11,539        308,222

Generali Holding Vienna AG (Insurance (Multi-Line)) .    3,328        450,402

Mayr-Melnhof Karton AG (Containers & Packaging
(Paper)) ............................................    6,565        310,737

Oesterreichische Elektrizitaetswirtschafts-AG
Class A (Electric Companies) ........................   10,819        809,171


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
AUSTRIA--CONTINUED
OMV AG (Oil & Gas (Refining & Marketing)) ...........   12,696   $  1,063,954

Telekom Austria AG (Telecommunications (Long
Distance))(b) .......................................   95,429        791,050

Wienerberger AG (Building Materials) ................   33,778        473,684
                                                                 ------------
                                                                    6,078,247
                                                                 ------------
BELGIUM--2.3%
Agfa Gevaert NV (Electronics (Component
Distributors)) ......................................   13,424        181,557

Delhaize Le Lion SA (Retail (Food Chains)) ..........    5,025        261,514
Electrabel SA (Electric Companies) ..................    4,477        932,775
Fortis (Financial (Diversified)) ....................   61,386      1,593,242

Groupe Bruxelles Lambert SA (Manufacturing
(Diversified)) ......................................    9,785        514,464

Interbrew (Beverages (Alcoholic)) ...................   14,335        392,479
KBC Bankverzekeringsholding (Banks (Money Center)) ..   25,638        860,596
Solvay SA (Chemicals (Specialty)) ...................    9,121        549,394
UCB SA (Health Care (Diversified)) ..................   14,268        577,646
                                                                 ------------
                                                                    5,863,667
                                                                 ------------
FINLAND--1.9%
Metso Corp. (Machinery (Diversified)) ...............    4,500         47,279
Nokia Oyj Class A (Communications Equipment) ........  164,800      4,249,419
Sampo Oyj Class A (Insurance (Multi-Line)) ..........   10,500         82,271
TietoEnator Oyj (Computers (Software & Services)) ...    2,200         58,275
UPM-Kymmene Oyj (Paper & Forest Products) ...........    8,500        281,916
                                                                 ------------
                                                                    4,719,160
                                                                 ------------
FRANCE--3.7%
Alcatel SA Class A (Communications Equipment) .......   28,466        486,633

Aventis SA (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   11,335        804,871

AXA (Insurance (Multi-Line)) ........................   17,820        372,387
BNP Paribas SA (Banks (Money Center)) ...............    9,150        818,768
Carrefour SA (Retail (Food Chains)) .................    3,700        192,393

Compagnie de Saint-Gobain (Containers & Packaging
(Paper)) ............................................    3,001        452,907

France Telecom SA (Telecommunications (Long
Distance)) ..........................................   15,049        601,628

L' Air Liquide SA (Chemicals (Specialty)) ...........    1,811        253,803
L'Oreal SA (Household Products (Non-Durable)) .......   15,870      1,143,140


                                                        SHARES       VALUE
                                                        ------   ------------
FRANCE--CONTINUED
LVMH Moet Hennessy Louis Vuitton SA (Textiles
(Apparel)) ..........................................    5,220   $    212,403

Schneider Electric SA (Electrical Equipment) ........    5,776        277,712
Simco SA (Financial (Diversified)) ..................    6,600        455,428

STMicroelectronics NV (Electronics
(Semiconductors)) ...................................   12,973        416,408

TotalFinaElf SA (Oil & Gas (Refining & Marketing)) ..   13,157      1,879,036

Vivendi Universal SA (Broadcasting (Television,
Radio & Cable)) .....................................   14,034        768,476
                                                                 ------------
                                                                    9,135,993
                                                                 ------------
GERMANY--3.9%
Allianz AG (Insurance (Multi-Line)) .................    5,250      1,241,074
BASF AG (Chemicals (Diversified)) ...................   26,200        976,271
Bayer AG (Chemicals (Diversified)) ..................   39,700      1,261,922

Bayerische Hypo-und Vereinsbank AG (Banks
(Money Center)) .....................................    6,250        190,040

DaimlerChrysler AG (Automobiles) ....................   20,160        863,395
Deutsche Bank AG (Banks (Money Center)) .............    8,700        614,280
Dresdner Bank AG (Banks (Money Center)) .............   16,500        600,871
E.On AG (Manufacturing (Diversified)) ...............    9,360        486,701
KarstadtQuelle AG (Retail (Department Stores)) ......    7,500        293,157

Muenchener Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line)) ............................      300         81,469

RWE AG (Manufacturing (Diversified)) ................   19,550        738,922
SAP AG (Computers (Software & Services)) ............    3,000        393,217
Siemens AG (Manufacturing (Diversified)) ............   24,300      1,619,466
Volkswagen AG (Automobiles) .........................    6,800        316,654
                                                                 ------------
                                                                    9,677,439
                                                                 ------------
ITALY--2.7%
Assicurazioni Generali SpA (Insurance
(Life/Health)) ......................................   29,198        811,113

Benetton Group SpA (Textiles (Apparel)) .............    9,661        109,417
Enel SpA (Electric Companies) .......................   77,033        434,165
ENI SpA (Oil (Domestic Integrated)) .................   81,153      1,017,375
Fiat SpA (Automobiles) ..............................   10,156        162,949
IntesaBci SpA (Banks (Money Center)) ................   63,000        157,623

Mediaset SpA (Broadcasting (Television, Radio &
Cable)) .............................................   36,087        263,796

Mediobanca SpA (Banks (Major Regional)) .............   17,635        197,529
Pirelli SpA (Electrical Equipment) ..................  103,067        180,784


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
ITALY--CONTINUED
Riunione Adriatica di Sicurta SpA (Insurance
(Multi-Line)) .......................................   26,416   $    311,172

Sanpaolo IMI SpA (Banks (Money Center)) .............   31,472        337,664
Seat Pagine Gialle SpA (Specialty Printing)(b) ......    4,737          3,825
Sirti SpA (Engineering & Construction)(b) ...........   19,582         17,156
Snia SpA (Health Care (Medical Products & Supplies))    16,406         22,057

Telecom Italia Mobile SpA (Telecommunications
(Cellular/Wireless)) ................................  263,066      1,468,609

Telecom Italia SpA (Telecommunications (Long
Distance)) ..........................................   84,595        723,086

UniCredito Italiano SpA (Banks (Money Center)) ......   134,443       539,869
                                                                 ------------
                                                                    6,758,189
                                                                 ------------
JAPAN--4.2%
ACOM Co. Ltd. (Consumer Finance) ....................    3,600        262,323
Aiful Corp. (Consumer Finance) ......................    5,260        340,339
Ajinomoto Co., Inc. (Foods) .........................    9,000         87,899
Asahi Bank Ltd. (The) (Banks (Money Center)) ........   26,000         16,267
Asahi Glass Co. Ltd. (Chemicals (Specialty)) ........    9,000         53,220
Asahi Kasei Corp. (Chemicals (Diversified)) .........   19,000         66,687
Bridgestone Corp. (Auto Parts & Equipment) ..........    8,000         84,664
Canon, Inc. (Electronics (Component Distributors)) ..   12,000        412,941

Daiwa Securities Group, Inc. (Investment Banking/
Brokerage) ..........................................   24,000        126,171

Denso Corp. (Auto Parts & Equipment) ................   10,000        132,458
East Japan Railway Co. (Railroads) ..................       32        154,555
Fanuc Ltd. (Machinery (Diversified)) ................    2,800        119,213
Fuji Photo Film Co. Ltd. (Leisure Time (Products)) ..   14,000        499,924
Fujikura Ltd. (Electrical Equipment) ................    2,000          7,508
Fujitsu Ltd. (Computers (Hardware)) .................   14,000        101,908
Hitachi Ltd. (Manufacturing (Diversified)) ..........   44,000        322,295
Honda Motor Co. Ltd. (Automobiles) ..................   10,000        399,054
Ito-Yokado Co. Ltd. (Retail (Food Chains)) ..........    3,000        135,510

Kansai Electric Power Co., Inc. (The) (Electric
Companies) ..........................................   10,500        150,378

Keio Electric Railway Co. Ltd. (Retail (Department
Stores)) ............................................   62,000        305,127

Kinki Nippon Railway Co. Ltd. (Railroads) ...........   29,870         95,723
Kirin Brewery Co. Ltd. (Beverages (Alcoholic)) ......   15,000        107,241
Kuraray Co. Ltd. (Chemicals (Specialty)) ............   16,000        102,182
Kyocera Corp. (Electronics (Component Distributors))     2,800        182,664


                                                        SHARES       VALUE
                                                        ------   ------------
JAPAN--CONTINUED
Kyowa Hakko Kogyo Co. Ltd. (Health Care
(Diversified)) ......................................    3,000   $     14,238

Marui Co. Ltd. (Retail (Department Stores)) .........    4,000         47,307

Matsushita Electric Industrial Co. Ltd. (Electronics
(Component Distributors)) ...........................   16,000        205,463

Minebea Co. Ltd. (Metal Fabricators) ................   17,000         91,576
Mitsubishi Chemical Corp. (Chemicals (Diversified)) .   38,000         80,894
Mitsubishi Corp. (Distributors (Food & Health)) .....   18,000        116,878

Mitsubishi Heavy Industries Ltd. (Machinery
(Diversified)) ......................................   26,000         69,434

Mitsubishi Tokyo Financial Group, Inc. (Banks
(Money Center))(b) ..................................       45        301,808

Mitsui & Co. Ltd. (Distributors (Food & Health)) ....   29,000        143,606
Mizuho Holdings, Inc. (Banks (Money Center)) ........       68        138,532
Murata Manufacturing Co. Ltd. (Electrical Equipment)     4,000        239,890
NGK Insulators Ltd. (Electrical Equipment) ..........    9,000         66,679
Nichiro Corp. (Foods) ...............................   18,000         20,052
Nippon Flour Mills Co. Ltd. (Foods) .................    4,000          8,240
Nippon Steel Corp. (Iron & Steel) ...................  125,000        180,261

Nippon Telegraph & Telephone Corp. ..................
(Telecommunications (Long Distance)) ................      100        325,805

Nippon Yusen Kabushiki Kaisha (Shipping) ............   37,000        111,514
Nissan Motor Co. Ltd. (Automobiles) .................   22,000        116,664
Nisshin Seifun Group, Inc. (Agricultural Products) ..   19,000        114,528
Obayashi Corp. (Engineering & Construction) .........   16,000         45,414
Oji Paper Co. Ltd (Paper & Forest Products) .........   15,000         59,629
Osaka Gas Co. Ltd. (Natural Gas) ....................    4,000          9,553
Promise Co. Ltd. (Consumer Finance) .................    1,800         97,375
Rohm Co. Ltd. (Electronics (Semiconductors)) ........    1,000        129,788

Sankyo Co. Ltd. (Health Care (Drugs-Major
Pharmaceuticals)) ...................................    4,000         68,518

Sanyo Electric Co. Ltd. (Electronics (Component
Distributors)) ......................................   18,000         85,015

Shin-Etsu Chemical Co. Ltd. (Chemicals (Specialty)) .    7,000        251,564

Shinagawa Refractories Co. Ltd. (Construction
(Cement & Aggregates)) ..............................   12,000         14,467

Shizuoka Bank, Ltd. (The) (Banks (Money Center)) ....    5,000         37,845
Sony Corp (Household Furnishings & Appliances) ......   11,500        525,599


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
JAPAN--CONTINUED
Sumitomo Chemical Co. Ltd. (Chemicals (Specialty)) ..    9,000   $     30,559

Sumitomo Electric Industries Ltd. (Electrical
Equipment) ..........................................   13,000         90,760

Sumitomo Mitsui Banking Corp. (Banks (Money
Center)) ............................................   50,600        214,276

Takeda Chemical Industries Ltd. (Health Care
(Drugs-Major Pharmaceuticals)) ......................   18,000        814,436

Takefuji Corp. (Consumer Finance) ...................    1,700        122,967
Toa Corp. (Engineering & Construction) ..............    1,000            839
Toho Zinc Co. Ltd. (Metals Mining) ..................    6,000          6,959

Tokyo Electric Power Co., Inc. (The) (Electric
Companies) ..........................................      800         17,030

Toppan Printing Co. Ltd. (Publishing) ...............   13,000        119,922
Toray Industries, Inc. (Textiles (Home Furnishings))    25,000         60,468
Toyota Industries Corp. (Auto Parts & Equipment) ....    4,000         58,294
Toyota Motor Corp. (Automobiles) ....................   26,000        658,630
UFJ Holdings, Inc. (Banks (Money Center))(b) ........       15         33,076

Yamanouchi Pharmaceutical Co. Ltd. (Health Care
(Diversified)) ......................................    6,000        158,401
                                                                 ------------
                                                                   10,371,004
                                                                 ------------
NORWAY--2.2%
Bergesen d.y. ASA (Shipping) ........................   16,200        287,180
DnB Holding ASA (Banks (Major Regional)) ............  149,300        672,487
Elkem ASA (Metal Fabricators) .......................    9,200        153,858
Frontline Ltd. (Shipping) ...........................   14,700        152,420

Merkantildata ASA (Computers (Software &
Services))(b) .......................................   25,600         30,254

Norsk Hydro ASA (Manufacturing (Diversified)) .......   46,000      1,928,360
Norske Skogindustrier ASA (Paper & Forest Products) .   12,800        240,465
Opticom ASA (Computers (Peripherals))(b) ............    2,200         90,264
Orkla ASA (Foods) ...................................   39,700        672,785

Petroleum Geo-Services ASA (Oil & Gas (Drilling &
Equipment))(b) ......................................   16,800        130,178

Schibsted ASA (Publishing (Newspapers)) .............   13,800        133,088
Smedvig ASA (Oil & Gas (Drilling & Equipment)) ......    4,500         30,855
Storebrand ASA (Insurance (Life/Health)) ............   49,100        284,661
Telenor ASA (Telecommunications (Long Distance)) ....   89,300        384,310
Tomra Systems ASA (Manufacturing (Diversified)) .....   29,100        279,019
                                                                 ------------
                                                                    5,470,184
                                                                 ------------


                                                        SHARES       VALUE
                                                        ------   ------------
SPAIN--2.3%
Acerinox SA (Iron & Steel) ..........................    2,214   $     74,022
Altadis SA (Tobacco) ................................   11,003        187,119

Autopistas, Concesionaria Espanola SA (Services
(Commercial & Consumer)) ............................    8,684         86,521

Banco Bilbao Vizcaya Argentaria SA (Banks
(Money Center)) .....................................   85,696      1,060,594

Banco Santander Central Hispano SA (Banks
(Money Center)) .....................................   121,166     1,015,183

Corporacion Financiera Alba SA (Financial
(Diversified)) ......................................    2,443         51,791

Corporacion Mapfre SA (Insurance (Property-
Casualty)) ..........................................    9,900         57,384

Endesa SA (Electric Companies) ......................   31,241        488,732

Fomento de Construcciones y Contratas SA
(Engineering & Construction) ........................    5,393        111,642

Gas Natural SDG SA (Natural Gas) ....................   12,346        205,562
Grupo Dragados SA (Engineering & Construction) ......    8,703        116,467
Iberdrola SA (Electric Companies) ...................   30,043        391,079
Repsol YPF SA (Oil & Gas (Refining & Marketing)) ....   34,697        506,034

Sociedad General de Aguas de Barcelona SA (Water
Utilities) ..........................................    7,372         91,894

Telefonica SA (Telecommunications (Long Distance))(b)   88,396      1,182,947
Union Fenosa SA (Electric Companies) ................    7,464        120,820
                                                                 ------------
                                                                    5,747,791
                                                                 ------------
SWEDEN--1.0%
ForeningsSparbanken AB (Banks (Money Center)) .......   16,100        199,529

Hennes & Mauritz AB Class B (Retail (Specialty-
Apparel)) ...........................................   25,600        529,587

Skandia Forsakrings AB (Insurance (Life/Health)) ....   30,800        223,152

Svenska Handelsbanken AB  Class A (Banks
(Money Center)) .....................................   21,500        315,643

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment) ..........................   246,900     1,341,632
                                                                 ------------
                                                                    2,609,543
                                                                 ------------
SWITZERLAND--0.1%
Zurich Financial Services AG (Insurance (Multi-Line))      604        141,697


                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                        SHARES       VALUE
                                                        ------   ------------
UNITED KINGDOM--3.0%
Abbey National plc (Financial (Diversified)) ........   22,572   $    321,946
BAA plc (Services (Commercial & Consumer)) ..........    4,734         37,929
BOC Group plc (Chemicals (Specialty)) ...............   16,077        248,026
Boots Co. plc (Retail (Drug Stores)) ................   16,015        136,238
BP plc (Oil (Domestic Integrated)) ..................   123,200       957,499
BT Group plc (Telecommunications (Long Distance))(b)    85,577        315,111
Cadbury Schweppes plc (Foods) .......................   29,336        187,008
De La Rue plc (Specialty Printing) ..................      250          1,641

GlaxoSmithKline plc (Health Care (Drugs-Major
Pharmaceuticals)) ...................................   45,244      1,134,573

Hilton Group plc (Gaming, Lottery & Pari-mutuel
Companies) ..........................................   18,800         57,733

HSBC Holdings plc (Financial (Diversified)) .........   66,485        779,911
Innogy Holdings plc (Electric Companies) ............   13,500         37,724
International Power plc (Electric Companies)(b) .....   13,500         39,787
Invensys plc (Electronics (Component Distributors)) .   45,200         78,448
Kingfisher plc (Retail (Building Supplies)) .........    6,723         39,237
mm02 plc (Telecommunications (Cellular/Wireless))(b)    85,577        107,736
Novar plc (Building Materials) ......................   11,340         20,878
Prudential plc (Insurance (Life/Health)) ............   28,048        324,939
Railtrack Group plc (Railroads)(h)(i) ...............    8,800              0

Royal Bank of Scotland Group plc (Banks (Money
Center)) ............................................   11,488        279,555

Scottish Power plc (Electric Companies) .............   19,200        106,187
Six Continents plc (Lodging - Hotels) ...............   20,927        207,111
Smiths Group plc (Manufacturing (Diversified)) ......    3,443         33,924
South African Breweries plc (Beverages (Alcoholic)) .   20,000        131,722
Tesco plc (Retail (Food Chains)) ....................   49,884        180,779
Unilever plc (Foods) ................................   38,075        312,540

Vodafone Group plc (Telecommunications
(Cellular/Wireless)) ................................   474,665     1,241,774

Wolseley plc (Distributors (Food & Health)) .........    9,436         78,966
Woolworths Group plc (Retail (Department Stores)) ...    7,396          5,100
                                                                 ------------
                                                                    7,404,022
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $84,206,671)                                      82,874,994
-----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.0%

ITALY--0.0%
Fiat SpA (Automobiles) ..............................    7,403         81,734
-----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $119,170)                                             81,734
-----------------------------------------------------------------------------


                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   ------   ------------
U.S. GOVERNMENT SECURITIES--2.2%

U.S. TREASURY BONDS--2.2%
U.S. Treasury Bonds 8.125%, 8/15/19 ......    AAA      $ 2,900   $  3,661,476
U.S. Treasury Bonds 8.125%, 5/15/21 ......    AAA        1,500      1,912,559
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $5,644,478)                                        5,574,035
-----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--11.9%
Freddie Mac 6.875%, 1/15/05 ..............    Aaa(c)    16,000     17,304,656
Freddie Mac 5.125%, 10/15/08 .............    Aaa(c)     5,100      5,030,599
Freddie Mac 7%, 3/15/10 ..................    Aaa(c)     6,700      7,287,114
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,687,560)                                      29,622,369
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--14.4%

FRANCE--3.2%
Government of France 5.50%, 10/25/10 .....    Aaa(c)     9,000(f)   8,277,833

GERMANY--2.9%
Deutschland Republic 5.25%, 1/4/11 .......    Aaa(c)     8,000(f)   7,287,556

NEW ZEALAND--1.6%
Government of New Zealand 6%, 11/15/11 ...    AAA       10,000(g)   3,922,612

SPAIN--2.7%
Government of Spain 4%, 1/31/10 ..........    Aaa(c)     8,000(f)   6,627,288

SWEDEN--2.1%
Government of Sweden 9%, 4/20/09 .........    AAA       44,000(d)   5,147,389

UNITED KINGDOM--1.9%
UK Treasury 8.50%, 7/16/07 ...............    AAA        1,600(e)   2,705,362
UK Treasury 7.25%, 12/7/07 ...............    AAA        1,200(e)   1,935,713
                                                                 ------------
                                                                    4,641,075
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $35,247,055)                                      35,903,753
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.6%
(IDENTIFIED COST $237,463,559)                                    235,704,699
-----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                       -------   ------------
SHORT-TERM OBLIGATIONS--4.3%

REPURCHASE AGREEMENTS--4.3%
Morgan Stanley & Co., Inc. repurchase
agreement, 1.70%, dated 12/31/01, due 1/2/02,
repurchase price $10,807,021, collateralized
by a Freddie Mac Bond 7.61%, 3/1/31,
market value $11,130,887 ............................   $10,806  $ 10,806,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $10,806,000)                                      10,806,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $248,269,559)                                    246,510,699(a)

Other assets and liabilities, net--1.1%                             2,825,251
                                                                 ------------
NET ASSETS--100.0%                                               $249,335,950
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $25,955,346 and gross depreciation of $29,979,381 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $250,534,734.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Par value represents Swedish Krona.
(e) Par value represents British Pound.
(f) Par value represents Euro.
(g) Par value represents New Zealand Dollar.
(h) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, these securities, which are included in illiquid securities below, amounted to $0.
(i) Illiquid. At December 31, 2001, these securities amounted to $0.

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS

Aerospace/Defense .............................................             0.1%
Agency Non-Mortgage Backed Securities .........................            12.6
Agricultural Products .........................................             0.0
Airlines ......................................................             0.1
Aluminum ......................................................             0.4
Auto Parts & Equipment ........................................             0.1
Automobiles ...................................................             1.1
Banks (Major Regional) ........................................             1.7
Banks (Money Center) ..........................................             4.9
Banks (Regional) ..............................................             0.7
Beverages (Alcoholic) .........................................             0.4
Beverages (Non-Alcoholic) .....................................             0.6
Biotechnology .................................................             0.0
Broadcasting (Television, Radio & Cable) ......................             0.6
Building Materials ............................................             0.2
Chemicals (Diversified) .......................................             1.4
Chemicals (Specialty) .........................................             0.6
Communications Equipment ......................................             3.1
Computers (Hardware) ..........................................             0.9
Computers (Networking) ........................................             0.4
Computers (Peripherals) .......................................             0.0
Computers (Software & Services) ...............................             3.1
Construction (Cement & Aggregates) ............................             0.0
Consumer Finance ..............................................             0.6
Containers & Packaging (Paper) ................................             0.9
Distributors (Food & Health) ..................................             0.9
Electric Companies ............................................             1.9
Electrical Equipment ..........................................             2.1
Electronics (Component Distributors) ..........................             0.7
Electronics (Semiconductors) ..................................             1.0
Engineering & Construction ....................................             0.1
Entertainment .................................................             0.8
Equipment (Semiconductors) ....................................             0.7
Financial (Diversified) .......................................             2.5
Foods .........................................................             1.1
Foreign Government Securities .................................            15.2
Gaming, Lottery & Pari-mutuel Companies .......................             0.5
Health Care (Diversified) .....................................             1.1
Health Care (Drugs-Major Pharmaceuticals) .....................             2.8
Health Care (Managed Care) ....................................             1.2
Health Care (Medical Products & Supplies) .....................             0.4
Health Care (Specialized Services) ............................             0.1
Homebuilding ..................................................             0.7
Household Furnishings & Appliances ............................             1.0
Household Products (Non-Durable) ..............................             1.0
Insurance (Life/Health) .......................................             2.1


Insurance (Multi-Line) ........................................             1.1%
Insurance (Property-Casualty) .................................             0.4
Investment Banking/Brokerage ..................................             0.7
Investment Management .........................................             0.1
Iron & Steel ..................................................             0.1
Leisure Time (Products) .......................................             0.2
Lodging - Hotels ..............................................             0.1
Machinery (Diversified) .......................................             0.3
Manufacturing (Diversified) ...................................             3.0
Manufacturing (Specialized) ...................................             0.1
Metal Fabricators .............................................             0.1
Metals Mining .................................................             0.8
Natural Gas ...................................................             0.8
Oil (Domestic Integrated) .....................................             1.7
Oil & Gas (Drilling & Equipment) ..............................             0.2
Oil & Gas (Refining & Marketing) ..............................             1.7
Paper & Forest Products .......................................             0.5
Publishing ....................................................             0.1
Publishing (Newspapers) .......................................             0.1
Railroads .....................................................             0.2
Restaurants ...................................................             0.6
Retail (Building Supplies) ....................................             0.5
Retail (Department Stores) ....................................             0.4
Retail (Drug Stores) ..........................................             0.1
Retail (Food Chains) ..........................................             1.2
Retail (General Merchandise) ..................................             1.1
Retail (Specialty) ............................................             0.7
Retail (Specialty-Apparel) ....................................             0.7
Savings & Loan Companies ......................................             0.2
Services (Commercial & Consumer) ..............................             0.8
Services (Computer Systems) ...................................             0.2
Shipping ......................................................             0.2
Specialty Printing ............................................             0.0
Telecommunications (Cellular/Wireless) ........................             1.3
Telecommunications (Long Distance) ............................             3.1
Telephone .....................................................             0.4
Textiles (Apparel) ............................................             0.5
Textiles (Home Furnishings) ...................................             0.0
Tobacco .......................................................             0.6
Truckers ......................................................             0.2
U.S. Government Securities ....................................             2.4
Waste Management ..............................................             0.1
Water Utilities ...............................................             0.0
                                                                          -----
                                                                          100.0%
                                                                          =====

Phoenix-Zweig Managed Assets

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $248,269,559)                                  $246,510,699
Foreign currency at value
   (Identified cost $943,464)                                           939,812
Cash                                                                     16,669
Net unrealized appreciation on forward foreign currency
   contracts                                                          1,320,937
Receivables
   Interest and dividends                                             2,127,742
   Tax reclaims                                                         130,644
   Fund shares sold                                                      37,752
   Receivable from adviser                                                   52
Prepaid expenses                                                          5,921
                                                                   ------------
     Total assets                                                   251,090,228
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            1,166,689
   Investment advisory fee                                              213,591
   Distribution fee                                                     183,794
   Transfer agent fee                                                    63,381
   Financial agent fee                                                   11,053
Accrued expenses                                                        115,770
                                                                   ------------
     Total liabilities                                                1,754,278
                                                                   ------------
NET ASSETS                                                         $249,335,950
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $251,020,887
Distribution in excess of net investment income                        (428,813)
Accumulated net realized loss                                          (806,096)
Net unrealized depreciation                                            (450,028)
                                                                   ------------
NET ASSETS                                                         $249,335,950
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $48,136,490)                   4,601,855
Net asset value per share                                                $10.46
Offering price per share $10.46/(1-5.75%)                                $11.10

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $20,098,016)                   1,912,777
Net asset value and offering price per share                             $10.51

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $179,977,219)                 17,463,353
Net asset value and offering price per share                             $10.31

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $1,124,225)                      106,002
Net asset value and offering price per share                             $10.61


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                           $  6,624,963
Dividends                                                             2,947,451
Foreign taxes withheld                                                 (206,876)
                                                                   ------------
     Total investment income                                          9,365,538
                                                                   ------------
EXPENSES
Investment advisory fee                                               2,952,430
Distribution fee, Class A                                               166,655
Distribution fee, Class B                                               233,402
Distribution fee, Class C                                             2,152,203
Financial agent fee                                                     134,524
Transfer agent                                                          369,030
Custodian                                                               113,012
Printing                                                                 64,141
Professional                                                             61,957
Registration                                                             37,052
Trustees                                                                 13,007
Miscellaneous                                                            79,696
                                                                   ------------
     Total expenses                                                   6,377,109
                                                                   ------------
NET INVESTMENT INCOME                                                 2,988,429
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       3,070,527
Net realized loss on futures contracts                                  (67,727)
Net realized gain on foreign currency transactions                      182,915
Net change in unrealized appreciation (depreciation) on
   investments                                                      (34,633,936)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (42,727)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (31,490,948)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(28,502,519)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $   2,988,429       $  8,297,193
   Net realized gain (loss)                                                                           3,185,715         27,592,804
   Net change in unrealized appreciation (depreciation)                                             (34,676,663)       (48,056,895)
                                                                                                  -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (28,502,519)       (12,166,898)
                                                                                                  -------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      (835,252)          (773,674)
   Net investment income, Class B                                                                      (185,975)          (205,770)
   Net investment income, Class C                                                                    (1,757,722)        (1,877,601)
   Net investment income, Class I                                                                       (21,559)           (29,619)
   Net realized long-term gains, Class A                                                                     --        (10,523,198)
   Net realized long-term gains, Class B                                                                     --         (4,553,962)
   Net realized long-term gains, Class C                                                                     --        (42,770,909)
   Net realized long-term gains, Class I                                                                     --           (182,172)
                                                                                                  -------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (2,800,508)       (60,916,905)
                                                                                                  -------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,371,884 and 5,670,836 shares, respectively)                      15,589,305         78,327,215
   Net asset value of shares issued from reinvestment of distributions
     (67,834 and 891,842 shares, respectively)                                                          713,476         10,443,317
   Cost of shares repurchased (2,602,921 and 8,153,033 shares, respectively)                        (28,812,326)      (112,544,372)
                                                                                                  -------------       ------------
Total                                                                                               (12,509,545)       (23,773,840)
                                                                                                  -------------       ------------
CLASS B
   Proceeds from sales of shares (65,455 and 378,226 shares, respectively)                              706,985          5,225,369
   Net asset value of shares issued from reinvestment of distributions
     (13,257 and 368,773 shares, respectively)                                                          139,426          4,313,650
   Cost of shares repurchased (623,356 and 1,110,770 shares, respectively)                           (6,716,771)       (15,241,363)
                                                                                                  -------------       ------------
Total                                                                                                (5,870,360)        (5,702,344)
                                                                                                  -------------       ------------
CLASS C
   Proceeds from sales of shares (235,943 and 498,378 shares, respectively)                           2,518,221          6,824,995
   Net asset value of shares issued from reinvestment of distributions
     (131,321 and 3,540,059 shares, respectively)                                                     1,356,739         40,648,188
   Cost of shares repurchased (6,196,657 and 8,001,111 shares, respectively)                        (65,501,715)      (108,343,581)
                                                                                                  -------------       ------------
Total                                                                                               (61,626,755)       (60,870,398)
                                                                                                  -------------       ------------
CLASS I
   Proceeds from sales of shares (1,528 and 47,637 shares, respectively)                                 16,675            664,006
   Net asset value of shares issued from reinvestment of distributions
     (2,024 and 17,608 shares, respectively)                                                             21,559            211,767
   Cost of shares repurchased (290 and 118,652 shares, respectively)                                     (3,337)        (1,671,488)
                                                                                                  -------------       ------------
Total                                                                                                    34,897           (795,715)
                                                                                                  -------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (79,971,763)       (91,142,297)
                                                                                                  -------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                           (111,274,790)      (164,226,100)

NET ASSETS
   Beginning of period                                                                              360,610,740        524,836,840
                                                                                                  -------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($428,813) AND $387,060, RESPECTIVELY]         $ 249,335,950       $360,610,740
                                                                                                  =============       ============

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.53       $14.04      $14.18       $12.72      $12.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.17(2)      0.34(2)     0.31(2)      0.38(3)     0.13(3)
   Net realized and unrealized gain (loss)                         (1.07)       (0.65)       0.91         1.50        1.83
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.90)       (0.31)       1.22         1.88        1.96
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.17)       (0.11)      (0.25)       (0.38)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.17)       (2.20)      (1.36)       (0.42)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.07)       (2.51)      (0.14)        1.46       (0.03)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.46       $11.53      $14.04       $14.18      $12.72
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (7.78)%      (2.22)%      8.81%       14.87%      15.47%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $48,136      $66,460    $103,267     $122,085    $110,908
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.60 %       1.51 %      1.51%        1.51%       1.59%
   Net investment income                                            1.56 %       2.46 %      2.13%        2.77%(3)    2.40%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.57       $14.15      $14.28       $12.79      $12.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.09(2)      0.24(2)     0.21(2)      0.26(3)     0.04(3)
   Net realized and unrealized gain (loss)                         (1.06)       (0.65)       0.91         1.53        1.84
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.97)       (0.41)       1.12         1.79        1.88
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.09)       (0.08)      (0.14)       (0.26)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.09)       (2.17)      (1.25)       (0.30)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.06)       (2.58)      (0.13)        1.49       (0.11)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.51       $11.57      $14.15       $14.28      $12.79
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (8.36)%      (2.97)%      8.03%       14.06%      14.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $20,098      $28,441     $39,910      $33,172     $18,117
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.30 %       2.21 %      2.21%        2.21%       2.29%
   Net investment income                                            0.86 %       1.75 %      1.44%        2.07%(3)    1.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.56%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.86%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(4)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.36       $13.92      $14.07       $12.63      $12.76
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.09(2)      0.24(2)     0.21(2)      0.29(3)     0.04(3)
   Net realized and unrealized gain (loss)                         (1.04)       (0.63)       0.89         1.48        1.82
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.95)       (0.39)       1.10         1.77        1.86
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.10)       (0.08)      (0.14)       (0.29)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.10)       (2.17)      (1.25)       (0.33)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.05)       (2.56)      (0.15)        1.44       (0.13)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.31       $11.36      $13.92       $14.07      $12.63
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    (8.41)%      (2.86)%      8.01%       14.03%      14.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $179,977     $264,509    $379,445     $429,655    $407,625
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.30 %       2.21 %      2.21%        2.21%       2.29%
   Net investment income                                            0.88 %       1.74 %      1.43%        2.07%(3)    1.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                  2001(5)       2000        1999         1998        1997
Net asset value, beginning of period                              $11.69       $14.18      $14.31       $13.05      $12.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.19(2)      0.41(2)     0.36(2)      0.56(3)     0.09(3)
   Net realized and unrealized gain (loss)                         (1.06)       (0.68)       0.91         1.41        1.96
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.87)       (0.27)       1.27         1.97        2.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.21)       (0.13)      (0.29)       (0.67)         --
   Dividends from net realized gains                                  --        (2.09)      (1.11)       (0.04)      (1.99)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.21)       (2.22)      (1.40)       (0.71)      (1.99)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.08)       (2.49)      (0.13)        1.26        0.06
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.61       $11.69      $14.18       $14.31      $13.05
                                                                  ======       ======      ======       ======      ======
Total return                                                       (7.47)%      (1.95)%      9.08%       15.16%      15.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,124       $1,201      $2,214       $1,848      $2,645
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.30 %       1.21 %      1.21%        1.21%       1.29%
   Net investment income                                            1.79 %       2.88 %      2.43%        3.07%(3)    2.70%(3)
Portfolio turnover                                                    50 %        100 %        50%          62%        168%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Includes realized gains and losses on foreign currency transactions.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 1.02% to 0.88%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 1.99% to 1.79%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ZWEIG STRATEGY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: We seek to give our clients exposure to the long-term growth potential of U.S. stocks without forcing them to endure the full extent of the declines associated with stock market investing. We aim to solidly participate in market advances by being mostly invested during rising markets and to limit losses in down markets by gradually moving out of stocks.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2001?

A: This past year proved to be a difficult one for stock investors. Virtually all major stock indices ended down, for the second consecutive year. Our Fund did not escape. Class A shares fell 14.72%, Class B shares dropped 15.29%, Class C shares decreased 15.32% and Class I shares declined 14.40%, slightly underperforming the S&P 500 Index(1), which lost 11.87%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW DID THE FUND'S EQUITY EXPOSURE CHANGE DURING THE YEAR?

A: We began the year 90% invested in stocks, as monetary conditions seemed favorable and much of the enthusiasm for stocks had dissipated following poor returns for the market in 2000. These two conditions are usually quite bullish, and when the Federal Reserve lowered short-term interest rates on January 3, 2001, the market seemed poised for recovery. We gradually increased our equity exposure to 97% after the Fed eased again at the end of January. We remained virtually fully invested for the rest of the year, cutting back slightly in the aftermath of September 11, but gradually rebuilding that exposure in December.

      During the first eight months of 2001, the Fed lowered interest rates six times, taking the Fed Funds rate from 6.50% at the beginning of the year to 3.50% at the end of August. A decline of this magnitude in short rates is usually quite bullish. However, 2001 was unusual in that it was the continuation of the bursting of the bubble in technology stocks. Just as the rise in tech stocks went on longer than economic conditions would normally dictate, the decline endured through almost unprecedented loosening by the Fed.

      The terrorist attack on the World Trade Center and the Pentagon exacerbated the decline in an already fragile market. The wave of selling that occurred when the stock market reopened climaxed on September 21 and had an almost cleansing effect on the market. Pessimism abounded, and any investors who entertained notions of selling before September 11 sold. The subsequent absence of selling pressure, coupled with further aggressive easing by the Fed, set the table for a strong rebound in market.

Q: HOW DID THE FUND'S STOCKS FARE THIS YEAR?

A: On the whole, stock selection was below average as compared to the S&P 500 Index. For the year, the index lost 11.87%, while stocks in the Phoenix-Zweig Strategy Fund declined 13.26%. All of this



(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

underperformance came in the month of September. We had increased our holdings in economically sensitive areas, believing that a recovery would come relatively quickly. When the September 11 attack quashed any hope for an economic turn in the near future, these stocks suffered the most. Despite outperforming the index for the rest of the year, we were unable to make up this lost ground. In addition, our holdings in pharmaceutical companies, which we felt would provide a safe haven throughout the year, declined substantially.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We remain bullish and are 98% invested. Even though the Fed rate cuts didn't affect the stock market for the first eight months of the year, the market has responded well since the selling climax in late September. From that time through the end of the year, the S&P 500 Index was up 19.34%, while the Nasdaq Index(2) increased 37.17%. In addition, companies have decreased their expectations for future earnings to the point that it won't be difficult to match them. Finally, inflation remains in check, while we're beginning to see signs of improved economic activity. All of this bodes well for stocks in the coming year, and we have positioned the portfolio accordingly. As always, we will continue to monitor the recovery of earnings and the economy, and we are prepared to reduce risk if necessary.

                                                                JANUARY 18, 2002


(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE AND IS PROVIDED FOR GENERAL COMPARATIVE PURPOSES. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Zweig Strategy Fund

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                                       PERIOD ENDING 12/31/01
------------------------------------------------------------------------------------------------------------

                                                                                     INCEPTION     INCEPTION
                                                 1 YEAR      5 YEARS     10 YEARS   TO 12/31/01      DATE
                                                 ------      -------     --------   -----------    ---------
        Class A Shares at NAV(2)                 (14.72)%     (0.52)%      5.60%            --            --
        Class A Shares at POP(3)                 (19.63)      (1.69)       4.97             --            --

        Class B Shares at NAV(2)                 (15.29)      (1.22)         --           0.26%       4/8/96
        Class B Shares with CDSC(4)              (18.68)      (1.34)         --           0.16        4/8/96

        Class C Shares at NAV(2)                 (15.32)      (1.21)         --           4.57        2/3/92
        Class C Shares with CDSC(4)              (15.32)      (1.21)         --           4.57        2/3/92

        Class I Shares at NAV(2)                 (14.40)      (0.22)         --           0.86       11/1/96

        S&P 500 Index(7)                         (11.87)      10.73       12.97         Note 6        Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since 12/31/91. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6) Index performance is 12.33% for Class B (since 4/8/96), 13.28% for Class C (since 2/3/92) and 11.55% for Class I (since 11/4/96), respectively.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Zweig Strategy Fund Class A (5)          S&P 500 Index (7)
12/31/91              $ 9,425.00                               $10,000.00
12/31/92              $10,142.30                               $10,769.10
12/31/93              $11,661.00                               $11,846.00
12/31/94              $11,793.80                               $12,002.70
12/31/95              $14,755.90                               $16,504.60
12/31/96              $16,674.20                               $20,341.50
12/31/97              $19,686.80                               $27,130.70
12/31/98              $19,317.20                               $34,932.50
12/31/99              $19,825.00                               $42,315.50
12/31/00              $19,051.50                               $38,427.90
12/31/01              $16,246.50                               $33,864.70

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 20%
Financials                 18
Consumer Cyclicals         13
Consumer Staples           11
Health-Care                11
Capital Goods               9
Communication Services      5
Other                      13

Phoenix-Zweig Strategy Fund

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. General Electric Co.                                                    3.3%
    CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
 2. Microsoft Corp.                                                         3.2%
    LEADING SOFTWARE PRODUCER FOR MICROCOMPUTERS
 3. Citigroup, Inc.                                                         2.7%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 4. Cardinal Health, Inc.                                                   2.4%
    WHOLESALE DISTRIBUTOR OF DRUG AND HEALTH-CARE PRODUCTS
 5. Pfizer, Inc.                                                            2.4%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 6. Sears, Roebuck and Co.                                                  2.4%
    GENERAL MERCHANDISE RETAILER
 7. Bank of America Corp.                                                   2.3%
    COMMERCIAL BANK BASED IN SOUTH CAROLINA
 8. Conoco, Inc.                                                            2.2%
    OIL AND GAS EXPLORATION AND DEVELOPMENT COMPANY
 9. Dell Computer Corp.                                                     2.1%
    DEVELOPER AND MANUFACTURER OF IBM COMPATIBLE PCS
10. U.S. Bancorp                                                            2.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY


                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--99.5%

AEROSPACE/DEFENSE--1.1%
Boeing Co. (The) ....................................   22,000   $    853,160
Lockheed Martin Corp. ...............................   20,000        933,400
                                                                 ------------
                                                                    1,786,560
                                                                 ------------
AIR FREIGHT--0.6%
FedEx Corp.(b) ......................................   20,000      1,037,600

AIRLINES--0.2%
Southwest Airlines Co. ..............................   14,000        258,720

ALUMINUM--1.5%
Alcoa, Inc. .........................................   66,000      2,346,300

AUTOMOBILES--0.4%
Ford Motor Co. ......................................   10,000        157,200
General Motors Corp. ................................   10,000        486,000
                                                                 ------------
                                                                      643,200
                                                                 ------------
BANKS (MAJOR REGIONAL)--4.3%
FleetBoston Financial Corp. .........................   15,000        547,500
National City Corp. .................................   37,000      1,081,880
SouthTrust Corp. ....................................   85,000      2,096,950
U.S. Bancorp ........................................  153,480      3,212,336
                                                                 ------------
                                                                    6,938,666
                                                                 ------------
BANKS (MONEY CENTER)--2.3%
Bank of America Corp. ...............................   58,000      3,651,100


                                                        SHARES       VALUE
                                                       -------   ------------
BEVERAGES (ALCOHOLIC)--0.6%
Anheuser-Busch Cos., Inc. ...........................   11,000   $    497,310
Coors (Adolph) Co. Class B ..........................   10,000        534,000
                                                                 ------------
                                                                    1,031,310
                                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--2.7%
Pepsi Bottling Group, Inc. (The) ....................   76,000      1,786,000
PepsiCo, Inc. .......................................   54,000      2,629,260
                                                                 ------------
                                                                    4,415,260
                                                                 ------------
BIOTECHNOLOGY--0.3%
Biogen, Inc.(b) .....................................    9,000        516,150

CHEMICALS (DIVERSIFIED)--1.2%
Engelhard Corp. .....................................   67,000      1,854,560

COMMUNICATIONS EQUIPMENT--1.5%
Comverse Technology, Inc.(b) ........................    8,000        178,960
QUALCOMM, Inc.(b) ...................................   30,000      1,515,000
Scientific-Atlanta, Inc. ............................   33,000        790,020
                                                                 ------------
                                                                    2,483,980
                                                                 ------------
COMPUTERS (HARDWARE)--3.1%
Dell Computer Corp.(b) ..............................  126,000      3,424,680
Hewlett-Packard Co. .................................   17,000        349,180
Sun Microsystems, Inc.(b) ...........................  104,000      1,279,200
                                                                 ------------
                                                                    5,053,060
                                                                 ------------
COMPUTERS (NETWORKING)--1.4%
Cisco Systems, Inc.(b) ..............................  127,000      2,299,970


                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
COMPUTERS (PERIPHERALS)--0.5%
EMC Corp.(b) ........................................   56,000   $    752,640

COMPUTERS (SOFTWARE & SERVICES)--6.8%
Adobe Systems, Inc. .................................   11,000        341,550
Citrix Systems, Inc.(b) .............................   20,000        453,200
Computer Associates International, Inc. .............   37,000      1,276,130
eBay, Inc.(b) .......................................   10,000        669,000
Mercury Interactive Corp.(b) ........................   31,000      1,053,380
Microsoft Corp.(b) ..................................   79,000      5,233,750
Oracle Corp.(b) .....................................   54,000        745,740
Siebel Systems, Inc.(b) .............................   40,000      1,119,200
                                                                 ------------
                                                                   10,891,950
                                                                 ------------
CONSUMER FINANCE--1.5%
MBNA Corp. ..........................................   68,000      2,393,600

CONTAINERS & PACKAGING (PAPER)--1.1%
Bemis Co., Inc. .....................................   20,000        983,600
Pactiv Corp.(b) .....................................   47,000        834,250
                                                                 ------------
                                                                    1,817,850
                                                                 ------------
DISTRIBUTORS (FOOD & HEALTH)--3.0%
Cardinal Health, Inc. ...............................   61,000      3,944,260
SUPERVALU, Inc. .....................................   14,000        309,680
SYSCO Corp. .........................................   22,000        576,840
                                                                 ------------
                                                                    4,830,780
                                                                 ------------
ELECTRIC COMPANIES--1.3%
Entergy Corp. .......................................    4,000        156,440
FirstEnergy Corp. ...................................   55,000      1,923,900
                                                                 ------------
                                                                    2,080,340
                                                                 ------------
ELECTRICAL EQUIPMENT--4.8%
American Power Conversion Corp.(b) ..................   47,000        679,620
Cooper Industries, Inc. .............................   39,000      1,361,880
General Electric Co. ................................  132,000      5,290,560
Solectron Corp.(b) ..................................   39,000        439,920
                                                                 ------------
                                                                    7,771,980
                                                                 ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.6%
Grainger (W.W.), Inc. ...............................   19,000        912,000

ELECTRONICS (SEMICONDUCTORS)--3.1%
Analog Devices, Inc.(b) .............................   18,000        799,020
Intel Corp. .........................................  100,000      3,145,000
Linear Technology Corp. .............................    7,000        273,280
NVIDIA Corp.(b) .....................................   11,000        735,900
                                                                 ------------
                                                                    4,953,200
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------
ENTERTAINMENT--1.7%
AOL Time Warner, Inc.(b) ............................   84,000   $  2,696,400

EQUIPMENT (SEMICONDUCTORS)--2.4%
Applied Materials, Inc.(b) ..........................   28,000      1,122,800
KLA-Tencor Corp.(b) .................................   57,000      2,824,920
                                                                 ------------
                                                                    3,947,720
                                                                 ------------
FINANCIAL (DIVERSIFIED)--3.8%
Citigroup, Inc. .....................................   87,000      4,391,760
Fannie Mae ..........................................    5,000        397,500
Freddie Mac .........................................   20,000      1,308,000
                                                                 ------------
                                                                    6,097,260
                                                                 ------------
FOODS--0.2%
Kellogg Co. .........................................    9,000        270,900

FOOTWEAR--0.6%
Reebok International Ltd.(b) ........................   36,000        954,000

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.6%
Harrah's Entertainment, Inc.(b) .....................   28,000      1,036,280

GOLD & PRECIOUS METALS MINING--0.3%
Newmont Mining Corp. ................................   25,000        477,750

HEALTH CARE (DIVERSIFIED)--2.1%
Bristol-Myers Squibb Co. ............................   52,000      2,652,000
Johnson & Johnson ...................................   13,000        768,300
                                                                 ------------
                                                                    3,420,300
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc. ...................................   48,000      2,822,400
Pfizer, Inc. ........................................   97,000      3,865,450
Schering-Plough Corp. ...............................   69,000      2,470,890
                                                                 ------------
                                                                    9,158,740
                                                                 ------------
HEALTH CARE (MANAGED CARE)--1.1%
CIGNA Corp. .........................................    9,000        833,850
UnitedHealth Group, Inc. ............................   13,000        920,010
                                                                 ------------
                                                                    1,753,860
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Boston Scientific Corp.(b) ..........................   25,000        603,000
Guidant Corp.(b) ....................................   36,000      1,792,800
                                                                 ------------
                                                                    2,395,800
                                                                 ------------
HOMEBUILDING--0.4%
KB Home .............................................   16,000        641,600


                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.8%
Leggett & Platt, Inc. ...............................   22,000   $    506,000
Whirlpool Corp. .....................................   11,000        806,630
                                                                 ------------
                                                                    1,312,630
                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.3%
Clorox Co. (The) ....................................   54,000      2,135,700

INSURANCE (LIFE/HEALTH)--1.4%
MetLife, Inc. .......................................   59,000      1,869,120
UnumProvident Corp. .................................   16,000        424,160
                                                                 ------------
                                                                    2,293,280
                                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--0.8%
Allstate Corp. (The) ................................   11,000        370,700
Progressive Corp. (The) .............................    6,000        895,800
                                                                 ------------
                                                                    1,266,500
                                                                 ------------
INVESTMENT BANKING/BROKERAGE--2.5%
Lehman Brothers Holdings, Inc. ......................   17,000      1,135,600
Merrill Lynch & Co., Inc. ...........................   43,000      2,241,160
Schwab (Charles) Corp. (The) ........................   45,000        696,150
                                                                 ------------
                                                                    4,072,910
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.9%
Brunswick Corp. .....................................   10,000        217,600
Harley-Davidson, Inc. ...............................   23,000      1,249,130
                                                                 ------------
                                                                    1,466,730
                                                                 ------------
LODGING - HOTELS--0.1%
Carnival Corp. ......................................    8,000        224,640

MACHINERY (DIVERSIFIED)--0.3%
Caterpillar, Inc. ...................................   10,000        522,500

MANUFACTURING (DIVERSIFIED)--2.2%
ITT Industries, Inc. ................................   15,000        757,500
Parker-Hannifin Corp. ...............................    9,000        413,190
Tyco International Ltd. .............................   39,000      2,297,100
                                                                 ------------
                                                                    3,467,790
                                                                 ------------
MANUFACTURING (SPECIALIZED)--0.5%
Jabil Circuit, Inc.(b) ..............................   36,000        817,920

NATURAL GAS--1.8%
Dynegy, Inc. Class A ................................    6,000        153,000
Sempra Energy .......................................   88,000      2,160,400
Williams Cos., Inc. (The) ...........................   22,000        561,440
                                                                 ------------
                                                                    2,874,840
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
Pitney Bowes, Inc. ..................................    7,000   $    263,270

OIL (DOMESTIC INTEGRATED)--2.4%
Conoco, Inc. ........................................  123,000      3,480,900
USX-Marathon Group ..................................   14,000        420,000
                                                                 ------------
                                                                    3,900,900
                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
Nabors Industries, Inc.(b) ..........................   11,000        377,630

OIL & GAS (REFINING & MARKETING)--1.5%
Sunoco, Inc. ........................................   65,000      2,427,100

OIL (INTERNATIONAL INTEGRATED)--0.4%
ChevronTexaco Corp. .................................    8,000        716,880

PAPER & FOREST PRODUCTS--0.3%
Georgia-Pacific Corp. ...............................   19,000        524,590

RAILROADS--0.4%
Burlington Northern Santa Fe Corp. ..................   13,000        370,890
Norfolk Southern Corp. ..............................   14,000        256,620
                                                                 ------------
                                                                      627,510
                                                                 ------------
RESTAURANTS--1.2%
Darden Restaurants, Inc. ............................   27,000        955,800
Wendy's International, Inc. .........................   32,000        933,440
                                                                 ------------
                                                                    1,889,240
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.7%
Home Depot, Inc. (The) ..............................   55,000      2,805,550

RETAIL (DEPARTMENT STORES)--0.3%
May Department Stores Co. (The) .....................   15,000        554,700

RETAIL (GENERAL MERCHANDISE)--3.3%
Sears, Roebuck and Co. ..............................   80,000      3,811,200
Wal-Mart Stores, Inc. ...............................   26,000      1,496,300
                                                                 ------------
                                                                    5,307,500
                                                                 ------------
RETAIL (SPECIALTY)--0.5%
AutoZone, Inc.(b) ...................................   11,000        789,800

RETAIL (SPECIALTY-APPAREL)--1.4%
TJX Cos., Inc. (The) ................................   57,000      2,272,020

SAVINGS & LOAN COMPANIES--1.0%
Washington Mutual, Inc. .............................   47,000      1,536,900

SERVICES (COMMERCIAL & CONSUMER)--1.0%
Cendant Corp.(b) ....................................   65,000      1,274,650
IMS Health, Inc. ....................................   14,000        273,140
                                                                 ------------
                                                                    1,547,790
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                        SHARES       VALUE
                                                       -------   ------------
SERVICES (COMPUTER SYSTEMS)--0.7%
Electronic Data Systems Corp. .......................   16,000   $  1,096,800

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
Nextel Communications, Inc. Class A(b) ..............   20,000        219,200
Sprint Corp. (PCS Group)(b) .........................   37,000        903,170
                                                                 ------------
                                                                    1,122,370
                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
AT&T Corp. ..........................................   48,000        870,720
Sprint Corp. (FON Group) ............................  140,000      2,811,200
WorldCom, Inc. - WorldCom Group(b) ..................  128,000      1,802,240
                                                                 ------------
                                                                    5,484,160
                                                                 ------------
TELEPHONE--0.9%
BellSouth Corp. .....................................   37,000      1,411,550

TEXTILES (APPAREL)--0.7%
Liz Claiborne, Inc. .................................   22,000      1,094,500

TOBACCO--0.2%
Philip Morris Cos., Inc. ............................    7,000        320,950

WASTE MANAGEMENT--0.2%
Waste Management, Inc. ..............................    9,000        287,190
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $169,215,535)                                    160,385,726
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $169,215,535)                                    160,385,726
-----------------------------------------------------------------------------

                                                         PAR
                                                        VALUE
                                                        (000)       VALUE
                                                       -------   ------------
SHORT-TERM OBLIGATIONS--0.9%

REPURCHASE AGREEMENTS--0.9%
Morgan Stanley & Co., Inc. repurchase agreement
1.70%, dated 12/31/01, due 1/2/02, repurchase price
$1,424,134, collateralized by a Freddie Mac Bond
6.50%, 2/1/29, market value $1,462,675 ..............   $1,424   $  1,424,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,424,000)                                        1,424,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $170,639,535)                                    161,809,726(a)

Other assets and liabilities, net--(0.4)%                            (675,497)
                                                                 ------------
NET ASSETS--100.0%                                               $161,134,229
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $14,834,903 and gross depreciation of $25,036,050 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $172,010,873.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $170,639,535)                                  $161,809,726
Cash                                                                     22,904
Receivables
   Dividends and interest                                               185,068
   Fund shares sold                                                      33,291
   Receivable from adviser                                                   19
Prepaid expenses                                                          3,900
                                                                   ------------
     Total assets                                                   162,054,908
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              543,664
   Investment advisory fee                                              104,257
   Distribution fee                                                      84,930
   Transfer agent fee                                                    79,231
   Printing fee                                                          44,546
   Financial agent fee                                                    8,486
Accrued expenses                                                         55,565
                                                                   ------------
     Total liabilities                                                  920,679
                                                                   ------------
NET ASSETS                                                         $161,134,229
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $179,548,503
Undistributed net investment loss                                       (30,602)
Accumulated net realized loss                                        (9,553,863)
Net unrealized depreciation                                          (8,829,809)
                                                                   ------------
NET ASSETS                                                         $161,134,229
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $88,731,640)                  10,280,237
Net asset value per share                                                 $8.63
Offering price per share $8.63/(1-5.75%)                                  $9.16

CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $15,389,612)                   1,780,730
Net asset value and offering price per share                              $8.64

CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $56,368,536)                   6,538,582
Net asset value and offering price per share                              $8.62

CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
   unlimited authorization (Net Assets $644,441)                         73,271
Net asset value and offering price per share                              $8.80


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                          $  2,481,764
Interest                                                                231,511
                                                                   ------------
     Total investment income                                          2,713,275
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,469,500
Distribution fee, Class A                                               316,391
Distribution fee, Class B                                               193,633
Distribution fee, Class C                                               704,312
Financial agent fee                                                     117,685
Transfer agent                                                          444,664
Printing                                                                 78,965
Professional                                                             47,000
Custodian                                                                45,610
Registration                                                             30,506
Trustees                                                                 13,007
Miscellaneous                                                            39,637
                                                                   ------------
     Total expenses                                                   3,500,910
                                                                   ------------
NET INVESTMENT LOSS                                                    (787,635)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (11,045,178)
Net realized loss on futures contracts                                  (47,924)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (22,667,234)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (33,760,336)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(34,547,971)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended         Year Ended
                                                                                                     12/31/01           12/31/00
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $   (787,635)     $   3,831,167
   Net realized gain (loss)                                                                         (11,093,102)         1,366,310
   Net change in unrealized appreciation (depreciation)                                             (22,667,234)       (19,785,922)
                                                                                                   ------------      -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (34,547,971)       (14,588,445)
                                                                                                   ------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                            --         (3,247,632)
   Net investment income, Class B                                                                            --           (470,352)
   Net investment income, Class C                                                                            --         (1,700,520)
   Net investment income, Class I                                                                            --            (28,718)
   Net realized short-term gains, Class A                                                                    --           (750,264)
   Net realized short-term gains, Class B                                                                    --           (154,532)
   Net realized short-term gains, Class C                                                                    --           (570,068)
   Net realized short-term gains, Class I                                                                    --             (7,082)
   Net realized long-term gains, Class A                                                                     --         (5,182,534)
   Net realized long-term gains, Class B                                                                     --         (1,010,637)
   Net realized long-term gains, Class C                                                                     --         (3,630,712)
   Net realized long-term gains, Class I                                                                     --            (30,356)
                                                                                                   ------------      -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                                 --        (16,783,407)
                                                                                                   ------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (164,613 and 106,978 shares, respectively)                           1,590,963          1,159,034
   Net asset value of shares issued from reinvestment of distributions
     (0 and 777,332 shares, respectively)                                                                    --          8,125,926
   Cost of shares repurchased (2,868,988 and 7,766,673 shares, respectively)                        (26,185,321)       (85,174,796)
                                                                                                   ------------      -------------
Total                                                                                               (24,594,358)       (75,889,836)
                                                                                                   ------------      -------------
CLASS B
   Proceeds from sales of shares (14,920 and 90,420 shares, respectively)                               135,657            985,785
   Net asset value of shares issued from reinvestment of distributions
     (0 and 137,332 shares, respectively)                                                                    --          1,448,663
   Cost of shares repurchased (746,167 and 1,911,117 shares, respectively)                           (6,864,258)       (21,098,225)
                                                                                                   ------------      -------------
Total                                                                                                (6,728,601)       (18,663,777)
                                                                                                   ------------      -------------
CLASS C
   Proceeds from sales of shares (64,682 and 257,072 shares, respectively)                              585,148          2,751,561
   Net asset value of shares issued from reinvestment of distributions
     (0 and 493,254 shares, respectively)                                                                    --          5,187,210
   Cost of shares repurchased (2,568,453 and 8,062,342 shares, respectively)                        (23,353,038)       (88,833,439)
                                                                                                   ------------      -------------
Total                                                                                               (22,767,890)       (80,894,668)
                                                                                                   ------------      -------------
CLASS I
   Proceeds from sales of shares (0 and 0 shares, respectively)                                              --                 --
   Net asset value of shares issued from reinvestment of distributions
     (0 and 6,023 shares, respectively)                                                                      --             64,597
   Cost of shares repurchased (0 and 71,418 shares, respectively)                                            --           (802,283)
                                                                                                   ------------      -------------
Total                                                                                                        --           (737,686)
                                                                                                   ------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (54,090,849)      (176,185,967)
                                                                                                   ------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (88,638,820)      (207,557,819)

NET ASSETS
   Beginning of period                                                                              249,773,049        457,330,868
                                                                                                   ------------      -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF ($30,602) AND $312,785, RESPECTIVELY]                                                      $161,134,229      $ 249,773,049
                                                                                                   ============      =============

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.12       $11.24      $14.80       $15.77      $15.01
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.01)(2)     0.16(2)     0.22(2)      0.17        0.20
   Net realized and unrealized gain (loss)                         (1.48)       (0.59)       0.07        (0.48)       2.49
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.49)       (0.43)       0.29        (0.31)       2.69
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.23)      (0.28)       (0.18)      (0.19)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.69)      (3.85)       (0.66)      (1.93)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.49)       (1.12)      (3.56)       (0.97)       0.76
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.63       $10.12      $11.24       $14.80      $15.77
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (14.72)%      (3.90)%      2.63%       (1.88)%     18.07%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $88,732     $131,368    $223,269     $409,065    $565,721
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.47 %       1.36 %      1.28%        1.24 %      1.24%
   Net investment income                                           (0.08)%       1.49 %      1.54%        0.97 %      1.20%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

                                                                                           CLASS B
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.20       $11.34      $14.90       $15.86      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.07)(2)     0.09(2)     0.12(2)      0.05        0.07
   Net realized and unrealized gain (loss)                         (1.49)       (0.60)       0.07        (0.48)       2.53
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.56)       (0.51)       0.19        (0.43)       2.60
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.17)      (0.18)       (0.05)      (0.07)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.63)      (3.75)       (0.53)      (1.81)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.56)       (1.14)      (3.56)       (0.96)       0.79
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.64       $10.20      $11.34       $14.90      $15.86
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (15.29)%      (4.64)%      1.91%       (2.61)%     17.33%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $15,390      $25,628     $47,557      $82,531     $76,820
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.17 %       2.06 %      1.98%        1.94 %      1.94%
   Net investment income                                           (0.78)%       0.81 %      0.84%        0.27 %      0.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                   FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.18       $11.31      $14.86       $15.81      $15.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    (0.07)(2)     0.09(2)     0.12(2)      0.05        0.07
   Net realized and unrealized gain (loss)                         (1.49)       (0.60)       0.07        (0.48)       2.52
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.56)       (0.51)       0.19        (0.43)       2.59
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.16)      (0.17)       (0.04)      (0.08)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.62)      (3.74)       (0.52)      (1.82)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.56)       (1.13)      (3.55)       (0.95)       0.77
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.62       $10.18      $11.31       $14.86      $15.81
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                   (15.32)%      (4.58)%      1.94%       (2.64)%     17.30%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $56,369      $92,024    $184,924     $423,791    $591,512
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.17 %       2.06 %      1.98%        1.94 %      1.94%
   Net investment income                                           (0.78)%       0.82 %      0.81%        0.27 %      0.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%


                                                                                           CLASS I
                                                                  --------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.28       $11.40      $14.94       $15.87      $15.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.02(2)      0.21(2)     0.28(2)      0.17        0.23
   Net realized and unrealized gain (loss)                         (1.50)       (0.61)       0.06        (0.45)       2.54
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.48)       (0.40)       0.34        (0.28)       2.77
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --        (0.26)      (0.31)       (0.17)      (0.23)
   Dividends from net realized gains                                  --        (0.46)      (3.57)       (0.48)      (1.74)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                              --        (0.72)      (3.88)       (0.65)      (1.97)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (1.48)       (1.12)      (3.54)       (0.93)       0.80
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 8.80       $10.28      $11.40       $14.94      $15.87
                                                                  ======       ======      ======       ======      ======
Total return                                                      (14.40)%      (3.60)%      2.96%       (1.66)%     18.52%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                            $644         $753      $1,581       $1,407      $1,070
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.17 %       1.08 %      0.96%        0.94 %      0.94%
   Net investment income                                            0.22 %       1.86 %      1.92%        1.27 %      1.50%
Portfolio turnover                                                    69 %        157 %       141%         116 %       126%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES
   The Phoenix-Zweig Trust ("the Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: Appreciation Fund, Government Cash Fund, Government Fund, Growth & Income Fund, Managed Assets and Strategy Fund. Each Fund has distinct investment objectives. Each of the Funds (except Government and Government Cash Funds) strives to increase investment value over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. The Growth & Income Fund, in addition to seeking capital appreciation, strives to provide income as a secondary objective. Managed Assets strives to increase investment value from capital appreciation, dividends and interest.
   The Trust offers Class A, Class B, Class C and Class I shares on each Fund and one additional class of shares, Class M on Government Cash Fund. Class A shares are sold with a front-end sales charge of up to 5.75% for all funds except Government Cash Fund which has no front-end sales charge and Government Fund which is sold with a front-end sales charge of up to 4.75%. Certain Class A shares, except Government Cash Fund may be sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares and Class M shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.
   The Government Cash Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Fund attempts to maintain a constant net asset value of $1 per share for each class.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.
   Effective January 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Trust or the Trust's net asset value, but resulted in reductions to the cost of securities, corresponding increases in unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income, based on securities held by each fund on December 31, 2000.

                                                                  Increase in
                                                Decrease in       Unrealized
                                                  Cost of         Appreciation
                                                 Securities      (Depreciation)
                                                -----------      --------------
Government Fund .............................   $   (7,095)        $    7,095
Managed Assets ..............................   (1,639,237)         1,639,237

   The effect of this change for the year ended December 31, 2001 was to decrease net investment income, increase net unrealized appreciation (depreciation) and increase net realized gains (losses) for each fund as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

                            Increase         Increase         Increase in
                         (Decrease) in    Net Unrealized      Net Realized
                        Net Investment     Appreciation          Gains
                            Income        (Depreciation)        (Losses)
                        --------------    --------------      ------------
Government Fund ......    $ (52,963)         $ 32,951          $ 20,012
Managed Assets .......     (427,200)          122,673            304,527


C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   Managed Assets may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds or to hedge against currency changes on holdings within the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Government Cash
Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2001, the Trust had no futures.

H. OPTIONS:
   Each Fund (other than Government Cash Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Funds (other than Government Cash Fund) may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Trust had no options.

I. ORGANIZATION EXPENSE:
   Organization expenses are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

J. EXPENSES:
   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L. BORROWINGS
   The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000, bearing an annual interest rate equal to the Federal Funds Rate plus 1% on any borrowings. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix/ Zweig Advisers LLC, a wholly-owned subsidiary of Phoenix Investments Partners, Ltd. ("PXP"), is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Appreciation Fund ..................................................  1.00%
Government Cash Fund ...............................................  0.50%
Government Fund ....................................................  0.60%
Growth & Income Fund ...............................................  0.75%
Managed Assets .....................................................  1.00%
Strategy Fund ......................................................  0.75%

   Effective September 10, 2001, the Adviser has agreed to reimburse the Government Cash Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceed 0.75% of the average daily net assets for Class A and Class C shares, 1.45% of the average daily net assets for Class B shares, 0.45% of the average daily net assets for Class I shares and 0.51% of the average daily net assets for Class M shares through April 30, 2002. Prior to September 10, 2001, these rates were 0.65% for Class A and Class C shares, 1.35%, 0.35%, and 0.41% for Class B, Class I, and Class M shares, respectively.
   Zweig Consulting LLC serves as the Investment Subadviser for all Funds except Government Cash Fund.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $5,455 for Class A shares and deferred sales charges of $264,303 for Class B shares and $15,920 for Class C shares for the year ended December 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. All Funds (other than Government Fund and Government Cash Fund) pay PEPCO a distribution fee at an annual rate of 1.00% for Class C shares applied to the average daily net assets of each Fund. The Government Cash Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class C shares applied to the average daily net assets of the Fund. The Government Fund pays PEPCO a distribution fee at an annual rate of 0.75% for Class C shares applied to the average daily net assets of the Fund. A separate distribution plan for Class M shares of Government Cash Fund provides that service organizations may be paid up to 0.30% of the average daily net assets of Class M shares, shared equally between Government Cash Fund and the Adviser. There is no distribution fee for Class I shares. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2001, $1,667,218 was retained by the Distributor, $3,320,070 was paid out to unaffiliated participants and $6,065 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

   PEPCO serves as Financial Agent of the Trust, and receives a fee for financial reporting, tax services and oversight of subagent's performance based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                 1st $50    $50-200     $200 +
                                                 Million    Million    Million
                                                 -------    -------    -------
All funds except Government Cash Fund ........    0.07%       0.06%     0.01%

                                                 1st $100   $100-500    $500 +
                                                 Million    Million     Million
                                                 -------    --------    -------
Government Cash Fund .........................     0.01%      0.04%      0.01%

   PFPC, Inc., a subagent to PEPCO, receives a fee from PEPCO which ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001, transfer agent fees were $1,277,820, of which PEPCO retained $317,904.
   At December 31, 2001, Phoenix Life Insurance Company and its affiliates held shares of the Trust which aggregated the following:

                                                                       Aggregate
                                                                       Net Asset
                                                       Shares            Value
                                                      ---------       ----------
Government Cash Fund .............................    2,187,426       $2,187,426

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended December 31, 2001 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                                  Purchases            Sales
                                                 ------------       ------------
Appreciation Fund .............................  $278,265,933       $290,951,375
Growth & Income Fund ..........................    14,050,004         15,494,850
Managed Assets ................................    94,827,597         84,882,596
Strategy Fund .................................   131,623,023        162,360,988

   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2001 aggregated the following:

                                                  Purchases            Sales
                                                 -----------        ------------
Government Fund ...............................  $25,311,297        $ 33,616,884
Managed Assets ................................   44,550,737         116,158,335

4. FORWARD CURRENCY CONTRACTS
   As of December 31, 2001, Managed Assets had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                           Net
                                                                       Unrealized
                                                                      Appreciation
Contracts to Deliver  In Exchange For  Settlement Date    Value      (Depreciation)
--------------------  ---------------  ---------------  -----------  --------------
EUR   (77,000,000)    US$(69,356,985)      3/20/02      (68,351,929)  $1,005,056
GBP    (8,500,000)    US$(12,345,401)      3/20/02      (12,302,005)      43,396
JPY(1,300,000,000)    US$(10,246,144)      3/20/02       (9,973,659)     272,485
                                                                      ----------
                                                                      $1,320,937
                                                                      ==========

EUR-Euro Dollar
GBP-British Pound
JPY-Japanese Yen
US$-U.S. Dollar

5. CREDIT RISK AND CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

6. OTHER
   As of December 31, 2001, the Government Cash Fund had 1 shareholder who individually owned 21.9% of total shares outstanding and 1 omnibus account, comprised of several individual shareholders, which amounted to 12.0% of total shares outstanding. None of the accounts are affiliated with PNX. In addition, affiliate holdings are presented in the table located within Note 2.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)


7. FEDERAL INCOME TAX INFORMATION
   The following Funds have capital loss carryovers which may be used to offset future capital gains.

                                                                          Expiration Year
                                            --------------------------------------------------------------------------
                                              2002         2004         2005         2007         2008         2009         Total
                                            ---------   ----------    --------     --------     --------    ----------   -----------
Appreciation Fund .......................   $      --   $       --    $     --     $     --     $     --    $3,502,512   $ 3,502,512
Government Cash Fund ....................          --           --     105,519           --           --            --       105,519
Government Fund .........................   6,818,541    1,010,121          --      334,701      833,427            --     8,996,790
Growth & Income Fund ....................          --           --          --           --           --     3,341,522     3,341,522
Managed Assets ..........................          --           --          --           --           --     1,490,291     1,490,291
Strategy Fund ...........................          --           --          --           --           --     8,644,665     8,644,665

   For the year ended December 31, 2001, the Government Fund utilized capital loss carryovers deferred in the prior year in the amount of $408,614. As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                                 Undistributed    Undistributed
                                                   Ordinary        Long-Term
                                                    Income        Capital Gains
                                                 -------------    -------------
Appreciation Fund                                 $       --        $      --
Government Cash Fund                                      --               --
Government Fund                                      120,599               --
Growth & Income Fund                                      --               --
Managed Assets                                     1,798,754               --
Strategy Fund                                             --               --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, treatment of foreign currency transactions, premium amortization, non-taxable dividends, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                          Undistributed     Accumulated       Capital paid in
                         net investment    net realizedon         shares of
                         income (loss)      gain (loss)      beneficial interest
                         --------------    --------------    -------------------
Appreciation Fund           $876,737         $107,598           $  (984,335)
Government Fund               39,278            3,722               (43,000)
Growth & Income Fund         207,979          (18,345)             (189,634)
Managed Assets               635,443          811,609            (1,447,052)
Strategy Fund                444,248            1,965              (446,213)

   This report is not authorized for distribution to prospective investors in the Phoenix-Zweig Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS PCW
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Zweig Trust


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Government Cash Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund (constituting the Phoenix-Zweig Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS LLP

New York, New York
February 8, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated
term of office for Trustees of the Trust.

                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                 PORTFOLIOS IN
                             TERM OF OFFICE       FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND          AND LENGTH OF       OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS             TIME SERVED(1)         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  James Balog (74)           Served since              7           Currently retired. Director, Transatlantic Holdings, Inc.
                             1997.                                 (reinsurance) since 1990. Director, Elan, plc (pharmaceuticals)
                                                                   since 1990. Director, Great West Life and Annuity Insurance
                                                                   Company since 1993.
------------------------------------------------------------------------------------------------------------------------------------
  Claire B. Benenson (82)    Served since              7           Consultant on Financial Conferences. Trustee, Burnham Investors
                             1989.                                 Trust (since 1972) (5 portfolios). Vice President, 92nd St.
                                                                   YMYWHA (charitable organization (since 1999).
------------------------------------------------------------------------------------------------------------------------------------
  S. Leland Dill (71)        Served since              7           Currently retired. Trustee, Deutsche Asset Management mutual
  5070 North Ocean Dr.       1986.                                 funds (33 portfolios). Director, Coutts & Co. Trust Holdings
  Singer Island, FL 33404                                          Limited (1991-1999), Coutts & Co. Group (1944-1999) and Coutts
                                                                   & Co. International (USA) (private banking) (1992-2000).
------------------------------------------------------------------------------------------------------------------------------------
  Donald B. Romans (70)      Served since              7           President, Romans & Company (private investors and financial
  39 S. Sheridan Road        1989.                                 consultants) since 1987. Trustee, Burnham Investors Trust
  Lake Forest, IL 60045                                            (5 portfolios).
------------------------------------------------------------------------------------------------------------------------------------

                                                         INTERESTED TRUSTEE


     The person listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of
1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                   PORTFOLIOS IN
     NAME, (AGE), ADDRESS      TERM OF OFFICE       FUND COMPLEX
     AND POSITION(S) WITH       AND LENGTH OF       OVERSEEN BY                          PRINCIPAL OCCUPATION(S)
         TRUST                 TIME SERVED(1)         TRUSTEE                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  *Philip R. McLoughlin (55)    Served since            44         Chairman (1997-present), Director (1995-present), Vice Chairman
  56 Prospect Street            2000.                              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
  Hartford, CT 06115-0480                                          Investment Partners, Ltd. Director, Executive Vice President and
                                                                   Chief Investment Officer, The Phoenix Companies, Inc.
  Chairman and Chief                                               (2001-present). Director (1994-present) and Executive Vice
  Executive Officer                                                President, Investments (1988-present), Phoenix Life Insurance
                                                                   Company. Director (1983-present) and Chairman (1995-present),
                                                                   Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                                   President (1990-2000), Phoenix Equity Planning Corporation.
                                                                   Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                   (1999-present). Director, PXRE Corporation (Delaware)
                                                                   (1985-present), World Trust Fund (1991-present) Phoenix
                                                                   Distribution Holding Company (2001-present) and Phoenix
                                                                   Investment Management Company (2001-present). Director and
                                                                   Executive Vice President, Phoenix Life and Annuity Company
                                                                   (1996-present). Director and Executive Vice President, PHL
                                                                   Variable Insurance Company (1995-present). Director, Phoenix
                                                                   National Trust Company (1996-present). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                   Associates, Inc. (1995-present). Director (1992-present)
                                                                   and President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person," as defined in the Investment Comany Act of 1940, by reason of his position with Phoenix
  Investment Partners, Ltd. and its affiliates.


                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, (AGE) AND            TRUST AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
         ADDRESS                    TIME SERVED                                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Martin E. Zweig (59)          President                          President of the Zweig Consulting LLC (investment management)
                                since 1986.                        since 1999. President of Phoenix-Euclid Funds; Chairman and
                                                                   President, The Zweig Total Return Fund, Inc. and The Zweig
                                                                   Fund, Inc.; Managing Director of Zweig-DiMenna Associates LLC
                                                                   (investment management) since 1995. President, Zweig-DiMenna
                                                                   International Managers, Inc., Zweig-Di Menna Associates, Inc.
                                                                   and Gotham Advisors, Inc. Member of the Undergraduate Executive
                                                                   Board of the Wharton School, University of Pennsylvania.
                                                                   Trustee, Manhattan Institute. Chairman, Zweig/Glaser Advisers
                                                                   LLC and Euclid Advisors LLC (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon (44)        Executive Vice President           Director and Executive Vice President; Investments, Phoenix
  56 Prospect Street            since 1999.                        Investment Partners, Ltd. (1995-present). Director
  Hartford, CT 06115-0480                                          (1994-present), President (1995-present), Phoenix Investment
                                                                   Counsel, Inc. Director, Phoenix Equity Planning Corporation
                                                                   (1995-present). Executive Vice President, Phoenix Fund Complex
                                                                   (1993-present).
------------------------------------------------------------------------------------------------------------------------------------

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, (AGE) AND            TRUST AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
         ADDRESS                    TIME SERVED                                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (57)         Executive Vice President           Executive Vice President and Chief Financial Officer
  56 Prospect Street            since 1999.                        (1999-present), Senior Vice President and Chief Financial
  Hartford, CT 06115-0480                                          Officer (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                   (1998-present), Senior Vice President, Finance (1990-present),
                                                                   Chief Financial Officer (1996-present), and Treasurer
                                                                   (1998-present), Phoenix Equity Planning Corporation. Director
                                                                   (1998-present), Senior Vice President (1990-present), Chief
                                                                   Financial Officer (1996-present) and Treasurer (1994-present),
                                                                   Phoenix Investment Counsel, Inc. Senior Vice President and
                                                                   Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                                   (1996-present). Vice President, Phoenix Fund Complex
                                                                   (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (51)           Executive Vice President           President, Private Client Group (1999-present), Executive Vice
  56 Prospect Street            since 1999.                        President, Retail Division (1997-1999), Phoenix Investment
  Hartford, CT 06115-0480                                          Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                   Planning Corporation (2000-present). Executive Vice President,
                                                                   Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Carlton B. Neel (34)          Senior Vice President              First Vice President, Phoenix/Zweig Advisers LLC (since 1996).
                                since 1996.                        Vice President, Zweig Advisors Inc. and Zweig Total Return
                                                                   Advisors, Inc. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
  Beth Abraham (46)             Vice President                     Assistant Vice President of Phoenix/Zweig Advisers LLC
                                since 2001.                        (since 1995). Former self-employed consultant to the mutual fund industry.
------------------------------------------------------------------------------------------------------------------------------------
  David Dickerson (34)          Vice President                     Vice President, Phoenix/Zweig Advisers, LLC and Euclid Advisors
                                since 2000.                        LLC. Investment professional at Phoenix/Zweig Advisers LLC since 1993.
------------------------------------------------------------------------------------------------------------------------------------
  David O'Brien (37)            Vice President                     Vice President, Phoenix/Zweig Advisers, LLC and Euclid Advisors
                                since 2000.                        LLC since 2000. Investment Professional at Phoenix-Zweig
                                                                   Advisers, LLC since 1998.
------------------------------------------------------------------------------------------------------------------------------------
  Marc Baltuch (56)             Secretary                          Director and President, Watermark Securities, Inc. since 1990.
                                since 1989.                        First Vice President, Chief Compliance Officer and Secretary,
                                                                   PXP Securities Corp. until 1999. First Vice President,
                                                                   Zweig/Glaser Advisers LLC and Euclid Advisors LLC until 1999.
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)         Treasurer                          Vice President, Fund Accounting (1994-present) and Treasurer
  56 Prospect Street            since 1999.                        (1996-present), Phoenix Equity Planning Corporation. Treasurer,
  Hartford, CT 06115-0480                                          Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasury, controller or any other officer who performs a policy making function.

PHOENIX-ZWEIG TRUST

900 Third Avenue, 31st Floor
New York, New York 10022

TRUSTEES
James Balog
Claire B. Benenson
S. Leland Dill
Philip R. McLoughlin
Donald B. Romans

OFFICERS
Philip R. McLoughlin, Chairman
Martin E. Zweig, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Carlton B. Neel, Senior Vice President
Beth Abraham, Vice President
David Dickerson, Vice President
David O'Brien, Vice President
Nancy G. Curtiss, Treasurer
Marc Baltuch, Secretary

INVESTMENT ADVISER
Phoenix/Zweig Advisers LLC
900 Third Avenue, 31st Floor
New York, New York 10022-4728

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
  IMPORTANT NOTICE TO SHAREHOLDERS
  The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS
COMMITTED TO INVESTOR SUCCESS(SM)
[GRAPHIC OMITTED]

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM.

PXP 1329 (2/02)